EXHIBIT 10.5

-------------------------------------------------------------------------------

                       CHARMING SHOPPES RECEIVABLES CORP.

                                     Seller

                             SPIRIT OF AMERICA, INC.

                                    Servicer

                                       and

                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                     Trustee

                on behalf of the Series 2004-1 Certificateholders

                         ------------------------------

                            SERIES 2004-1 SUPPLEMENT

                           Dated as of August 5, 2004

                                       to

                     SECOND AMENDED AND RESTATED POOLING AND
                               SERVICING AGREEMENT

                          Dated as of November 25, 1997

       (as amended on July 22, 1999, on May 8, 2001 and on August 5, 2004)

                         ------------------------------

                                  $180,000,000

                          CHARMING SHOPPES MASTER TRUST

                                  SERIES 2004-1

-------------------------------------------------------------------------------

                                Table of Contents
                                   (continued)
                                                                           Page



SECTION 1     Designation...................................................1

SECTION 2     Definitions...................................................1

SECTION 3     Servicing Compensation.......................................30

SECTION 4     Reassignment and Transfer Terms..............................31

SECTION 5     Delivery and Payment for the Series 2004-1 Certificates......31

SECTION 6     Depository; Form of Delivery of Series 2004-1 Certificates...31

SECTION 7     Interest Rate Swap Agreements................................32

SECTION 8     Article IV of Agreement......................................33

SECTION 9     Article V of the Agreement...................................58

SECTION 10    Series 2004-1 Early Amortization Events......................61

SECTION 11    Series 2004-1 Termination....................................62

SECTION 12    Ratification of Agreement....................................63

SECTION 13    Counterparts.................................................63

SECTION 14    No Petition..................................................63

SECTION 15    Forms of Series 2004-1 Certificates..........................63

SECTION 16    Transfer Restrictions........................................65

SECTION 17    Certain Amendments...........................................73

SECTION 18    Commercial Law Representations and Warranties of the Seller..73

SECTION 19    Governing Law................................................74

EXHIBITS

EXHIBIT A             Form of Class A Certificate
EXHIBIT M             Form of Class M Certificate
EXHIBIT B             Form of Class B Certificate
EXHIBIT C             Form of Class C Certificate
EXHIBIT D-1           Form of Class D-1 Certificate
EXHIBIT D-2           Form of Class D-2 Certificate
EXHIBIT E             Form of Monthly Payment Instructions and Notification to
                      the Trustee
EXHIBIT F             Form of Monthly Certificateholders' Statement
EXHIBIT G-1           Form of Regulation S Book-Entry Certificate to Restricted
                      Book-Entry Certificate Transfer Certificate
EXHIBIT G-2           Form of Restricted Book-Entry Certificate to Regulation S
                      Book-Entry Certificate Transfer Certificate
EXHIBIT H             Form of Interest Rate Swap Agreement

EXHIBIT I Form of Non-U.S. Beneficial Ownership Certification by Member Organization

EXHIBIT J             Form of Non-U.S. Beneficial Ownership Certification by
                      Euroclear or Clearstream Banking, Societe Anonyme

         This SERIES 2004-1 SUPPLEMENT, dated as of August 5, 2004 (this "Supplement"), is among CHARMING SHOPPES RECEIVABLES CORP., a Delaware corporation, as Seller (the "Seller"), SPIRIT OF AMERICA, INC., a Delaware corporation, as Servicer (the "Servicer"), and WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank), as Trustee (the "Trustee") under the Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997 among the Seller, the Servicer and the Trustee, as amended on July 22, 1999, May 8, 2001 and August 5, 2004 (as further amended or otherwise modified from time to time, the "Agreement").

         Section 6.9 of the Agreement provides, among other things, that the Seller, the Servicer and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by the Trustee to the Seller for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates.

         Pursuant to this Supplement, the Seller and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

         SECTION 1. Designation.

         (a) There is hereby created a Series of Investor Certificates to be issued in five classes pursuant to the Agreement and this Series Supplement and to be known together as the Series 2004-1 Certificates. The five classes shall be designated the Class A Floating Rate Asset Backed Certificates, Series 2004-1 (the "Class A Certificates"), the Class M Floating Rate Asset Backed Certificates, Series 2004-1 (the "Class M Certificates"), the Class B Floating Rate Asset Backed Certificates, Series 2004-1 (the "Class B Certificates"), the Class C Floating Rate Asset Backed Certificates, Series 2004-1 (the "Class C Certificates") and the Class D Asset Backed Certificates, Series 2004-1 (the "Class D Certificates"). The Class D Asset Backed Certificates shall be comprised of two subclasses designated as the Class D-1 Asset Backed Certificates, Series 2004-1 (the "Class D-1 Certificates") and the Class D-2 Asset Backed Certificates, Series 2004-1 (the "Class D-2 Certificates").

         (b) Series 2004-1 shall be included in Group One. Series 2004-1 shall be a Paired Series with respect to Series 1999-1.

         (c) If any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall be controlling.

         SECTION 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Supplement shall govern with respect to this Series. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the

Series 2004-1 Certificates and no other Series of Certificates or Receivables Purchase Series issued by the Trust.

         "Amortization Period" shall mean, with respect to Series 2004-1, the Controlled Amortization Period or the Early Amortization Period.

         "Available Funds" shall mean, with respect to any Distribution Date, the sum of Class A Available Funds, Class M Available Funds, Class B Available Funds, Class C Available Funds and Class D Available Funds, in each case for such Distribution Date.

         "Available Principal Collections" shall mean, with respect to any Distribution Date, the sum of:

         (a) (i) with respect to any Distribution Date prior to the earlier to occur of (A) payment in full of the Series 1999-1 Certificates and (B) the end of the Funding Period, $0; and
                  (ii) with respect to any other Distribution Date, the Principal Allocation Percentage of all Collections of Principal Receivables received during the related Due Period, minus the amount of Reallocated Class D Principal Collections, Reallocated Class C Principal Collections, Reallocated Class B Principal Collections and Reallocated Class M Principal Collections with respect to such Due Period which pursuant to
                  Section 4.12 are required to fund the Class A Required Amount, the Class M Required Amount, the Class B Required Amount and the Class C Required Amount,

         (b) any Shared Principal Collections with respect to other Series in Group One that are allocated to Series 2004-1 in accordance with Section 4.15 for such Distribution Date,

         (c) any other amounts which pursuant to subsections 4.9(a) and 4.11(a) (to the extent allocable to the Class A Investor Loss Amount or the Class A Investor Dilution Amount), (b), (c) (to the extent allocable to the Class M Investor Loss Amount or the Class M Investor Dilution Amount), (d), (e) (to the extent allocable to the Class B Investor Loss Amount or the Class B Investor Dilution Amount), (f), (i), (j), (k), (o), (p) and
                  (q) for such Due Period (other than such amounts paid from Reallocated Principal Collections) are to be treated as Available Principal Collections for such Distribution Date, and

         (d) the amount, if any, specified by the Holder of the Exchangeable Seller Certificate pursuant to the first proviso to subsection 4.5(b)(ii) to be distributed as Available Principal Collections on such Distribution Date.

         "Average Principal Balance" shall mean, for any Due Period in which one or more Reset Dates occur, the weighted average of the Principal Receivables on the first day of each Subperiod in such Due Period, it being understood that such average will be weighted according to a fraction, the numerator of which is the number of days during the relevant Subperiod and the denominator of which is the number of days in such Due Period.

         "Base Rate" shall mean, for any Due Period, an annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of Monthly Interest and any Net Swap Payment for the related Distribution Date and the Series 2004-1 Investor Monthly Servicing Fee for such Due Period, and the denominator of which is equal to the outstanding principal amount of the Series 2004-1 Certificates, determined as of the last day of the immediately preceding Due Period (or, for the initial Due Period, the outstanding principal amount of the Series 2004-1 Certificates as of the Closing Date).

         "Benefit Plan Investor" shall have the meaning specified in subsection 16(c)(viii) of this Supplement.

         "Cash Pre-Funded Amount" shall mean the amount on deposit in the Pre-Funding Account from time to time, excluding any investment income on funds on deposit therein.

         "Class" shall mean any of the Class A Investor Interest, the Class M Investor Interest, the Class B Investor Interest, the Class C Investor Interest or the Class D Investor Interest.

         "Class A Additional Interest" shall have the meaning specified in subsection 4.6(a).

         "Class A Available Funds" shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the Class A Floating Allocation of the Collections of Finance Charge Receivables allocated to the Series 2004-1 Certificates and deposited in the Collection Account for the related Due Period (including amounts under Sections 4.19(c) and 4.20(b) and other amounts that are in each case to be treated as Collections of Finance Charge Receivables in accordance with the Agreement (other than the Class A Net Swap Receipt)) and (b) any Class A Net Swap Receipt for such Distribution Date.

         "Class A Certificate Rate" shall mean, with respect to any Interest Period, a per annum rate equal to LIBOR as of the related LIBOR Determination Date for such Interest Period plus 0.33%.

         "Class A Certificateholder" shall mean each Person in whose name a Class A Certificate is registered in the Certificate Register.

         "Class A Certificates" shall have the meaning specified in subsection 1(a) of this Supplement.

         "Class A Controlled Amortization Amount" for any Due Period related to the Controlled Amortization Period shall mean $14,400,000; provided, however, that such amount shall be adjusted downward to reflect (i) any reduction to the Class A Investor Interest as a result of any cancellation of Class A Certificates pursuant to Section 4.16 and (ii) any principal payments to the Class A Certificateholders pursuant to subsection 4.9(h), so that such amount shall be equal to 1/8th of the outstanding principal amount of the Class A Certificates as of the last day of the Due Period prior to the commencement of the Controlled Amortization Period.

         "Class A Controlled Amortization Shortfall" shall mean (i) with respect to the first Due Period related to the Controlled Amortization Period, zero, and
(ii) with respect to each other Due Period during the Controlled Amortization Period occurring on or prior to the Class A Expected Final Payment Date, means the excess, if any, of the Class A Controlled Payment Amount for the previous Due Period over the amount of Available Principal Collections distributed as payment of such Class A Controlled Payment Amount on the Distribution Date related to such previous Due Period.

         "Class A Controlled Payment Amount" for any Due Period, shall mean, the sum of (a) the Class A Controlled Amortization Amount and (b) any existing Class A Controlled Amortization Shortfall.

         "Class A Deficiency Amount" shall have the meaning specified in subsection 4.6(a).

         "Class A Expected Final Payment Date" shall mean the November 2009 Distribution Date.

         "Class A Fixed Allocation" shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the Revolving Period.

         "Class A Floating Allocation" shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

                  (a) the numerator of which is the Class A Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Class A Investor Interest as of the Closing Date); and

                  (b) the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Series Investor Interest as of the Closing Date).

         "Class A Initial Investor Interest" shall mean the aggregate initial principal amount of the Class A Certificates, which is $115,200,000.

         "Class A Investor Allocation" shall mean, with respect to any Due Period, (a) with respect to Series 2004-1 Investor Loss Amounts, Series 2004-1 Investor Dilution Amount and Collections of Finance Charge Receivables at any time and Collections of Principal Receivables during the Revolving Period, the Class A Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class A Fixed Allocation.

         "Class A Investor Charge-Off" shall have the meaning specified in subsection 4.10(a).

         "Class A Investor Dilution Amount" shall mean, for any Distribution Date, an amount equal to the product of (a) the Series 2004-1 Investor Dilution Amount for such Distribution Date and (b) the Class A Floating Allocation for the related Due Period.

         "Class A Investor Interest" shall mean, on any date of determination, an amount equal to the greater of (x) zero and (y) an amount equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date (other than any principal payment made pursuant to subsection 4.9(h)), minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs pursuant to subsection 4.10(a) over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.11(b) prior to such date of determination, minus (d) the amount of any reduction to the Class A Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class A Certificates pursuant to
Section 4.16, minus (e) the Class A Percentage of the Initial Total Pre-Funded Amount, plus (f) the Class A Percentage of the amount of any increases to the Series Investor Interest pursuant to Section 4.21 during the Funding Period.

         "Class A Investor Loss Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class A Floating Allocation applicable for the related Due Period.

         "Class A Monthly Interest" shall have the meaning specified in subsection 4.6(a).

         "Class A Monthly Principal" shall mean the monthly principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.7(a).

         "Class A Net Swap Payment" means, for any Distribution Date, the net amount payable by the Trust to the Swap Counterparty pursuant to the Class A Swap on that Distribution Date as a result of LIBOR being less than the Class A Swap Rate. For the avoidance of doubt, Class A Net Swap Payments do not include early termination payments or payment of breakage or other miscellaneous costs.

         "Class A Net Swap Receipt" means, for any Distribution Date, the net amount payable to the Trust from the Swap Counterparty pursuant to the Class A Swap on that Distribution Date as a result of LIBOR being greater than the Class A Swap Rate.

         "Class A Percentage" shall mean a fraction the numerator of which is the Class A Initial Investor Interest and the denominator of which is the Initial Investor Interest.

         "Class A Required Amount" shall have the meaning specified in subsection 4.8(a).

         "Class A Servicing Fee" shall have the meaning specified in Section 3 of this Supplement.

         "Class A Swap" means any Interest Rate Swap Agreement relating to the Class A Certificates that has a notional amount equal to the outstanding principal amount of the Class A Certificates from time to time.

         "Class A Swap Rate" means 4.326% per annum.

         "Class B Additional Interest" shall have the meaning specified in subsection 4.6(c).

         "Class B Available Funds" shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the Class B Floating Allocation of the Collections of Finance Charge Receivables allocated to the Series 2004-1 Certificates and deposited in the Collection Account for the related Due Period (including amounts under Sections 4.19(c) and 4.20(b) and other amounts that are in each case to be treated as Collections of Finance Charge Receivables in accordance with the Agreement (other than the Class B Net Swap Receipt)) and (b) the Class B Net Swap Receipt for the related Distribution Date.

         "Class B Certificate Rate" shall mean, with respect to any Interest Period, a per annum rate equal to LIBOR as of the related LIBOR Determination Date for such Interest Period plus 0.95%.

         "Class B Certificateholder" shall mean each Person in whose name a Class B Certificate is registered in the Certificate Register.

         "Class B Certificates" shall have the meaning specified in subsection 1(a) of this Supplement.

         "Class B Controlled Amortization Amount" for any Due Period related to the Controlled Amortization Period shall mean $18,900,000; provided, however, that such amount shall be adjusted downward to reflect (i) any reduction to the Class B Investor Interest as a result of any cancellation of Class B Certificates pursuant to Section 4.16 and (ii) any principal payments to the Class B Certificateholders pursuant to subsection 4.9(h), so that such amount shall be equal to the outstanding principal amount of the Class B Certificates as of the last day of the Due Period prior to the commencement of the Controlled Amortization Period.

         "Class B Controlled Amortization Shortfall" shall mean (i) with respect to the first Due Period related to the Controlled Amortization Period occurring after the Class M Expected Final Payment Date, zero, and (ii) with respect to each other Due Period thereafter during the Controlled Amortization Period occurring on or prior to the Class B Expected Final Payment Date, means the excess, if any, of the Class B Controlled Payment Amount for the previous Due Period over the amount of Available Principal Collections distributed as payment of such Class B Controlled Payment Amount on the Distribution Date related to such previous Due Period.

         "Class B Controlled Payment Amount" for any Due Period, shall mean, the sum of (a) the Class B Controlled Amortization Amount and (b) any existing Class B Controlled Amortization Shortfall.

         "Class B Deficiency Amount" shall have the meaning specified in subsection 4.6(c).

         "Class B Expected Final Payment Date" shall mean the January 2010 Distribution Date.

         "Class B Fixed Allocation" shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the Revolving Period.

         "Class B Floating Allocation" shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

                  (a) the numerator of which is the Class B Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Class B Investor Interest as of the Closing Date); and

                  (b) the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Series Investor Interest as of the Closing Date).

         "Class B Initial Investor Interest" shall mean the aggregate initial principal amount of the Class B Certificates, which is $18,900,000.

         "Class B Investor Allocation" shall mean, with respect to any Due Period (a) with respect to Series 2004-1 Investor Loss Amounts, Series 2004-1 Investor Dilution Amounts and Collections of Finance Charge Receivables at any time and Collections of Principal Receivables during the Revolving Period, the Class B Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class B Fixed Allocation.

         "Class B Investor Charge-Off" shall have the meaning specified in subsection 4.10(c).

         "Class B Investor Dilution Amount" shall mean, for any Distribution Date, an amount equal to the product of (a) the Series 2004-1 Investor Dilution Amount for such Distribution Date and (b) the Class B Floating Allocation for the related Due Period.

         "Class B Investor Interest" shall mean, on any date of determination, an amount equal to the greater of (x) zero and (y) an amount equal to (a) the Class B Initial Investor Interest, minus

(b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date (other than any principal payment made pursuant to subsection 4.9(h)), minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates pursuant to subsections 4.10(a), (b) and (c), minus (d) the aggregate amount of Reallocated Class B Principal Collections allocated pursuant to subsection 4.12(b)(iv) on all prior Distribution Dates, minus (e) the amount of any reduction to the Class B Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class B Certificates pursuant to Section 4.16, minus (f) the Class B Percentage of the Initial Total Pre-Funded Amount, plus (g) the Class B Percentage of the amount of any increases to the Series Investor Interest pursuant to Section 4.21 during the Funding Period, plus (h) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.11(f) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses
(c) and (d).

         "Class B Investor Loss Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class B Floating Allocation applicable for the related Due Period.

         "Class B Monthly Interest" shall have the meaning specified in subsection 4.6(c).

         "Class B Monthly Principal" shall mean the monthly principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.7(c).

         "Class B Net Swap Payment" shall mean, for any Distribution Date, the net amount payable by the Trust to the Swap Counterparty pursuant to the Class B Swap on that Distribution Date as a result of LIBOR being less than the Class B Swap Rate. For the avoidance of doubt, Class B Net Swap Payments do not include early termination payments or payment of breakage or other miscellaneous costs.

         "Class B Net Swap Receipt" means, for any Distribution Date, the net amount payable to the Trust from the Swap Counterparty pursuant to the Class B Swap on that Distribution Date as a result of LIBOR being greater than the Class B Swap Rate.

         "Class B Percentage" shall mean a fraction the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Initial Investor Interest.

         "Class B Principal Commencement Date" shall have the meaning specified in subsection 4.7(c).

         "Class B Required Amount" shall have the meaning specified in subsection 4.8(c).

         "Class B Servicing Fee" shall have the meaning specified in Section 3 of this Supplement.

         "Class B Swap" means any Interest Rate Swap Agreement relating to the Class B Certificates that has a notional amount equal to the outstanding principal amount of the Class B Certificates from time to time.

         "Class B Swap Rate" means 4.425% per annum.

         "Class C Available Funds" shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the Class C Floating Allocation of Collections of Finance Charge Receivables allocated to the Series 2004-1 Certificates and deposited in the Collection Account for the related Due Period (including amounts under Sections 4.19(c) and 4.20(b) and other amounts that are in each case to be treated as Collections of Finance Charge Receivables in accordance with the Agreement (other than the Class C Net Swap Receipt)) and (b) the Class C Net Swap Receipt for the related Distribution Date.

         "Class C Certificate Rate" with respect to any Interest Period shall have the meaning specified in the Class C Purchase Agreement; provided that the Class C Certificate Rate shall in no event exceed a per annum rate equal to LIBOR as of the LIBOR Determination Date for such Interest Period plus 2.50%.

         "Class C Certificateholder" shall mean each Person in whose name a Class C Certificate is registered in the Certificate Register.

         "Class C Certificates" shall have the meaning specified in subsection 1(a) of this Supplement.

         "Class C Deficiency Amount" shall have the meaning specified in subsection 4.6(d).

         "Class C Expected Final Payment Date" shall have the meaning set forth in the Class C Purchase Agreement.

         "Class C Fixed Allocation" shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class C Investor Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the Revolving Period.

         "Class C Floating Allocation" shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

                  (a) the numerator of which is the Class C Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Class C Investor Interest as of the Closing Date); and

                  (b) the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Series Investor Interest as of the Closing Date).

         "Class C Initial Investor Interest" shall mean the aggregate initial principal amount of the Class C Certificates, which is $16,200,000.

         "Class C Investor Allocation" shall mean, with respect to any Due Period (a) with respect to Series 2004-1 Investor Loss Amounts, Series 2004-1 Investor Dilution Amounts and Collections of Finance Charge Receivables at any time and Collections of Principal Receivables during the Revolving Period, the Class C Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class C Fixed Allocation.

         "Class C Investor Charge-Off" shall have the meaning specified in subsection 4.10(d).

         "Class C Investor Dilution Amount" shall mean, for any Distribution Date, an amount equal to the product of (a) the Series 2004-1 Investor Dilution Amount for such Distribution Date and (b) the Class C Floating Allocation for the related Due Period.

         "Class C Investor Interest" shall mean, on any date of determination, an amount equal to the greater of (x) zero and (y) an amount equal to (a) the Class C Initial Investor Interest, minus (b) the aggregate amount of principal payments made to the Class C Certificateholders prior to such date (other than any principal payment made pursuant to subsection 4.9(h)), minus (c) the aggregate amount of Class C Investor Charge-Offs for all prior Distribution Dates pursuant to subsections 4.10(a), (b), (c) and (d), minus (d) the aggregate amount of Reallocated Class C Principal Collections allocated pursuant to subsection 4.12(b)(iii) on all prior Distribution Dates, minus (e) the amount of any reduction to the Class C Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class C Certificates pursuant to
Section 4.16, minus (f) the Class C Percentage of the Initial Total Pre-Funded Amount, plus (g) the Class C Percentage of the amount of any increases to the Series Investor Interest pursuant to Section 4.21 during the Funding Period, and plus (h) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.11(k) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

         "Class C Investor Loss Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class C Floating Allocation applicable for the related Due Period.

         "Class C Monthly Interest" shall have the meaning specified in subsection 4.6(d).

         "Class C Monthly Principal" shall mean the monthly principal distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.7(d).

         "Class C Net Swap Payment" shall mean, for any Distribution Date, the net amount payable by the Trust to the Swap Counterparty pursuant to the Class C Swap on that Distribution Date as a result of LIBOR being less than the Class C Swap Rate. For the avoidance of doubt, Class C Net Swap Payments do not include early termination payments or payment of breakage or other miscellaneous costs.

         "Class C Net Swap Receipt" means, for any Distribution Date, the net amount payable to the Trust from the Swap Counterparty pursuant to the Class C Swap on that Distribution Date as a result of LIBOR being greater than the Class C Swap Rate.

          "Class C Percentage" shall mean a fraction the numerator of which is the Class C Initial Investor Interest and the denominator of which is the Initial Investor Interest.

         "Class C Purchase Agreement" shall mean the agreement among the Seller, the Servicer, the Trustee and the Class C Certificateholders, as amended, modified or restated from time to time.

         "Class C Required Amount" shall mean the amount, if any, equal to the sum of (a) the amount, if any, by which the sum of (i) the Class C Monthly Interest for such Distribution Date, plus (ii) the Class C Deficiency Amount, if any, for such Distribution Date, plus (iii) the Class C Investor Loss Amount, if any, for the prior Due Period, plus (iv) the Class C Investor Dilution Amount, if any, for such Distribution Date exceeds the amount of Excess Spread available to be applied to such amounts pursuant to subsections 4.11(h), (i) and (j), plus
(b) the amount, if any, by which the sum of (i) the Class C Servicing Fee for the prior Due Period, plus (ii) the Class C Servicing Fee, if any, due but not paid on any prior Distribution Date, exceeds the Class C Available Funds for the related Due Period and the amount of any Excess Spread available to be applied to such amount pursuant to subsection 4.11(g).

         "Class C Servicing Fee" shall have the meaning specified in Section 3 of this Supplement.

          "Class C Swap" means any Interest Rate Swap Agreement relating to the Class C Certificates that has a notional amount equal to the outstanding principal amount of the Class C Certificates from time to time.

         "Class C Swap Rate" means 4.445% per annum.

         "Class D Available Funds" shall mean, with respect to any Distribution Date, an amount equal the Class D Floating Allocation of Collections of Finance Charge Receivables allocated to the Series 2004-1 Certificates and deposited in the Collection Account for the related Due Period (including amounts under Sections 4.19(c) and 4.20(b) and other amounts that are in each case to be treated as Collections of Finance Charge Receivables in accordance with the Agreement).

         "Class D Certificateholders" shall mean any Person in whose name a Class D Certificate is registered in the Certificate Register.

         "Class D Certificates" shall have the meaning specified in subsection 1(a) of this Supplement.

         "Class D Deficiency Amount" shall mean, with respect to any Distribution Date, the sum of the Class D-1 Deficiency Amount plus the Class D-2 Deficiency Amount.

         "Class D Expected Final Payment Date" shall have the meaning set forth in the Class D Purchase Agreement.

         "Class D Fixed Allocation" shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the sum of the Class D-1 Fixed Allocation and the Class D-2 Fixed Allocation.

         "Class D Floating Allocation" shall mean, with respect to any Due Period (including any day within such Due Period), the sum of the Class D-1 Floating Allocation and the Class D-2 Floating Allocation.

         "Class D Initial Investor Interest" shall mean the sum of the Class D-1 Initial Investor Interest plus the Class D-2 Initial Investor Interest.

         "Class D Investor Allocation" shall mean, with respect to any Due Period, (a) with respect to Series 2004-1 Investor Loss Amounts, Series 2004-1 Investor Dilution Amounts and Collections of Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class D Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class D Fixed Allocation.

         "Class D Investor Charge-Offs" shall mean the sum of Class D-1 Investor Charge-Offs plus Class D-2 Investor Charge-Offs.

         "Class D Investor Dilution Amount" shall mean, for any Distribution Date, an amount equal to the product of (a) the Series 2004-1 Investor Dilution Amount for such Distribution Date and (b) the Class D Floating Allocation for the related Due Period.

         "Class D Investor Interest" shall mean, on any date of determination, the sum of the Class D-1 Investor Interest plus the Class D-2 Investor Interest.

         "Class D Investor Loss Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class D Floating Allocation applicable for the related Due Period.

         "Class D Monthly Interest" shall mean the sum of the Class D-1 Monthly Interest plus the Class D-2 Monthly Interest.

         "Class D Monthly Principal" shall mean the sum of the Class D-1 Monthly Principal plus the Class D-2 Monthly Principal.

         "Class D Purchase Agreement(s)" shall mean the Class D-1 Purchase Agreement and/or the Class D-2 Purchase Agreement, as the case may be.

         "Class D Servicing Fee" shall mean the sum of the Class D-1 Servicing Fee plus the Class D-2 Servicing Fee.

          "Class D-1 Certificate Rate" with respect to any Interest Period shall have the meaning specified in the Class D-1 Purchase Agreement; provided that the Class D-1 Certificate Rate shall in no event exceed a per annum rate equal to (i) if the Class D-1 Certificate Rate is a floating rate, LIBOR as of the LIBOR Determination Date for such Interest Period plus 10.0% and (ii) if the Class D-1 Certificate Rate is a fixed rate, 15.0%.

         "Class D-1 Certificates" shall have the meaning specified in subsection 1(a) of this Supplement.

         "Class D-1 Deficiency Amount" shall have the meaning specified in subsection 4.6(e).

         "Class D-1 Fixed Allocation" shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class D-1 Investor Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the Revolving Period.

         "Class D-1 Floating Allocation" shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

                  (a) the numerator of which is the Class D-1 Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Class D-1 Investor Interest as of the Closing Date); and

                  (b) the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Series Investor Interest as of the Closing Date).

         "Class D-1 Initial Investor Interest" shall mean the aggregate initial principal amount of the Class D-1 Investor Interest, which is $9,450,000.

         "Class D-1 Investor Allocation" shall mean, with respect to any Due Period, (a) with respect to Series 2004-1 Investor Loss Amounts, Series 2004-1 Investor Dilution Amounts and Collections of Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class D-1 Floating Allocation and (b) with respect to Collections of

Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class D-1 Fixed Allocation.

         "Class D-1 Investor Charge-Off" shall have the meaning specified in subsection 4.10(e).

         "Class D-1 Investor Interest" shall mean, on any date of determination, an amount equal to the greater of (x) zero and (y) an amount equal to (a) the Class D-1 Initial Investor Interest, minus (b) the aggregate amount of principal payments made to the holders of the Class D-1 Certificates prior to such date (other than any principal payments made pursuant to subsection 4.9(h)), minus
(c) the aggregate amount of Class D-1 Investor Charge-Offs for all prior Distribution Dates pursuant to subsections 4.10(a) through (e), minus (d) the aggregate amount of Reallocated Class D-1 Principal Collections allocated pursuant to subsection 4.12(b)(ii) on all prior Distribution Dates, minus (e) the amount of any reduction to the Class D-1 Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class D-1 Certificates pursuant to Section 4.16, minus (f) the Class D-1 Percentage of the Initial Total Pre-Funded Amount, plus (g) the Class D-1 Percentage of the amount of any increases to the Series Investor Interest pursuant to Section 4.21 during the Funding Period, plus (h) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.11(q) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d) ; provided that the Class D-1 Investor Interest determined pursuant to the foregoing clauses (a) through (h) may be subject to further increase or decrease under the circumstances described in Section 16(e) of this Supplement.

         "Class D-1 Monthly Interest" shall mean the monthly interest distributable in respect of the Class D-1 Certificates as calculated in accordance with subsection 4.6(e).

         "Class D-1 Monthly Principal" shall mean the monthly principal distributable in respect of the Class D-1 Certificates as calculated in accordance with subsection 4.7(e).

         "Class D-1 Percentage" shall mean a fraction the numerator of which is the Class D-1 Initial Investor Interest and the denominator of which is the Initial Investor Interest.

         "Class D-1 Purchase Agreement" shall be the agreement among the Seller, the Servicer, the Trustee and the Class D-1 Certificateholders, as amended, modified or restated from time to time.

         "Class D-1 Servicing Fee" shall have the meaning specified in Section 3 of this Supplement.

         "Class D-2 Certificate Rate" with respect to any Interest Period shall have the meaning specified in the Class D-2 Purchase Agreement; provided that the Class D-2 Certificate Rate shall in no event exceed a per annum rate equal to (i) if the Class D-2 Certificate Rate is a floating rate, LIBOR as of the LIBOR Determination Date for such Interest Period plus 10.0% and (ii) if the Class D-2 Certificate Rate is a fixed rate, 15.0%.

         "Class D-2 Certificates" shall have the meaning specified in subsection 1(a) of this Supplement.

         "Class D-2 Deficiency Amount" shall have the meaning specified in subsection 4.6(f).

         "Class D-2 Fixed Allocation" shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class D-2 Investor Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the Revolving Period.

         "Class D-2 Floating Allocation" shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

                  (a) the numerator of which is the Class D-2 Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Class D-2 Investor Interest as of the Closing Date); and

                  (b) the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Series Investor Interest as of the Closing Date).

         "Class D-2 Initial Investor Interest" shall mean the aggregate initial principal amount of the Class D-2 Investor Interest, which is $9,450,000.

         "Class D-2 Investor Allocation" shall mean, with respect to any Due Period, (a) with respect to Series 2004-1 Investor Loss Amounts, Series 2004-1 Investor Dilution Amounts and Collections of Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class D-2 Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class D-2 Fixed Allocation.

         "Class D-2 Investor Charge-Off" shall have the meaning specified in subsection 4.10(e).

         "Class D-2 Investor Interest" shall mean, on any date of determination, an amount equal to the greater of (x) zero and (y) an amount equal to (a) the Class D-2 Initial Investor Interest, minus (b) the aggregate amount of principal payments made to the holders of the Class D-2 Certificates prior to such date (other than any principal payments made pursuant to subsection 4.9(h)), minus
(c) the aggregate amount of Class D-2 Investor Charge-Offs for all prior Distribution Dates pursuant to subsections 4.10(a) through (e), minus (d) the aggregate amount of Reallocated Class D-2 Principal Collections allocated pursuant to subsection 4.12(b)(i) on all prior Distribution Dates, minus (e) the amount of any reduction to the Class D-2 Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class D-2 Certificates pursuant to Section 4.16, minus (f) the Class D-2 Percentage of the Initial Total Pre-Funded Amount, plus (g) the Class D-2 Percentage of the amount of any increases to the Series Investor Interest pursuant to Section 4.21 during the Funding Period, plus (h) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.11(q) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses
(c) and (d) ; provided that the Class D-2 Investor Interest determined pursuant to the foregoing clauses (a) through (h) may be subject to further increase or decrease under the circumstances described in Section 16(e) of this Supplement.

         "Class D-2 Monthly Interest" shall mean the monthly interest distributable in respect of the Class D-2 Certificates as calculated in accordance with subsection 4.6(f).

         "Class D-2 Monthly Principal" shall mean the monthly principal distributable in respect of the Class D-2 Certificates as calculated in accordance with subsection 4.7(f).

         "Class D-2 Percentage" shall mean a fraction the numerator of which is the Class D-2 Initial Investor Interest and the denominator of which is the Initial Investor Interest.

         "Class D-2 Purchase Agreement" shall mean the agreement among the Seller, the Servicer, the Trustee and the Class D-2 Certificateholders, as amended, modified or restated from time to time.

         "Class D-2 Servicing Fee" shall have the meaning specified in Section 3 of this Supplement.

         "Class M Additional Interest" shall have the meaning specified in subsection 4.6(b).

         "Class M Available Funds" shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the Class M Floating Allocation of the Collections of Finance Charge Receivables allocated to the Series 2004-1 Certificates and deposited in the Collection Account for the related Due Period (including amounts under Sections 4.19(c) and 4.20(b) and other amounts that are in each case to be treated as Collections of Finance Charge Receivables in accordance with the Agreement (other than the Class M Net Swap Receipt)) and (b) the Class M Net Swap Receipt for the related Distribution Date.

         "Class M Certificate Rate" shall mean, with respect to any Interest Period, a per annum rate equal to LIBOR as of the related LIBOR Determination Date for such Interest Period plus 0.65%.

         "Class M Certificateholder" shall mean each Person in whose name a Class M Certificate is registered in the Certificate Register.

         "Class M Certificates" shall have the meaning specified in subsection 1(a) of this Supplement.

         "Class M Controlled Amortization Amount" for any Due Period related to the Controlled Amortization Period shall mean $10,800,000; provided, however, that such amount shall be adjusted downward to reflect (i) any reduction to the Class M Investor Interest as a result of any cancellation of Class M Certificates pursuant to Section 4.16 and (ii) any principal payments to the Class M Certificateholders pursuant to subsection 4.9(h), so that such amount shall be equal to the outstanding principal amount of the Class M Certificates as of the last day of the Due Period prior to the commencement of the Controlled Amortization Period.

         "Class M Controlled Amortization Shortfall" shall mean (i) with respect to the first Due Period related to the Controlled Amortization Period occurring after the Class A Expected Final Payment Date, zero, and (ii) with respect to each other Due Period thereafter during the Controlled Amortization Period occurring on or prior to the Class M Expected Final Payment Date, means the excess, if any, of the Class M Controlled Payment Amount for the previous Due Period over the amount of Available Principal Collections distributed as payment of such Class M Controlled Payment Amount on the Distribution Date related to such previous Due Period.

         "Class M Controlled Payment Amount" for any Due Period, shall mean, the sum of (a) the Class M Controlled Amortization Amount and (b) any existing Class M Controlled Amortization Shortfall.

         "Class M Deficiency Amount" shall have the meaning specified in subsection 4.6(b).

         "Class M Expected Final Payment Date" shall mean the December 2009 Distribution Date.

         "Class M Fixed Allocation" shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class M Investor Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the Revolving Period.

         "Class M Floating Allocation" shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

                  (a) the numerator of which is the Class M Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Class M Investor Interest as of the Closing Date); and

                  (b) the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Series Investor Interest as of the Closing Date).

         "Class M Initial Investor Interest" shall mean the aggregate initial principal amount of the Class M Certificates, which is $10,800,000.

         "Class M Investor Allocation" shall mean, with respect to any Due Period (a) with respect to Series 2004-1 Investor Loss Amounts, Series 2004-1 Investor Dilution Amounts and Collections of Finance Charge Receivables at any time and Collections of Principal Receivables during the Revolving Period, the Class M Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class M Fixed Allocation.

         "Class M Investor Charge-Off" shall have the meaning specified in subsection 4.10(b).

         "Class M Investor Dilution Amount" shall mean, for any Distribution Date, an amount equal to the product of (a) the Series 2004-1 Investor Dilution Amount for such Distribution Date and (b) the Class M Floating Allocation for the related Due Period.

         "Class M Investor Interest" shall mean, on any date of determination, an amount equal to the greater of (x) zero and (y) an amount equal to (a) the Class M Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class M Certificateholders prior to such date (other than any principal payment made pursuant to subsection 4.9(h)), minus (c) the aggregate amount of Class M Investor Charge-Offs for all prior Distribution Dates pursuant to subsections 4.10(a) and (b), minus (d) the aggregate amount of Reallocated Class M Principal Collections allocated pursuant to subsection 4.12(b)(v) on all prior Distribution Dates, minus (e) the amount of any reduction to the Class M Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class M Certificates pursuant to Section 4.16, minus (f) the Class M Percentage of the Initial Total Pre-Funded Amount, plus (g) the Class M Percentage of the amount of any increases to the Series Investor Interest pursuant to Section 4.21 during the Funding Period, plus (h) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.11(d) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses
(c) and (d).

         "Class M Investor Loss Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class M Floating Allocation applicable for the related Due Period.

         "Class M Monthly Interest" shall have the meaning specified in subsection 4.6(b).

         "Class M Monthly Principal" shall mean the monthly principal distributable in respect of the Class M Certificates as calculated in accordance with subsection 4.7(b).

         "Class M Net Swap Payment" shall mean, for any Distribution Date, the net amount payable by the Trust to the Swap Counterparty pursuant to the Class M Swap on that Distribution Date as a result of LIBOR being less than the Class M Swap Rate. For the avoidance of doubt,

Class M Net Swap Payments do not include early termination payments or payment of breakage or other miscellaneous costs.

         "Class M Net Swap Receipt" means, for any Distribution Date, the net amount payable to the Trust from the Swap Counterparty pursuant to the Class M Swap on that Distribution Date as a result of LIBOR being greater than the Class M Swap Rate.

         "Class M Percentage" shall mean a fraction the numerator of which is the Class M Initial Investor Interest and the denominator of which is the Initial Investor Interest.

         "Class M Principal Commencement Date" shall have the meaning specified in subsection 4.7(b).

         "Class M Required Amount" shall have the meaning specified in subsection 4.8(b).

         "Class M Servicing Fee" shall have the meaning specified in Section 3 of this Supplement.

         "Class M Swap" means any Interest Rate Swap Agreement relating to the Class M Certificates that has a notional amount equal to the outstanding principal amount of the Class M Certificates from time to time.

         "Class M Swap Rate" means 4.410% per annum.

         "Clearstream" means Clearstream Banking, societe anonyme.

         "Closing Date" shall mean August 5, 2004.

         "Controlled Amortization Period" shall mean, unless an Early Amortization Event shall have occurred prior thereto, the period commencing on March 1, 2009, and ending upon the first to occur of (a) the payment in full of the Series 2004-1 Certificates, (b) the commencement of the Early Amortization Period and (c) the Series 2004-1 Termination Date.

         "Controlling Certificateholders" shall mean (a) on any date of determination on which the Class A Investor Interest, the Class M Investor Interest and the Class B Investor Interest is greater than zero, the Holders of Class A Certificates, Class M Certificates and Class B Certificates evidencing more than 50% of the sum of the Class A Investor Interest, the Class M Investor Interest and the Class B Investor Interest, (b) thereafter, on any date of determination on which the Class C Investor Interest is greater than zero, the Holders of Class C Certificates evidencing more than 50% of the Class C Investor Interest and (c) thereafter, the Required Class D Holders (as defined in the Class D Purchase Agreement).

         "Cumulative Principal Shortfall" shall mean the sum of the Principal Shortfalls (as such term is defined in each of the related Supplements or Receivables Purchase Agreement) for each Series in Group One that are Principal Sharing Series.

         "Depository" means The Depository Trust Company, as initial Depository, or any successor Clearing Agency appointed by the Seller.

         "Designated Maturity" means, for any LIBOR Determination Date, one month; provided that LIBOR for the initial Interest Period will be determined by straight-line interpolation (based on the actual number of days in the initial Interest Period) between two rates determined in accordance with the definition of LIBOR, one of which will be determined for a Designated Maturity of one month and the other of which will be determined for a Designated Maturity of two months.

         "Distribution Date" shall mean September 15, 2004 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

         "Early Amortization Period" shall mean the period commencing at the close of business on the Business Day immediately preceding the day on which an Early Amortization Event with respect to Series 2004-1 is deemed to have occurred, and ending on the Series 2004-1 Termination Date.

         "Enhancement" shall mean (a) with respect to the Class A Certificates, the subordination of the Class M Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, (b) with respect to the Class M Certificates, the subordination of the Class B Certificates, Class C Certificates and the Class D Certificates, (c) with respect to the Class B Certificates, the subordination of the Class C Certificates and the Class D Certificates, (d) with respect to the Class C Certificates, the subordination of the Class D Certificates and (e) with respect to the Class D-1 Certificates, the subordination of the Class D-2 Certificates.

         "Enhancement Provider" shall mean, collectively, the Class C Certificateholders and the Class D Certificateholders specified as such in the Class C Purchase Agreement or the Class D Purchase Agreement, as applicable.

                  "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

         "Excess Spread" shall mean, with respect to any Distribution Date, the sum of the amounts with respect to such Distribution Date, if any, specified pursuant to subsections 4.9(a)(v), 4.9(b)(iii), 4.9(c)(iii), 4.9(d)(ii) and 4.9(e)(ii).

         "Finance Charge Shortfall" shall have the meaning specified in subsection 4.14(b).

         "Fixed Allocation Percentage" shall mean, with respect to any Due Period (including any day within such Due Period) occurring on or after the Fixed Principal Allocation Date, the percentage equivalent of a fraction:

                  (a) the numerator of which is the Series Investor Interest as of the close of business on the last day of the Revolving Period; provided, that if Series 2004-1 is paired with a Paired Series and an Early Amortization Event occurs with respect to such Paired Series during the Controlled
                  Amortization Period or the Early Amortization Period, the Seller may, by written notice delivered to the Trustee, the Servicer and the Rating Agencies, designate a different numerator (provided that (x) such numerator is not less than the Series 2004-1 Investor Interest as of the last day of the revolving period for such Paired Series and (y) each of the Rating Agencies confirms in writing, concurrently with the issuance of such Paired Series (other than Series 1999-1), that such change would not result in a reduction or withdrawal by such Rating Agency of its rating for the Series 2004-1 Certificates); and

                  (b) the denominator of which is the greater of (i) the sum of
                  (A) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Due Period and (B) the Excess Funding Amount as of the close of business of the last day of the prior Due Period, and (ii) the sum of the numerators used to calculate the Investor/Purchaser Percentages for such Due Period with respect to Principal Receivables for all Series of Certificates and Receivable Purchase Series outstanding;

provided, that with respect to any Due Period in which one or more Reset Dates occur, the denominator determined pursuant to subclause (b)(i)(A) shall be (1) the aggregate amount of Principal Receivables in the Trust as of the close of business on the later of the last day of the preceding Due Period or the preceding Reset Date, for the period from and including the first day of the current Due Period or preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the aggregate amount of Principal Receivables in the Trust as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Due Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date); and provided further that with respect to any Due Period in which a Reset Date occurs, if the Servicer need not make daily deposits of Collections into the Collection Account, the amount in subclause (b)(i)(A) shall be the Average Principal Balance.

         "Fixed Principal Allocation Date" shall mean the earlier of (a) the date on which an Early Amortization Period with respect to Series 2004-1 commences; and (b) the date of commencement of the Controlled Amortization Period.

         "Floating Allocation Percentage" shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent of a fraction:

                  (a) the numerator of which is the Investor Interest at the end of the day on the last day of the prior Due Period (or with respect to the first Due Period ending after the Closing Date, the Series Investor Interest as of the Closing Date), and

                  (b) the denominator of which is the greater of (1) the sum of
                  (A) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Due Period (or with respect to the first Due Period ending after the

                  Closing Date, at the end of the day on the Closing Date) and
                  (B) the Excess Funding Amount as of the close of business of the last day of the prior Due Period, and (2) the sum of the numerators used to calculate the Investor/Purchaser Percentages for such Due Period with respect to Finance Charge Receivables, Series Dilution Amounts or Loss Amounts, as applicable, for all Series of Certificates and Receivable Purchase Series outstanding;

provided that with respect to any Due Period in which one or more Reset Dates occur:

                  (x) the denominator determined pursuant to subclause (b)(1)(A) shall be (1) the aggregate amount of Principal Receivables in the Trust as of the close of business on the later of the last day of the preceding Due Period or the preceding Reset Date, for the period from and including the first day of the current Due Period or preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the aggregate amount of Principal Receivables in the Trust as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Due Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date); provided that with respect to any Due Period in which a Reset Date occurs, if the Servicer need not make daily deposits of Collections into the Collection Account, the amount in subclause (b)(1)(A) shall be the Average Principal Balance; and

                  (y) the denominator determined pursuant to subclause (b)(2) shall be (1) the sum of the numerators used to calculate the Investor/Purchaser Percentages for all outstanding Series for allocations with respect to Finance Charge Receivables, Loss Amounts or Principal Receivables, as applicable, for all such Series as of the close of business on the later of the last day of the preceding Due Period or the preceding Reset Date, for the period from and including the first day of the current Due Period or preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the sum of the numerators used to calculate the Investor/Purchaser Percentages for all outstanding Series for allocations with respect to Finance Charge Receivables, Series Dilution Amounts, Loss Amounts or Principal Receivables, as applicable, for all such Series as the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Due Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date);

and provided, further, that with respect to any Due Period during the Funding Period during which the Series Investor Interest is increased pursuant to
Section 4.21, the numerator shall be (1) the Investor Interest at the end of the day on the last day of the prior Due Period, for the period from and including the first day of the current Due Period, to but excluding the Distribution Date on which such increase occurs and (2) the Investor Interest, after giving effect to such increase, for the period from and including the Distribution Date on which such increase occurs to and including the last day of such Due Period.

         "Funding Period" shall mean the period from and including the Closing Date to and including the earliest of (x) the first day on which the Series Investor Interest equals the Initial Investor Interest; (y) the commencement of the Early Amortization Period and (z) the July 2005 Distribution Date.

         "Funding Period Reserve Account" shall have the meaning set forth in subsection 4.20(a).

         "Funding Period Reserve Draw Amount" shall mean, with respect to each Distribution Date during the Funding Period, the lesser of (a) the amount on deposit in the Funding Period Reserve Account on such Distribution Date, other than net investment income (before giving effect to any withdrawal to be made from the Funding Period Reserve Account on such Distribution Date) and (b) the Pre-Funding Interest Amount for such Distribution Date.

         "Funding Period Termination Distribution Date" shall mean the earlier to occur of (x) the first Distribution Date to occur following the commencement of the Early Amortization Period and (y) if the Funding Period shall not have terminated pursuant to clause (x) of the definition of "Funding Period" (after giving effect to any increase in the Series Investor Interest on the July 2005 Distribution Date), the July 2005 Distribution Date.

         "Group One" shall mean Series 2004-1 and each other Series specified in the related Supplement or Receivables Purchase Agreement to be included in Group One.

         "Initial Investor Interest" shall mean the sum of the Class A Initial Investor Interest, the Class M Initial Investor Interest, the Class B Initial Investor Interest, the Class C Initial Investor Interest and the Class D Initial Investor Interest.

         "Initial Purchasers" means Barclays Capital Inc. and Bear, Stearns & Co. Inc., as initial purchasers of the Class A Certificates, the Class M Certificates and the Class B Certificates.

         "Initial Total Pre-Funded Amount" shall mean $118,500,000.

         "Interest Rate Swap Agreement" means each interest rate swap agreement between Trustee, on behalf of the Trust, and the Swap Counterparty substantially in the form of Exhibit I; provided, however, that the Interest Rate Swap Agreements can deviate from the terms described in Exhibit I if the Rating Agency Condition is satisfied.

         "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the previous Distribution Date through the day preceding such Distribution Date, except that the initial Interest Period shall be the period from and including the Closing Date through the day preceding the initial Distribution Date.

         "Investor Charge-Offs" shall mean, on any date of determination, an amount equal to the sum of (i) the Class A Investor Charge-Offs, (ii) the Class M Investor Charge-Offs, (iii) the Class B Investor Charge-Offs, (iv) the Class C Investor Charge-Offs and (v) the Class D Investor Charge-Offs.

         "Investor Interest" for Series 2004-1 means the Series Investor
Interest.

         "Investor Loss Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the aggregate of the Loss Amounts for the related Due Period and (b) the Floating Allocation Percentage for such Due Period.

         "Investor/Purchaser Percentage" for Series 2004-1 shall mean, with respect to Collections of Principal Receivables, the Principal Allocation Percentage, and with respect to Collections of Finance Charge Receivables, Series Dilution Amounts or Loss Amounts, the Floating Allocation Percentage.

         "LIBOR" shall mean, for any Interest Period, the London interbank offered rate for United States dollar deposits of the Designated Maturity determined by the Trustee for each Interest Period in accordance with the provisions of Section 4.17.

         "LIBOR Determination Date" shall mean August 3, 2004 for the initial Interest Period and the second London Business Day prior to the commencement of each subsequent Interest Period.

         "London Business Day" shall mean a day on which the Trustee and commercial banks in the City of London are open for the transaction of commercial banking business.

         "Minimum Required Funding Period Reserve Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (i) 1.3% and
(ii) the amount on deposit in the Pre-Funding Account on such Distribution Date (after taking into account any withdrawals to be made from the Pre-Funding Account on such Distribution Date pursuant to subsection 4.21(b)).

         "Minimum Seller Interest" for Series 2004-1 shall mean zero.

         "Monthly Interest" shall mean, with respect to any Distribution Date, the sum of (a) the Class A Monthly Interest, the Class A Additional Interest, if any, and the unpaid Class A Deficiency Amount, if any; (b) the Class M Monthly Interest, the Class M Additional Interest, if any, and the unpaid Class M Deficiency Amount, if any; (c) the Class B Monthly Interest, the Class B Additional Interest, if any, and the unpaid Class B Deficiency Amount, if any;
(d) the Class C Monthly Interest and the unpaid Class C Deficiency Amount, if any; and (e) the Class D Monthly Interest and unpaid Class D Deficiency Amount, each with respect to such Distribution Date.

         "Net Swap Payment" means, for any Distribution Date, the sum of the Class A Net Swap Payment (if any), the Class M Net Swap Payment (if any), the Class B Net Swap Payment (if any) and the Class C Net Swap Payment (if any), each for such Distribution Date.

         "Net Swap Receipt" means, for any Distribution Date, the sum of the Class A Net Swap Receipt (if any), the Class M Net Swap Receipt (if any), the Class B Net Swap Receipt (if any) and the Class C Net Swap Receipt (if any), each for such Distribution Date.

         "Portfolio Yield" shall mean, with respect to any Due Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the result of (a) the Floating Allocation Percentage of Collections of Finance Charge Receivables allocated to the Series 2004-1 Certificates for such Due Period (including net investment earnings on funds on deposit in the Pre-Funding Account and the Funding Period Reserve Account and certain other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement and this Supplement) plus (b) amounts withdrawn from the Funding Period Reserve Account pursuant to subsection 4.20(c) and (c) any Net Swap Receipt for the related Distribution Date, such amount to be calculated on a cash basis after subtracting the Investor Loss Amount and the Series 2004-1 Investor Dilution Amount for such Due Period, and the denominator of which is the outstanding principal amount of the Series 2004-1 Certificates as of the last day of the preceding Due Period (or with respect to the initial Due Period, the outstanding principal amount of the Series 2004-1 Certificates on the Closing Date); it being understood that such fraction shall be annualized by dividing the fraction obtained in accordance with the definition set forth above by the number of days in such Due Period and multiplying such amount by 365.

         "Pre-Funded Portion" shall mean (i) with respect to Class C Certificates, an amount equal to the Class C Percentage times the amount of funds on deposit in the Pre-Funding Account, (ii) with respect to Class D-1 Certificates, an amount equal to the Class D-1 Percentage times the amount of funds on deposit in the Pre-Funding Account, and (iii) with respect to the Class D-2 Certificates, an amount equal to the Class D-2 Percentage times the amount of funds on deposit in the Pre-Funding Account.

         "Pre-Funding Account" shall mean the account established and maintained pursuant to subsection 4.19(a).

         "Pre-Funding Interest Amount" means, for any Distribution Date during the Funding Period, the excess, if any, of:

                  (i) the product of

                  (A) the result of the Monthly Interest for such Distribution Date, minus Net Swap Receipts received by the Trust, plus Net Swap Payments payable by the Trust on that Distribution Date, multiplied by

                  (B) a fraction, the numerator of which is equal to the amount on deposit in the Pre-Funding Account on the last day of the preceding Due Period (or with respect to the first Distribution Date, the Closing
         Date), other than net investment income, and the denominator of which is equal to the outstanding principal amount of the Series 2004-1 Certificates on the last day of the preceding Due Period (or with respect to the first Distribution Date, the Closing Date), over

                  (ii) the investment earnings on funds in the Pre-Funding Account (net of investment losses and expenses) for such Distribution Date.

         "Principal Allocation Percentage" shall mean, (a) with respect to any Due Period (including any day within such Due Period) occurring prior to the Fixed Principal Allocation Date, the Floating Allocation Percentage for such Due Period, and (b) with respect to any Due Period (including any day within such Due Period) occurring on or after the Fixed Principal Allocation Date, the Fixed Allocation Percentage for such Due Period.

         "Principal Shortfall" shall mean, as the context requires, any of the following: (a) on any Distribution Date with respect to the Controlled Amortization Period, (i) if such Distribution Date is on or prior to the Class A Expected Final Payment Date, the amount by which the Class A Controlled Payment Amount for the prior Due Period exceeds the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), (ii) if such Distribution Date occurs after the Class A Expected Final Payment Date but on or prior to the Class M Expected Final Payment Date, the amount by which the Class M Controlled Payment Amount for the prior Due Period exceeds the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (iii) if such Distribution Date occurs after the Class M Expected Final Payment Date but on or prior to the Class B Expected Final Payment Date, the amount by which the Class B Controlled Payment Amount for the prior Due Period exceeds the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections); (b) on the Class C Expected Final Payment Date (if an Early Amortization Event with respect to Series 2004-1 has not occurred), the amount by which the Class C Investor Interest exceeds the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections); (c) on the Class D Expected Final Payment Date (if an Early Amortization Event with respect to Series 2004-1 has not occurred), the amount by which the Class D Investor Interest exceeds the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections); and (d) on any Distribution Date with respect to the Early Amortization Period, the amount by which the Investor Interest exceeds the Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

         "QIB" means a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act).

         "Rating Agency" shall mean Moody's and Standard & Poor's.

         "Reallocated Class B Principal Collections" shall mean, with respect to any Distribution Date, Collections of Principal Receivables allocated to Series 2004-1 for the preceding Due Period in an amount not to exceed the lesser of (i) the product of (A) the Class B Investor Allocation times (B) the Investor/Purchaser Percentage times (C) the aggregate amount of Collections in respect of Principal Receivables deposited in the Collection Account for the related Due Period; and (ii) the Class B Investor Interest after giving effect to any reduction of the Class B Investor Interest pursuant to subsection 4.10(c) on such Distribution Date.

         "Reallocated Class C Principal Collections" shall mean, with respect to any Distribution Date, Collections of Principal Receivables allocated to Series 2004-1 for the preceding Due Period in an amount not to exceed the lesser of (i) the product of (A) the Class C Investor Allocation times (B) the Investor/Purchaser Percentage times (C) the aggregate amount of Collections in respect of Principal Receivables deposited in the Collection Account for the related Due Period; and (ii) the Class C Investor Interest after giving effect to any reduction of the Class C Investor Interest pursuant to subsection 4.10(d) on such Distribution Date.

         "Reallocated Class D Principal Collections" shall mean, with respect to any Distribution Date, the sum of Reallocated Class D-1 Principal Collections plus Reallocated Class D-2 Principal Collections.

         "Reallocated Class D-1 Principal Collections" shall mean, with respect to any Distribution Date, Collections of Principal Receivables allocated to Series 2004-1 for the preceding Due Period in an amount not to exceed the lesser of (i) the product of (A) the Class D-1 Investor Allocation times (B) the Investor/Purchaser Percentage times (C) the aggregate amount of Collections in respect of Principal Receivables deposited in the Collection Account for the related Due Period; and (ii) the Class D-1 Investor Interest after giving effect to any reduction of the Class D-1 Investor Interest pursuant to subsection 4.10(e) on such Distribution Date.

         "Reallocated Class D-2 Principal Collections" shall mean, with respect to any Distribution Date, Collections of Principal Receivables allocated to Series 2004-1 for the preceding Due Period in an amount not to exceed the lesser of (i) the product of (A) the Class D-2 Investor Allocation times (B) the Investor/Purchaser Percentage times (C) the aggregate amount of Collections in respect of Principal Receivables deposited in the Collection Account for the related Due Period; and (ii) the Class D-2 Investor Interest after giving effect to any reductions of the Class D-2 Investor Interest pursuant to subsection 4.10(e) on such Distribution Date.

         "Reallocated Class M Principal Collections" shall mean, with respect to any Distribution Date, Collections of Principal Receivables allocated to Series 2004-1 for the preceding Due Period in an amount not to exceed the lesser of (i) the product of (A) the Class M Investor Allocation times (B) the Investor/Purchaser Percentage times (C) the aggregate amount of Collections in respect of Principal Receivables deposited in the Collection Account for the related Due Period; and (ii) the Class M Investor Interest after giving effect to any reduction of the Class M Investor Interest pursuant to subsection 4.10(b) on such Distribution Date.

         "Reallocated Principal Collections" shall mean the sum of (a) Reallocated Class M Principal Collections, (b) Reallocated Class B Principal Collections, (c) Reallocated Class C Principal Collections and (d) Reallocated Class D Principal Collections.

         "Reference Banks" shall mean four major banks in the London interbank market selected by the Servicer.

         "Regulation S Book-Entry Certificate" shall have the meaning specified in subsection 15(b) of this Supplement.

         "Regulation S Permanent Book-Entry Certificate" shall have the meaning specified in subsection 15(b) of this Supplement.

         "Regulation S Temporary Book-Entry Certificate" shall have the meaning specified in subsection 15(b) of this Supplement.

         "Reset Date" shall mean the occurrence of any Addition Date or any Removal Date.

         "Restricted Book-Entry Certificate" shall have the meaning specified in subsection 15(b) of this Supplement.

         "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the Fixed Principal Allocation Date.

         "Series 2004-1" shall mean the Series of the Charming Shoppes Master Trust represented by the Investor Certificates.

         "Series 2004-1 Certificateholder" shall mean the Holder of record of any Series 2004-1 Certificate.

         "Series 2004-1 Certificates" shall mean the Class A Certificates, the Class M Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates.

         "Series 2004-1 Early Amortization Event" shall have the meaning specified in Section 9 of this Supplement.

         "Series 2004-1 Investor Dilution Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Series Percentage for the related Due Period and (b) any Series Dilution Amount remaining after giving effect to any addition of Accounts and other actions taken pursuant to Sections 4.3(d) and 2.6.

         "Series 2004-1 Investor Monthly Servicing Fee" shall have the meaning specified in Section 3 of this Supplement.

         "Series 2004-1 Termination Date" shall mean the earliest to occur of
(a) the Distribution Date on which the Series 2004-1 Certificates are paid in full, (b) the May 2014 Distribution Date or (c) the date of termination of the Trust pursuant to Section 12.1 of the Agreement.

         "Series 2004-1 Unfunded Dilution Amount" shall mean, on any Distribution Date, an amount equal to any unfunded Series 2004-1 Investor Dilution Amount remaining after application of Class A Available Funds pursuant to subsection 4.9(a)(iv) and Excess Spread and Shared Excess Finance Charge Collections in accordance with Section 4.11.

         "Series Investor Interest" shall mean, on any date of determination, an amount equal to the sum of (i) the Class A Investor Interest, (ii) the Class M Investor Interest, (iii) the Class B Investor Interest, (iv) the Class C Investor Interest and (v) the Class D Investor Interest, each as of such date.

         "Series Servicing Fee Percentage" shall mean 2.0%.

         "Shared Excess Finance Charge Collections" shall mean, with respect to any Distribution Date, as the context requires, either (a) the aggregate amount of Collections of Finance Charge Receivables allocated to the Series 2004-1 Certificates but available to cover Finance Charge Shortfalls for other Series in Group One, if any, or (b) the aggregate amount of Collections of Finance Charge Receivables and other amounts allocable to other Series in Group One in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover any Finance Charge Shortfall with respect to the Series 2004-1 Certificates as described in Section 4.14.

         "Shared Principal Collections" shall mean, as the context requires, either (a) the amount allocated to the Series 2004-1 Certificates which may be applied to cover Principal Shortfalls with respect to other outstanding Series in Group One, or (b) the amounts allocated to the Investor Certificates of other Series in Group One that the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 2004-1 Certificates pursuant to Section 4.15.

         "Specified Days" shall mean, with respect to any Interest Period, (a) 30, when used with reference to the calculation of interest for any Class that bears interest at a fixed rate during such Interest Period and (b) the number of days in such Interest Period, when used with reference to the calculation of interest for any Class that bears interest a rate calculated by reference to LIBOR during such Interest Period.

         "Subperiod" means, with respect to a Due Period in which one or more Reset Dates occur (the "Subject Due Period"), any of the following:

                  (i) the period from and including the last day of the prior Due Period to but excluding the first Reset Date in the Subject Due Period,

                  (ii) the period from and including the last Reset Date in the Subject Due Period to and including the last day of the Subject Due Period, and

                  (iii) the period, if any, from and including one Reset Date in the Subject Due Period to but excluding the next Reset Date.

         "Swap Counterparty" means Barclays Bank PLC or any other counterparty under the initial Interest Rate Swap Agreements or any successor agreement to the initial Class A Swap, the initial Class M Swap, the initial Class B Swap or the initial Class C Swap.

         "Telerate Page 3750" shall mean the display page currently so designated on the Moneyline Telerate Service (or such other page as may replace that page on that service for displaying comparable rates or prices).

SECTION 3. Servicing Compensation. The share of the Monthly Servicing Fee allocable to Series 2004-1 (the "Series 2004-1 Investor Monthly Servicing Fee") with respect to any Due Period shall be equal to one-twelfth of the product of
(i) the Series Servicing Fee Percentage and (ii) (a) the Investor Interest as of the last day of such Due Period minus (b) the product of the amount, if any, on deposit in the Excess Funding Account as of the last day of such Due Period and the Principal Allocation Percentage for such Due Period; provided, however, that with respect to the initial Due Period ending after the Closing Date, the Series 2004-1 Investor Monthly Servicing Fee shall be adjusted based on the ratio of the number of days in the initial Due Period to 30; provided, further, that if a Successor Servicer that is not an Affiliate of the Seller is appointed, the Series 2004-1 Investor Servicing Fee shall be such amount as may be agreed upon in writing between such Successor Servicer and the Trustee, so long as the Trustee shall have received written confirmation from each of the Rating Agencies then rating any Class of Series 2004-1 Certificates that such change would not result in a reduction or withdrawal by such Rating Agency of its rating of any Class of the Series 2004-1 Certificates. The share of the Series 2004-1 Investor Monthly Servicing Fee allocable to the Class A Investor Interest with respect to any Due Period (the "Class A Servicing Fee") shall be equal to the product of (i) the Class A Floating Allocation, and (ii) the Series 2004-1 Investor Monthly Servicing Fee for such Due Period. The share of the Series 2004-1 Investor Monthly Servicing Fee allocable to the Class M Investor Interest with respect to any Due Period (the "Class M Servicing Fee") shall be equal to the product of (i) the Class M Floating Allocation and (ii) the Series 2004-1 Investor Monthly Servicing Fee for such Due Period. The share of the Series 2004-1 Investor Monthly Servicing Fee allocable to the Class B Investor Interest with respect to any Due Period (the "Class B Servicing Fee") shall be equal to the product of (i) the Class B Floating Allocation and (ii) the Series 2004-1 Investor Monthly Servicing Fee for such Due Period. The share of the Series 2004-1 Investor Monthly Servicing Fee allocable to the Class C Investor Interest with respect to any Due Period (the "Class C Servicing Fee") shall be equal to the product of (i) the Class C Floating Allocation and (ii) the Series 2004-1 Investor Monthly Servicing Fee for such Due Period. The share of the Series 2004-1 Investor Monthly Servicing Fee allocable to the Class D-1 Investor Interest with respect to any Due Period (the "Class D-1 Servicing Fee") shall be equal to the product of (i) the Class D-1 Floating Allocation and (ii) the Series 2004-1 Investor Monthly Servicing Fee for such Due Period. The share of the Series 2004-1 Investor Monthly Servicing Fee allocable to the Class D-2 Investor Interest with respect to any Due Period (the "Class D-2 Servicing Fee") shall be equal to the product of (i) the Class D-2 Floating Allocation and (ii) the Series 2004-1 Investor Monthly Servicing Fee for such Due Period.

         Except as specifically provided above, the Monthly Servicing Fee shall be paid by the cash flows from the Trust allocated to the Seller or the Certificateholders of other Series (as provided in the related Supplements or Receivables Purchase Agreements) and in no event shall the Trust, the Trustee or the Series 2004-1 Certificateholders be liable therefor. The Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(a)(ii) and 4.11(a). The Class M Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(b)(ii) and 4.11(c). The Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(c)(ii) and 4.11(e). The Class C Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(d)(i) and 4.11(g). The Class D Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(e)(i) and 4.11(m).

SECTION 4. Reassignment and Transfer Terms. The Series 2004-1 Certificates shall be subject to retransfer to the Seller at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Series Investor Interest is less than or equal to 10% of the Series Investor Interest on the Funding Period Termination Distribution Date (after giving effect to any increase in the Series Investor Interest on such date). The deposit required in connection with any such repurchase shall be equal to the Series Investor Interest plus accrued and unpaid interest on the Series 2004-1 Certificates through the day preceding the Distribution Date on which the repurchase occurs.

SECTION 5. Delivery and Payment for the Series 2004-1 Certificates. The Seller shall execute and deliver the Series 2004-1 Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 2004-1 Certificates when authenticated in accordance with Section 6.2 of the Agreement.

SECTION 6. Depository; Form of Delivery of Series 2004-1 Certificates.

         (a) The Class A Certificates, the Class M Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.2 and 6.10 of the Agreement. The Class C Certificates and the Class D Certificates shall be delivered as Definitive Certificates as provided in Sections 6.2 and 6.12 of the Agreement.

         (b) The Depository for Series 2004-1 shall be The Depository Trust Company, and the Class A Certificates, the Class M Certificates and Class B Certificates shall be initially registered in the name of Cede & Co., its nominee.

         SECTION 7. Interest Rate Swap Agreements. (a) The Trustee shall, on behalf of the Trust, enter into a Class A Swap, a Class M Swap, a Class B Swap and a Class C Swap on the Closing Date for the benefit of the Class A Certificateholders, the Class M Certificateholders, the Class B Certificateholders or the Class C Certificateholders respectively. The notional amount under any Class A Swap at any time shall be equal to the outstanding principal amount of the Class A Certificates at such time. The notional amount under any Class M Swap at any time shall be equal to the outstanding principal amount of the Class M Certificates at such time. The notional amount under any Class B Swap at any time shall be equal to the outstanding principal amount of the Class B Certificates at such time. The notional amount under any Class C Swap at any time shall be equal to the outstanding principal amount of the Class C Certificates at such time.

         Class A Net Swap Receipts shall be deposited by the Trustee in the Collection Account on the date such Class A Net Swap Receipts are paid and shall be treated as Collections of Finance Charge Receivables allocated to the Series 2004-1 Certificates and available to be applied as Class A Available Funds. Class M Net Swap Receipts shall be deposited by the Trustee in the Collection Account on the date such Class M Net Swap Receipts are paid and shall be treated as Collections of Finance Charge Receivables allocated to the Series 2004-1 Certificates and available to be applied as Class M Available Funds. Class B Net Swap Receipts shall be deposited by the Trustee in the Collection Account on the date such Class B Net Swap Receipts are paid and shall be treated as Collections of Finance Charge Receivables allocated to the Series 2004-1 Certificates and available to be applied as Class B Available Funds. Class C Net Swap Receipts shall be deposited by the Trustee in the Collection Account on the date such Class C Net Swap Receipts are paid and shall be treated as Collections of Finance Charge Receivables allocated to the Series 2004-1 Certificates and available to be applied as Class C Available Funds.

         On any Distribution Date when the Class A Net Swap Payment, the Class M Net Swap Payment or the Class B Net Swap Payment is greater than zero, the Trustee shall pay such Class A Net Swap Payment, Class M Net Swap Payment or Class B Net Swap Payment from the Class A Available Funds, the Class M Available Funds and the Class B Available Funds, respectively, as provided in Sections 4.9(a), 4.9(b) and 4.9(c). If the Class A Available Funds, the Class M Available Funds or the Class B Available Funds are insufficient to pay the Class A Net Swap Payment, the Class M Net Swap Payment and the Class B Net Swap Payment, respectively, the Class A Net Swap Payment, the Class M Net Swap Payment, and the Class B Net Swap Payment will be paid from the Excess Spread and Shared Excess Finance Charge Collections, as provided in Sections 4.11(a), 4.11(c), 4.11(e) and 4.14(b). On any Distribution Date when the Class C Net Swap Payment is greater than zero, the Class C Net Swap Payment shall be paid from the Excess Spread and Shared Excess Finance Charge Collections, as provided in Section 4.11(h) and 4.14(b).

(b) Subject to satisfaction of the Rating Agency Condition, the Servicer may at any time obtain a replacement Interest Rate Swap Agreement.

SECTION 8. Article IV of Agreement. Sections 4.1, 4.2 and 4.3 of the Agreement shall be read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 2004-1 Certificates.

                                   ARTICLE IV.

                  RIGHTS OF CERTIFICATEHOLDERS AND RECEIVABLES
            PURCHASERS AND ALLOCATION AND APPLICATION OF COLLECTIONS

         SECTION 4.4. Rights of Series 2004-1 Certificateholders. The Series 2004-1 Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 2004-1 Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and Principal Allocation Percentage (as applicable from time to time) of Collections received with respect to the Receivables (including certain other amounts that are to be treated as collections of Receivables in accordance with the terms of this Agreement), (b) any other funds on deposit (or to be deposited) in the Collection Account or the Excess Funding Account allocated to Series 2004-1 and
(c) any other amounts that pursuant to this Agreement or any Supplement are allocable to Series 2004-1. The Class D-2 Certificates shall be subordinate to the Class D-1 Certificates as described herein and in the Class D Purchase Agreement. The Class D Certificates shall be subordinate to the Class A Certificates, the Class M Certificates, the Class B Certificates and the Class C Certificates. The Class C Certificates shall be subordinate to the Class A Certificates, the Class M Certificates and the Class B Certificates. The Class B Certificates shall be subordinate to the Class A Certificates and the Class M Certificates. The Class M Certificates will be subordinate to the Class A Certificates. The Exchangeable Seller Certificate shall not represent any interest in the Collection Account or the Excess Funding Account except as specifically provided in this Article IV.

         SECTION 4.5.  Allocations.

         (a) Allocations During the Revolving Period. During the Revolving Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Series 2004-1 Certificateholders, the following amounts as set forth below:

                  (i) An amount equal to the product of (A) the Floating Allocation Percentage on such date and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date, to be applied in accordance with Sections 4.9 and 4.11.

                  (ii) If the Series 1999-1 Certificates have been paid in full, an amount equal to the product of (A) the Investor/Purchaser Percentage on such date and (B) the aggregate amount of Collections processed in respect of Principal Receivables on such date, which amount shall be, first, held in the Collection Account to the extent of amounts to be distributed pursuant to Section 4.9(f)(i) on the next Distribution Date, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, held in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, third, deposited to the Excess Funding Account to the extent necessary so that the Seller Interest is not less than the Minimum Seller Interest and, fourth, paid to the Holders of the Exchangeable Seller Certificate. With respect to each Due Period falling in the Revolving Period, to the extent that Collections of Principal Receivables allocated to the Series 2004-1 Certificateholders pursuant to this subsection are paid to any Holder of the Exchangeable Seller Certificate, such Holder shall make an amount equal to the Reallocated Principal Collections for the related Distribution Date available on that Distribution Date for application in accordance with Section 4.12; provided, however, that if such Holder fails to make such funds available, then an amount of Collections of Principal Receivables allocated to Series 2004-1 and on deposit in the Collection Account equal to that deficiency shall be treated as Reallocated Principal Collections for application in accordance with Section 4.12, prior to any other application of such Collections.

         (b) Allocations During the Controlled Amortization Period. During the Controlled Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Series 2004-1 Certificateholders, the following amounts as set forth below:

                  (i) An amount equal to the product of (A) the Floating Allocation Percentage on such date and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date, to be applied in accordance with Sections 4.9 and 4.11.

                  (ii) An amount equal to the product of (A) the Investor/Purchaser Percentage on such date and (B) the aggregate amount of Collections processed in respect of Principal Receivables on such date, which amount shall be, first, held in the Collection Account to the extent of amounts to be distributed pursuant to Section 4.9(g) on the next Distribution Date, and, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, held in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the next Distribution Date, third, deposited to the Excess Funding Account to the extent necessary so that the Seller Interest is not less than the Minimum Seller Interest and, fourth, paid to the Holder of the Exchangeable Seller Certificate, provided that, upon written notice to the Servicer and the Trustee, such Holder may specify that any such amount to be distributed to it after the Class A
         Investor Interest has been paid in full shall be retained in the Collection Account for distribution pursuant to Section 4.9(g) as Available Principal Collections on the Distribution Date following the next Distribution Date. With respect to each Due Period falling in the Controlled Amortization Period, to the extent that Collections of Principal Receivables allocated to the Series 2004-1 Certificateholders pursuant to this subsection are paid to any Holder of the Exchangeable Seller Certificate, such Holder shall make an amount equal to the Reallocated Principal Collections for the related Distribution Date available on that Distribution Date for application in accordance with Section 4.12; provided, however, that if such Holder fails to make such funds available, then an amount of Collections on Principal Receivables equal to that deficiency shall be treated as Reallocated Principal Collections for application in accordance with Section 4.12, prior to any other application of the amounts in the Collection Account.

         (c) Allocations During the Early Amortization Period. During the Early Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Series 2004-1 Certificateholders, the following amounts as set forth below:

                  (i) Allocate to the Series 2004-1 Certificateholders an amount equal to the product of (A) the Floating Allocation Percentage on such date and (B) the aggregate amount of such Collections processed in respect of Finance Charge Receivables on such date, to be applied in accordance with Sections 4.9 and 4.11.

                  (ii) An amount equal to the product of (A) the Class D-2 Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12(b)(i) and then in accordance with subsection 4.9(g).

                  (iii) An amount equal to the product of (A) the Class D-1 Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12(b)(ii) and then in accordance with subsection 4.9(g).

                  (iv) An amount equal to the product of (A) the Class C Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12(b)(iii) and then in accordance with subsection 4.9(g).

                  (v) An amount equal to the product of (A) the Class B Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12(b)(iv) and then in accordance with subsection 4.9(g).

                  (vi) An amount equal to the product of (A) the Class M Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12(b)(v) and then in accordance with subsection 4.9(g).

                  (vii) An amount equal to the product of (A) the Class A Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied in accordance with subsection 4.9(g).

         SECTION 4.6.  Determination of Monthly Interest.

         (a) The amount of monthly interest distributable in respect of the Class A Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (ii) the Class A Certificate Rate in effect with respect to the related Interest Period, and (iii) the outstanding principal amount of the Class A Certificates determined as of the Record Date preceding such Distribution Date (the "Class A Monthly Interest"); provided, that in addition to Class A Monthly Interest an amount equal to the amount of any unpaid Class A Deficiency Amounts, as defined below, plus an amount equal to the product of (A) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (B) the sum of the Class A Certificate Rate and 1.0% per annum, and (C) any Class A Deficiency Amounts from the prior Distribution Date, as defined below, or the portion thereof which has not theretofore been paid to Class A Certificateholders (the "Class A Additional Interest"), shall also be distributable in respect of the Class A Certificates. The "Class A Deficiency Amount" for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(a) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to Class A Certificateholders in respect of such amounts on all prior Distribution Dates.

         (b) The amount of monthly interest distributable in respect of the Class M Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (ii) the Class M Certificate Rate in effect with respect to the related Interest Period, and (iii) the outstanding principal amount of the Class M Certificates determined as of the Record Date preceding such Distribution Date (the "Class M Monthly Interest"); provided, that in addition to the Class M Monthly Interest an amount equal to the amount of any unpaid Class M Deficiency Amounts, as defined below, plus an amount equal to the product of (A) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (B) the sum of the Class M Certificate Rate and 1.0% per annum, and (C) any Class M Deficiency Amount from the prior Distribution Date, as defined below, or the portion thereof which has not theretofore been paid to Class M Certificateholders (the "Class M Additional Interest"), shall also be distributable in respect of the Class M Certificates. The "Class M Deficiency Amount" for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(b) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to the Class M Certificateholders in respect of such amounts on all prior Distribution Dates.

         (c) The amount of monthly interest distributable in respect of the Class B Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (ii) the Class B Certificate Rate in effect with respect to the related Interest Period, and (iii) the outstanding principal amount of the Class B Certificates determined as of the Record Date preceding such Distribution Date (the "Class B Monthly Interest"); provided, that in addition to the Class B Monthly Interest an amount equal to the amount of any unpaid Class B Deficiency Amounts, as defined below, plus an amount equal to the product of (A) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (B) the sum of the Class B Certificate Rate and 1.0% per annum, and (C) any Class B Deficiency Amount from the prior Distribution Date, as defined below, or the portion thereof which has not theretofore been paid to Class B Certificateholders (the "Class B Additional Interest"), shall also be distributable in respect of the Class B Certificates. The "Class B Deficiency Amount" for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(c) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to the Class B Certificateholders in respect of such amounts on all prior Distribution Dates.

         (d) The amount of monthly interest distributable in respect of the Class C Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (ii) the Class C Certificate Rate in effect with respect to the related Interest Period, and (iii) the sum of the Class C Investor Interest plus the applicable Pre-Funded Portion, each determined as of the Record Date preceding such Distribution Date (the "Class C Monthly Interest"); provided, that in addition to the Class C Monthly Interest an amount equal to any unpaid Class C Deficiency Amounts, as defined below, shall also be distributed to the Class C Certificateholders. The "Class C Deficiency Amount" for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(d) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to the Class C Certificateholders in respect of such amounts on all prior Distribution Dates.

         (e) The amount of monthly interest distributable in respect of the Class D-1 Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (ii) the Class D-1 Certificate Rate in effect with respect to the related Interest Period, and (iii) the sum of the Class D-1 Investor Interest plus the applicable Pre-Funded Portion, each determined as of the Record Date preceding such Distribution Date (the "Class D-1 Monthly Interest"); provided, that in addition to the Class D-1 Monthly Interest an amount equal to any unpaid Class D-1 Deficiency Amounts, as defined below, shall also be distributed to the Class D-1 Certificateholders. The "Class D-1 Deficiency Amount" for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(e) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to the Class D-1 Certificateholders in respect of such amounts on all prior Distribution Dates.

(f) The amount of monthly interest distributable in respect of the Class D-2 Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (ii) the Class D-2 Certificate Rate in effect with respect to the related Interest Period, and (iii) the sum of the Class D-2 Investor Interest plus the applicable Pre-Funded Portion, each determined as of the Record Date preceding such Distribution Date (the "Class D-2 Monthly Interest"); provided, that in addition to the Class D-2 Monthly Interest an amount equal to any unpaid Class D-2 Deficiency Amounts, as defined below, shall also be distributed to the Class D-2 Certificateholders. The "Class D-2 Deficiency Amount" for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(f) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to the Class D-2 Certificateholders in respect of such amounts on all prior Distribution Dates.

         SECTION 4.7.  Determination of Monthly Principal.

         (a) The amount of monthly principal distributable with respect to the Class A Certificates on each Distribution Date (the "Class A Monthly Principal"), beginning with the Distribution Date in the month following the month in which the Controlled Amortization Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of (i) the Available Principal Collections with respect to such Distribution Date, (ii) for each Distribution Date with respect to the Controlled Amortization Period prior to the Class A Expected Final Payment Date, the Class A Controlled Payment Amount for the Due Period related to such Distribution Date and (iii) the Class A Investor Interest on such Distribution Date (after taking into account any adjustments to be made on such Distribution Date pursuant to Section 4.10).

         (b) The amount of monthly principal distributable with respect to the Class M Certificates on each Distribution Date (the "Class M Monthly Principal") beginning with the Distribution Date immediately following the Distribution Date on which the Class A Investor Interest has been paid in full, and during the Early Amortization Period, beginning with the Distribution Date on which the Class A Investor Interest has been paid in full (in either case, the "Class M Principal Commencement Date"), shall be an amount equal to the least of (i) the Available Principal Collections with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal on such Distribution Date), (ii) for each Distribution Date with respect to the Controlled Amortization Period beginning on the Class M Principal Commencement Date but prior to the Class M Expected Final Payment Date, the Class M Controlled Payment Amount for the Due Period related to such Distribution Date and (iii) the Class M Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.10 and 4.12) on such Distribution Date.

         (c) The amount of monthly principal distributable with respect to the Class B Certificates on each Distribution Date (the "Class B Monthly Principal") beginning with the Distribution Date immediately following the Distribution Date on which the Class A Investor Interest and the Class M Investor Interest have been paid in full, and during the Early Amortization Period, beginning with the Distribution Date on which the Class A Investor Interest and the Class M Investor Interest have been paid in full (in either case, the "Class B Principal

Commencement Date"), shall be an amount equal to the least of (i) the Available Principal Collections with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal and Class M Monthly Principal on such Distribution Date), (ii) for each Distribution Date with respect to the Controlled Amortization Period beginning on the Class B Principal Commencement Date but prior to the Class B Expected Final Payment Date, the Class B Controlled Payment Amount for the Due Period related to such Distribution Date and (iii) the Class B Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.10 and 4.12) on such Distribution Date.

         (d) The amount of monthly principal distributable with respect to the Class C Certificates on each Distribution Date (the "Class C Monthly Principal") shall be, beginning with the Distribution Date on which the Class B Investor Interest has been paid in full, an amount equal to the lesser of (i) the Available Principal Collections with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal, Class M Monthly Principal and Class B Monthly Principal on such Distribution Date) and (ii) the Class C Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.10 and 4.12) on such Distribution Date.

         (e) The amount of monthly principal distributable with respect to the Class D-1 Certificates on each Distribution Date (the "Class D-1 Monthly Principal") shall be, beginning with the Distribution Date on which the Class C Investor Interest has been paid in full, an amount equal to the lesser of (i) the Available Principal Collections with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal, Class M Monthly Principal, Class B Monthly Principal and Class C Monthly Principal on such Distribution Date) and (ii) the Class D-1 Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.10 and 4.12) on such Distribution Date.

         (f) The amount of monthly principal distributable with respect to the Class D-2 Certificates on each Distribution Date (the "Class D-2 Monthly Principal") shall be, beginning with the Distribution Date on which the Class D-1 Investor Interest has been paid in full, an amount equal to the lesser of
(i) the Available Principal Collections with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal, Class M Monthly Principal, Class B Monthly Principal, Class C Monthly Principal and Class D-1 Monthly Principal on such Distribution Date) and
(ii) the Class D-2 Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.10 and 4.12) on such Distribution Date.

        SECTION 4.8.  Coverage of Class A, Class M and Class B Required Amounts.


        (a) On or before each Distribution Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which the sum of (i) the Class A Monthly Interest for such Distribution Date, plus (ii) the Class A Deficiency Amount, if any, for such Distribution Date, plus (iii) the Class A Additional Interest, if any, for such Distribution Date, plus (iv) the Class A Servicing Fee for the related Due Period, plus (v) the Class A Servicing Fee, if any, due but not paid on any prior Distribution Date, plus (vi) the Class A Investor Loss Amount, if any, for such Distribution Date, plus (vii) the Class A Investor Dilution Amount for such Distribution Date, plus
(viii) the Class A Net Swap Payment, if any, for such Distribution Date exceeds the Class A Available Funds for such Distribution Date.

         (b) On or before each Distribution Date, the Servicer shall also determine the amount (the "Class M Required Amount"), if any, by which the sum of (i) the Class M Monthly Interest for such Distribution Date, plus (ii) the Class M Deficiency Amount, if any, for such Distribution Date, plus (iii) the Class M Additional Interest, if any, for such Distribution Date, plus (iv) the Class M Servicing Fee for the related Due Period, plus (v) the Class M Servicing Fee, if any, due but not paid on any prior Distribution Date, plus (vi) the Class M Investor Loss Amount, if any, for such Distribution Date, plus (vii) the Class M Investor Dilution Amount for such Distribution Date, plus (viii) the Class M Net Swap Payment, if any, for such Distribution Date exceeds the Class M Available Funds for such Distribution Date.

         (c) On or before each Distribution Date, the Servicer shall also determine the amount (the "Class B Required Amount"), if any, by which the sum of (i) the Class B Monthly Interest for such Distribution Date, plus (ii) the Class B Deficiency Amount, if any, for such Distribution Date, plus (iii) the Class B Additional Interest, if any, for such Distribution Date, plus (iv) the Class B Servicing Fee for the related Due Period, plus (v) the Class B Servicing Fee, if any, due but not paid on any prior Distribution Date, plus (vi) the Class B Investor Loss Amount, if any, for such Distribution Date, plus (vii) the Class B Investor Dilution Amount for such Distribution Date, plus (viii) the Class B Net Swap Payment, if any, for such Distribution Date exceeds the Class B Available Funds for such Distribution Date.

         (d) In the event that the Class A Required Amount, the Class M Required Amount or the Class B Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount, Class M Required Amount or Class B Required Amount on or before such Distribution Date. For any Distribution Date, in the event that the Class A Required Amount for such Distribution Date is greater than zero, all or a portion of the Excess Spread and Shared Excess Finance Charge Collections with respect to such Distribution Date in an amount equal to the Class A Required Amount, to the extent available, for such Distribution Date shall be distributed on such Distribution Date pursuant to subsection 4.11(a). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections with respect to such Distribution Date, Reallocated Principal Collections with respect to the related Due Period shall be applied as specified in Section 4.12. In the event that the Class M Required Amount for such Distribution Date exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the Class M Required Amount pursuant to subsection 4.11(c), the Reallocated Class B Principal Collections, the Reallocated Class C Principal Collections and the Reallocated Class D Principal Collections (after application, in each case, to the Class A Required Amount) with respect to the related Due Period shall be applied as specified in Section 4.12; provided, however, that the sum of any payments pursuant to this paragraph shall not exceed the sum of the Class A Required Amount and the Class M Required Amount. In the event that the Class B Required Amount for such Distribution Date exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the Class B Required Amount pursuant to subsection 4.11(e), the Reallocated Class C Principal Collections and Reallocated Class D Principal Collections (after application, in each case, to the Class A Required Amount and the Class M Required Amount) with respect to the related Due Period shall be applied as specified in Section 4.12; provided, however, that the sum of any payments pursuant to this paragraph shall not exceed the sum of the Class A Required Amount, the Class M Required Amount and the Class B Required Amount.

         SECTION 4.9. Monthly Payments. On or before each Distribution Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit E hereto) to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Distribution Date, to the extent of available funds, the amounts required to be withdrawn from the Collection Account as follows:

         (a) an amount equal to the Class A Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

                  (i) on a pro rata basis based on amounts owing under this clause (i) to the Class A Certificateholders and the Swap Counterparty under the Class A Swap (A) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Deficiency Amount for such Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date, shall be distributed to the Class A Certificateholders and (B) any Class A Net Swap Payment shall be paid to the Swap Counterparty;

                  (ii) an amount equal to the Class A Servicing Fee for such Distribution Date plus the amount of any Class A Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer;

                  (iii) an amount equal to the Class A Investor Loss Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (iv) an amount equal to the Class A Investor Dilution Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date; and

                  (v) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

         (b) an amount equal to the Class M Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

                  (i) on a pro rata basis based on amounts owing under this clause (i) to the Class M Certificateholders and the Swap Counterparty under the Class M Swap (A) an amount equal to the Class M Monthly Interest for such Distribution Date, plus the amount of any Class M Deficiency Amount for such Distribution Date, plus the amount of any Class M Additional Interest for such Distribution Date, shall be distributed to the Class M Certificateholders and (B) any Class M Net Swap Payment shall be paid to the Swap Counterparty;

                  (ii) an amount equal to the Class M Servicing Fee for such Distribution Date, plus the amount of any Class M Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer; and

                  (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

         (c) an amount equal to the Class B Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

                  (i) on a pro rata basis based on amounts owing under this clause (i) to the Class B Certificateholders and the Swap Counterparty under the Class B Swap (A) an amount equal to the Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Deficiency Amount for such Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date, shall be distributed to the Class B Certificateholders and (B) any Class B Net Swap Payment shall be paid to the Swap Counterparty;

                  (ii) an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer; and

                  (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

         (d) An amount equal to the Class C Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

                  (i) an amount equal to the Class C Servicing Fee for such Distribution Date plus the amount of any Class C Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer; and

                  (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

         (e) An amount equal to the Class D Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

                  (i) an amount equal to the Class D Servicing Fee for such Distribution Date plus the amount of any Class D Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer; and

                  (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

         (f) During the Revolving Period, an amount equal to the Available Principal Collections for the related Due Period shall be distributed on each Distribution Date in the following priority:

                  (i) first, an amount equal to any amounts required to be applied on such date from Available Principal Collections pursuant to the Class C Purchase Agreement shall be so applied, and second, an amount equal to any amounts required to be applied on such date from Available Principal Collections pursuant to the Class D Purchase Agreement shall be so applied; and

                  (ii) an amount equal to Available Principal Collections remaining after giving effect to the applications specified in subsection 4.9(f)(i) above shall be treated as Shared Principal Collections and applied to Series in Group One that are Principal Sharing Series other than this Series 2004-1 and as provided in Section 4.3(f).

         (g) During the Controlled Amortization Period or the Early Amortization Period (beginning with the Distribution Date in the month following the month in which the Controlled Amortization Period or the Early Amortization Period begins), an amount equal to the Available Principal Collections for the related Due Period shall be distributed on each Distribution Date in the following priority:

                  (i) an amount equal to the Class A Monthly Principal for such Distribution Date shall be distributed to the Class A
         Certificateholders;

                  (ii) after giving effect to the distribution referred to in clause (i) above, beginning on the Class M Principal Commencement Date, an amount equal to the Class M Monthly Principal shall be distributed to the Class M Certificateholders;

                  (iii) after giving effect to the distribution referred to in clauses (i) and (ii) above, beginning on the Class B Principal Commencement Date, an amount equal to the Class B Monthly Principal shall be distributed to the Class B Certificateholders;

                  (iv) after giving effect to the distribution referred to in clauses (i), (ii) and (iii) above, beginning with the Distribution Date on which the Class B Investor Interest has been paid in full, an amount equal to the Class C Monthly Principal shall be distributed to the Class C Certificateholders in accordance with the Class C Purchase Agreement;

                  (v) after giving effect to the distributions referred to in clauses (i), (ii), (iii) and (iv) above, beginning with the Distribution Date on which the Class C Investor

         Interest has been paid in full, an amount equal to the Class D Monthly Principal shall be distributed to the Class D Certificateholders in accordance with the Class D Purchase Agreements;

                  (vi) after giving effect to the distributions referred to in clauses (i), (ii), (iii), (iv) and (v) above, first an amount equal to any amounts required to be applied from Available Principal Collections on such date pursuant to the Class C Purchase Agreement shall be so applied, and second, an amount equal to any amounts required to be applied from Available Principal Collections on such date pursuant to the Class D Purchase Agreement shall be so applied ; and

                  (vii) an amount equal to Available Principal Collections remaining after the applications specified in clauses (i), (ii), (iii),
         (iv), (v) and (vi) above shall be treated as Shared Principal Collections and applied to Series in Group One which are Principal Sharing Series other than this Series 2004-1 and as provided in Section 4.3(f).

         (h) On the Funding Period Termination Distribution Date, an amount equal to the amount withdrawn from the Pre-Funding Account and deposited in the Collection Account pursuant to the last sentence of subsection 4.19(b) shall be distributed to the Class A Certificateholders, the Class M Certificateholders, the Class B Certificateholders, the Class C Certificateholders and Class D Certificateholders in reduction of the outstanding principal amount of the Class A Certificates, the Class M Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, pro rata according to the initial principal amount of each such Class.

         SECTION 4.10.  Investor Charge-Offs.

         (a) On or before each Distribution Date, the Servicer shall calculate the Class A Investor Loss Amount. If on any Distribution Date, the Class A Investor Loss Amount for the prior Due Period exceeds the sum of the amounts allocated with respect thereto pursuant to subsection 4.9(a)(iii), subsection 4.11(a) and Section 4.12 with respect to such Due Period, the Class D-2 Investor Interest (after giving effect to reductions for any Class D-2 Investor Charge-Offs described in paragraph (e) and any Reallocated Class D-2 Principal Collections on such Distribution Date) will be reduced by the amount of such excess. If such reduction would cause the Class D-2 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-2 Investor Interest will be reduced to zero, and the Class D-1 Investor Interest (after giving effect to reductions for any Class D-1 Investor Charge-Offs described in paragraph (e) and any Reallocated Class D-1 Principal Collections on such Distribution Date) will be reduced by the amount by which the Class D-2 Investor Interest would have been reduced below zero. If such reduction would cause the Class D-1 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-1 Investor Interest will be reduced to zero, and the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs described in paragraph (d) and any Reallocated Class C Principal Collections on such Distribution Date) will be reduced by the amount by which the Class D-1 Investor Interest would have been reduced below zero. If such reduction would cause the Class C Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class C Investor Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs described in paragraph (c) and any Reallocated Class B Principal Collections on such Distribution Date) will be reduced by the amount by which the Class C Investor Interest would have been reduced below zero. If such reduction would cause the Class B Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class B Investor Interest will be reduced to zero, and the Class M Investor Interest (after giving effect to reductions for any Class M Investor Charge-Offs described in paragraph (b) and any Reallocated Class M Principal Collections on such Distribution Date) will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero. If such reduction would cause the Class M Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class M Investor Interest will be reduced to zero, and the Class A Investor Interest will be reduced by the amount by which the Class M Investor Interest would have been reduced below zero, but not by more than the Class A Investor Loss Amount for such Distribution Date. Additionally, the Class A Investor Interest shall be reduced by the amount of any Series 2004-1 Unfunded Dilution Amount remaining after giving effect to any related Class M Investor Charge-Off, Class B Investor Charge-Off, Class C Investor Charge-Off and Class D Investor Charge-Off. The reductions described in the two prior sentences are referred to collectively as a "Class A Investor Charge-Off". If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Distribution Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for such purpose pursuant to subsection 4.11(b).

         (b) On or before each Distribution Date, the Servicer shall calculate the Class M Investor Loss Amount. If on any Distribution Date, the Class M Investor Loss Amount for the prior Due Period exceeds the amounts allocated with respect thereto pursuant to subsection 4.11(c) and Section 4.12 with respect to such Due Period, the Class D-2 Investor Interest (after giving effect to reductions for any Class D-2 Investor Charge-Offs described in paragraph (a) and paragraph (e) and any Reallocated Class D-2 Principal Collections on such Distribution Date) will be reduced by the amount of such excess. If such reduction would cause the Class D-2 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-2 Investor Interest will be reduced to zero, and the Class D-1 Investor Interest (after giving effect to reductions for any Class D-1 Investor Charge-Offs described in paragraph (a) and paragraph (e) and any Reallocated Class D-1 Principal Collections on such Distribution Date) will be reduced by the amount by which the Class D-2 Investor Interest would have been reduced below zero. If such reduction would cause the Class D-1 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-1 Investor Interest will be reduced to zero, and the Class C Investor Interest

(after giving effect to reductions for any Class C Investor Charge-Offs described in paragraph (a) and paragraph (d) and any Reallocated Class C Principal Collections on such Distribution Date) will be reduced by the amount by which the Class D-1 Investor Interest would have been reduced below zero. If such reduction would cause the Class C Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class C Investor Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs described in paragraph (a) and paragraph (c) and any Reallocated Class B Principal Collections on such Distribution Date) will be reduced by the amount by which the Class C Investor Interest would have been reduced below zero. If such reduction would cause the Class B Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class B Investor Interest shall be reduced to zero, and the Class M Investor Interest shall be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the Class M Investor Loss Amount for such Distribution Date. Additionally, the Class M Investor Interest shall be reduced by the amount of any Series 2004-1 Unfunded Dilution Amount remaining after giving effect to any related Class B Investor Charge-Off, Class C Investor Charge-Off and Class D Investor Charge-Off. The reductions to the Class M Investor Interest under this subsection 4.10(b), together with all reductions to the Class M Investor Interest under subsection 4.10(a), are collectively referred to as a "Class M Investor Charge-Off". The Class M Investor Interest will thereafter be reimbursed (but not to an amount in excess of the unpaid principal amount of the Class M Certificates) on any Distribution Date by the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose as described under subsection 4.11(d).

         (c) On or before each Distribution Date, the Servicer shall calculate the Class B Investor Loss Amount. If on any Distribution Date, the Class B Investor Loss Amount for the prior Due Period exceeds the amounts allocated with respect thereto pursuant to subsection 4.11(e) and Section 4.12 with respect to such Due Period, the Class D-2 Investor Interest (after giving effect to reductions for any Class D-2 Investor Charge-Offs described in paragraph (a), paragraph (b) and paragraph (e) and any Reallocated Class D-2 Principal Collections on such Distribution Date) will be reduced by the amount of such excess. If such reduction would cause the Class D-2 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-2 Investor Interest will be reduced to zero, and the Class D-1 Investor Interest (after giving effect to reductions for any Class D-1 Investor Charge-Offs described in paragraph (a), paragraph (b) and paragraph (e) and any Reallocated Class D-1 Principal Collections on such Distribution Date) will be reduced by the amount by which the Class D-2 Investor Interest would have been reduced below zero. If such reduction would cause the Class D-1 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-1 Investor Interest will be reduced to zero, and the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs described in paragraph (a), paragraph (b) and paragraph (d) and any Reallocated Class C Principal Collections on such Distribution Date) will be reduced by the amount by which the Class D-1 Investor Interest would have been reduced below zero. If such reduction would cause the Class C Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class C Investor Interest shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Class C Investor Interest would have been reduced below zero, but not by more than the Class B Investor Loss Amount for such Distribution Date. Additionally, the Class B Investor Interest shall be reduced by the amount of any Series 2004-1 Unfunded Dilution Amount remaining after giving effect to any related Class C Investor Charge-Off and Class D Investor Charge-Off. The reductions to the Class B Investor Interest under this subsection 4.10(c), together with all reductions to the Class B Investor Interest under subsections

4.10(a) and 4.10(b), are collectively referred to as a "Class B Investor Charge-Off". The Class B Investor Interest will thereafter be reimbursed (but not to an amount in excess of the unpaid principal amount of the Class B Certificates) on any Distribution Date by the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose as described under subsection 4.11(f).

         (d) On or before each Distribution Date, the Servicer shall calculate the Class C Investor Loss Amount. If on any Distribution Date, the Class C Investor Loss Amount for the prior Due Period exceeds the amount of Excess Spread, Shared Excess Finance Charge Collections and Reallocated Class D Principal Collections which are allocated and available to fund such amount pursuant to subsection 4.11(i) and Section 4.12, the Class D-2 Investor Interest (after giving effect to reductions for any Class D-2 Investor Charge-Offs described in paragraphs (a), (b) and (c) and paragraph (e) and any Reallocated Class D-2 Principal Collections on such Distribution Date) will be reduced by the amount of such excess. If such reduction would cause the Class D-2 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-2 Investor Interest will be reduced to zero, and the Class D-1 Investor Interest (after giving effect to reductions for any Class D-1 Investor Charge-Offs described in paragraphs (a), (b) and (c) and paragraph (e) and any Reallocated Class D-1 Principal Collections on such Distribution Date) will be reduced by the amount by which the Class D-2 Investor Interest would have been reduced below zero. If such reduction would cause the Class D-1 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-1 Investor Interest will be reduced to zero, and the Class C Investor Interest will be reduced by the amount by which the Class D-1 Investor Interest would have been reduced below zero, but not by more than the Class C Investor Loss Amount for such Distribution Date. Additionally, the Class C Investor Interest shall be reduced by the amount of any Series 2004-1 Unfunded Dilution Amount remaining after giving effect to any related Class D Investor Charge-Off . The reductions to the Class C Investor Interest under this subsection 4.10(d), together with all reductions to the Class C Investor Interest under subsections 4.10(a), (b) and (c), are referred to collectively as a "Class C Investor Charge-Off". The Class C Investor Interest will thereafter be reimbursed (but not in excess of the unreimbursed amount of such reductions) on any Distribution Date by the amount of the Excess Spread and Shared Excess Finance Charge Collections allocated and available under subsection 4.11(k).

         (e) On or before each Distribution Date, the Servicer shall calculate the Class D Investor Loss Amount. If on any Distribution Date, the Class D Investor Loss Amount for the prior Due Period exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections which is allocated and available to fund such amount pursuant to subsection 4.11(o), the Class D-2 Investor Interest will be reduced by the amount of such excess. If such reduction would cause the Class D-2 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-2 Investor Interest will be reduced to zero, and the Class D-1 Investor Interest will be reduced by the amount by which the Class D-2 Investor Interest would have been reduced below zero but not by more than the lesser of any remaining Class D Investor Loss Amount for such Distribution Date and the Class D-1 Investor Interest. Additionally, the Class D-2 Investor Interest shall be reduced by the amount of any Series 2004-1 Unfunded Dilution Amount. If such reduction would cause the Class D-2 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-2 Investor Interest will be reduced to zero, and the Class D-1 Investor Interest will be reduced by the amount by which the Class D-2 Investor Interest would have been reduced below zero but not by more than the lesser of any remaining Series 2004-1 Unfunded Dilution Amount for such Distribution Date and the Class D-1 Investor Interest. The reductions to the Class D-2 Investor Interest under this clause (e), together with all reductions to the Class D-2 Investor Interest under subsections 4.10(a), (b), (c) and (d), are referred to collectively as a "Class D-2 Investor Charge-Off". The reductions to the Class D-1 Investor Interest under this subsection 4.10(e), together with all reductions to the Class D-1 Investor Interest under subsections 4.10(a), (b), (c) and (d), are referred to collectively as a "Class D-1 Investor Charge-Off". Each of the Class D-1 Investor Interest and the Class D-2 Investor Interest will thereafter be reimbursed (but not in excess of the unreimbursed amount of such reductions) on any Distribution Date by the amount of the Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose as described under subsection 4.11(q).

         SECTION 4.11. Excess Spread; Shared Excess Finance Charge Collections. On or before each Distribution Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit E hereto) to apply Excess Spread and Shared Excess Finance Charge Collections allocated to Series 2004-1 with respect to the related Due Period to make the following distributions on each Distribution Date in the following priority:

         (a) an amount equal to the Class A Required Amount, if any, with respect to such Distribution Date shall be used to fund the Class A Required Amount and be applied in accordance with, and in the priority set forth in, subsection 4.9(a);

         (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

         (c) (I) an amount equal to the Class M Required Amount, if any, with respect to such Distribution Date shall be used to fund any deficiency pursuant to subsections 4.9(b)(i) and (ii) in the order of priority specified therein and
(II) any remaining amount up to the sum of the Class M Investor Loss Amount and Class M Investor Dilution Amount for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

         (d) an amount equal to the aggregate amount by which the Class M Investor Interest has been reduced as described in clauses (c) and (d) of the definition of Class M Investor Interest (but not in excess of the unreimbursed amount of such reductions) shall be treated as a portion of Available Principal Collections for such Distribution Date;

         (e) (I) an amount equal to the Class B Required Amount, if any, with respect to such Distribution Date shall be used to fund any deficiency pursuant to subsections 4.9(c)(i) and (ii) in the order of priority specified therein and
(II) any remaining amount up to the sum of the Class B Investor Loss Amount and Class B Investor Dilution Amount for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

         (f) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced as described in clauses (c) and (d) of the definition of Class B Investor Interest (but not in excess of the unreimbursed amount of such reductions) shall be treated as a portion of Available Principal Collections for such Distribution Date;

         (g) an amount equal to the excess, if any, of the Class C Servicing Fee for such Distribution Date plus the amount of any Class C Servicing Fee due but not paid to the Servicer on any prior Distribution Date over the Class C Available Funds for such Distribution Date shall be paid to the Servicer;

         (h) on a pro rata basis based on amounts owing in this clause (h) to the Class C Certificateholders and the Swap Counterparty under the Class C Swap,
(A) an amount equal to the sum of the Class C Monthly Interest plus the Class C Deficiency Amount for such Distribution Date shall be distributed to the Class C Certificateholders in accordance with the Class C Purchase Agreement and (B) any Class C Net Swap Payment shall be paid to the Swap Counterparty in accordance with the Class C Swap;

         (i) an amount equal to the Class C Investor Loss Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

         (j) an amount equal to the Class C Investor Dilution Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

         (k) an amount equal to the aggregate amount by which the Class C Investor Interest has been reduced as described in clauses (c) and (d) of the definition of Class C Investor Interest (but not in excess of the unreimbursed amount of such reductions) shall be treated as a portion of Available Principal Collections for such Distribution Date;

         (l) an amount equal to the aggregate of any other amounts then due to the Class C Certificateholders or required to be applied pursuant to the Class C Purchase Agreement out of Excess Spread and Shared Excess Finance Charge Collections allocated to Series 2004-1 shall be distributed for application in accordance with the Class C Purchase Agreement;

         (m) an amount equal to the excess, if any, of the Class D Servicing Fee for such Distribution Date plus the amount of any Class D Servicing Fee due but not paid to the Servicer on any prior Distribution Date over the Class D Available Funds for such Distribution Date shall be paid to the Servicer;

         (n) an amount equal to the Class D Monthly Interest plus the amount of any Class D Deficiency Amount for such Distribution Date shall be distributed to the Class D Certificateholders in accordance with the Class D Purchase Agreements;

         (o) an amount equal to the Class D Investor Loss Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

         (p) an amount equal to the Class D Investor Dilution Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

         (q) first an amount equal to the aggregate amount by which the Class D-1 Investor Interest has been reduced as described in clauses (c) and (d) of the definition of Class D-1 Investor Interest (but not in excess of the unreimbursed amount of such reductions) shall be treated as a portion of Available Principal Collections for such Distribution Date and then an amount equal to the aggregate amount by which the Class D-2 Investor Interest has been reduced as described in clauses (c) and (d) of the definition of Class D-2 Investor Interest (but not in excess of the unreimbursed amount of such reductions) shall be treated as a portion of Available Principal Collections for such Distribution Date;

         (r) an amount equal to the excess, if any, of (A) the Minimum Required Funding Period Reserve Amount over (B) the amount on deposit in the Funding Period Reserve Account (after taking into account any withdrawals to be made from the Funding Period Reserve Account on such Distribution Date pursuant to subsection 4.20(c)(i)), shall be deposited into the Funding Period Reserve Account;

         (s) an amount equal to the aggregate of any other amounts then due to the Class D Certificateholders or required to be applied pursuant to the Class D Purchase Agreements out of Excess Spread and Shared Excess Finance Charge Collections allocated to Series 2004-1 shall be distributed for application in accordance with the Class D Purchase Agreements;

         (t) on a pro rata basis based on amounts owing under this clause (t):
(A) an amount equal to any partial or early termination payments or other additional payments owed to the Swap Counterparty under the Class A Swap shall be paid to the Swap Counterparty under the Class A Swap, (B) an amount equal to any partial or early termination payments or other additional payments owed to the Swap Counterparty under the Class M Swap shall be paid to the Swap Counterparty under the Class M Swap, (C) an amount equal to any partial or early termination payments or other additional payments owed to the Swap Counterparty under the Class B Swap shall be paid to the Swap Counterparty under the Class B Swap, and (D) an amount equal to any partial or early termination payments or other additional payments owed to the Swap Counterparty under the Class C Swap shall be paid to the Swap Counterparty under the Class C Swap; and

         (u) the balance, if any, will constitute a portion of Shared Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Series in Group One and, to the extent not required to be applied as Shared Excess Finance Charge

Collections with respect to any Series in Group One, shall be distributed to the Holder of the Exchangeable Seller Certificate or any other Person then entitled to such amounts.

         SECTION 4.12.  Reallocated Principal Collections.

         (a) On or before each Distribution Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit E hereto) to apply Reallocated Principal Collections (applying all Reallocated Principal Collections in accordance with subsection 4.12(b)) with respect to such Distribution Date, to make the following distributions on each Distribution Date in the following priority:

                  (i) an amount equal to the excess, if any, of (x) the Class A Required Amount, if any, with respect to such Distribution Date over
         (y) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated to Series 2004-1 with respect to the related Due Period, shall be applied in accordance with, and in the priority set forth in, subsections 4.9(a)(i), (ii), (iii) and (iv);

                  (ii) an amount equal to the excess, if any, of (x) the Class M Required Amount, if any, with respect to such Distribution Date over
         (y) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available to the Class M Certificates pursuant to subsection 4.11(c) on such Distribution Date shall be applied first in accordance with, and in the priority set forth in subsections 4.9(b)(i) and (ii) and then pursuant to and in the priority set forth in subsection 4.11(c)(II);

                  (iii) an amount equal to the excess, if any, of (x) the Class B Required Amount, if any, with respect to such Distribution Date over
         (y) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available to the Class B Certificates pursuant to subsection 4.11(e) on such Distribution Date shall be applied first in accordance with, and in the priority set forth in subsections 4.9(c)(i) and (ii) and then pursuant to and in the priority set forth in subsection 4.11(e)(II); and

                  (iv) an amount equal to the excess, if any, of (x) the Class C Required Amount, if any, with respect to such Distribution Date over
         (y) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available to the Class C Investor Interest pursuant to subsections 4.11(g), 4.11(h), 4.11(i) and 4.11(j) on such Distribution Date shall be applied first pursuant to subsection 4.9(d)(i), and then pursuant to and in the priority set forth in subsections 4.11(h), 4.11(i) and 4.11(j).

         (b) On each Distribution Date on which the Servicer shall instruct the Trustee to apply Reallocated Principal Collections pursuant to paragraph (a) above, the Trustee shall apply such Reallocated Principal Collections in the following order of priority and only to the extent provided below:

                  (i) applying Reallocated Class D-2 Principal Collections in accordance with subsections 4.12 (a)(i) through (a)(iv);

                  (ii) if any amounts remain outstanding under subsections 4.12
         (a)(i) through (a)(iv) after giving effect to Reallocated Class D-2 Principal Collections, then applying Reallocated Class D-1 Principal Collections in accordance with subsections 4.12 (a)(i) through (a)(iv);

                  (iii) if any amounts remain outstanding under subsections 4.12(a)(i), (a)(ii) or (a)(iii) above after giving effect to Reallocated Class D Principal Collections, then applying Reallocated Class C Principal Collections in accordance with subsections 4.12(a)(i), (a)(ii) and (a)(iii);

                  (iv) if any amounts remain outstanding under subsection 4.12
         (a)(i) or (a)(ii) above after giving effect to Reallocated Class D Principal Collections and Reallocated Class C Principal Collections, then applying Reallocated Class B Principal Collections in accordance with subsection 4.12(a)(i) or (a)(ii); and

                  (v) if any amounts remain outstanding under subsection 4.12
         (a)(i) above after giving effect to Reallocated Class D Principal Collections, Reallocated Class C Principal Collections and Reallocated Class B Principal Collections, then applying Reallocated Class M Principal Collections in accordance with subsection 4.12(a)(i).

         (c) On each Distribution Date, the Class D-2 Investor Interest shall be reduced by the amount of Reallocated Class D-2 Principal Collections applied in accordance with subsection 4.12(b) for such Distribution Date, the Class D-1 Investor Interest shall be reduced by the amount of Reallocated Class D-1 Principal Collections applied in accordance with subsection 4.12(b) for such Distribution Date, the Class C Investor Interest shall be reduced by the amount of Reallocated Class C Principal Collections applied in accordance with subsection 4.12(b) for such Distribution Date, the Class B Investor Interest shall be reduced by the amount of Reallocated Class B Principal Collections applied in accordance with subsection 4.12(b) for such Distribution Date and the Class M Investor Interest shall be reduced by the amount of Reallocated Class M Principal Collections applied in accordance with subsection 4.12(b) for such Distribution Date. Each of the Class M Investor Interest, the Class B Investor Interest, the Class C Investor Interest, the Class D-1 Investor Interest and the Class D-2 Investor Interest will thereafter be reimbursed (but not in excess of the unreimbursed amount of such reductions) on any Distribution Date by the amount of the Excess Spread and Shared Excess Finance Charge Collections allocated and available to (A) the Class M Investor Interest pursuant to subsection 4.11(d), (B) the Class B Investor Interest pursuant to subsection 4.11(f), (C) the Class C Investor Interest pursuant to subsection 4.11(k) and
(D) to the Class D-1 Investor Interest and Class D-2 Investor Interest pursuant to subsection 4.11(q).

         SECTION 4.13. Seller's or Servicer's Failure to Make a Deposit or Payment. If the Servicer or the Seller fails to make, or give instructions to make, any payment or deposit required to be made or given by the Servicer or Seller, respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable account without instruction from the Servicer or Seller. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the

Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Series 2004-1 Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Seller or the Servicer, as the case may be.

         SECTION 4.14.  Shared Excess Finance Charge Collections.

         (a) The balance of any Available Funds on deposit in the Collection Account after giving effect to subsections 4.11(a) through (t) will constitute a portion of Shared Excess Finance Charge Collections and will be available for allocation to other Series in Group One or to the Holder of the Exchangeable Seller Certificate as described in Section 4.3(g).

         (b) Series 2004-1 shall be included in Group One. Subject to subsection 4.3(g) of the Agreement, Shared Excess Finance Charge Collections with respect to the Series in Group One for any Distribution Date will be allocated to Series 2004-1 in an amount equal to the product of (x) the aggregate amount of Shared Excess Finance Charge Collections with respect to all Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2004-1 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all Series in Group One for such Distribution Date. The "Finance Charge Shortfall" for Series 2004-1 for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.11(a) through (t) on such Distribution Date over (b) the Excess Spread for such Distribution Date.

         SECTION 4.15. Shared Principal Collections. Subject to subsection 4.3(f) of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 2004-1 in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Series in Group One that are Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2004-1 for such Distribution Date and the denominator of which is the Cumulative Principal Shortfall for such Distribution Date.

         SECTION 4.16. Purchase and Cancellation of Certificates. The Seller may on any Distribution Date on or after the Funding Period Termination Distribution Date, upon five Business Days' prior written notice to the Trustee, purchase Series 2004-1 Certificates on the secondary market and request the Trustee to cancel such Series 2004-1 Certificates purchased by the Seller on such Distribution Date. In such case, the Class A, Class M, Class B, Class C and/or Class D Investor Interest, as applicable, will be reduced by the portion thereof represented by such cancelled Certificates; provided that after giving effect to any cancellation (A) the Class M Investor Interest shall not be less than 6.0% of the Series 2004-1 Investor Interest (calculated after giving effect to such cancellation), (B) the Class B Investor Interest shall not be less than 10.5% of the Series 2004-1 Investor Interest (calculated after giving effect to such cancellation),

(C) the Class C Investor Interest shall not be less than 9.0% of the Series 2004-1 Investor Interest (calculated after giving affect to such cancellation), and (D) the Class D Investor Interest shall not be less than 10.5% of the Series 2004-1 Investor Interest (calculated after giving effect to such cancellations). No Certificateholder shall be required to sell its Certificates to the Seller pursuant to this Section 4.16.

         SECTION 4.17.  Determination of LIBOR.

         (a) On each LIBOR Determination Date, the Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a period of the Designated Maturity which appears on Telerate Page 3750 as of 11:00 a.m., London time, on that date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date will be determined based on the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period of the Designated Maturity. The Trustee or the Swap Counterparty will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period of the Designated Maturity.

         (b) The Class A Certificate Rate, Class M Certificate Rate, Class B Certificate Rate, Class C Certificate Rate, Class D-1 Certificate Rate and Class D-2 Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Series 2004-1
Certificateholder by telephoning the Trustee at its Corporate Trust Office at
(215) 670-6327.

         (c) On each LIBOR Determination Date prior to 12:00 noon New York City time, the Trustee shall send to the Servicer by facsimile, notification of LIBOR for the following Interest Period.

         SECTION 4.18. Paired Series. Any other Series in Group One may be designated (but only with the consent of the Class C Certificateholders and the Class D Certificateholders specified in the Class C Purchase Agreement or the Class D Certificate Purchase Agreements, as applicable, and subject to satisfaction of the Rating Agency Condition) as a Paired Series for Series 2004-1. Such Paired Series either shall be prefunded with an initial deposit to a prefunding account in an amount up to the initial principal amount of such Paired Series and primarily from the sale of such Paired Series or shall have a variable principal amount. Any such prefunding account shall be held for the benefit of such Paired Series and not for the benefit of the Series 2004-1 Certificateholders. As funds in the Collection Account are allocated for distribution as Available Principal Collections during the Early Amortization Period or Controlled Amortization Period, either (i) in the case of a prefunded Paired Series, an equal amount of funds in any prefunding account for such Paired Series shall be released and distributed pursuant to the terms of such Paired Series or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable Paired Series in an equal or lesser amount may be sold by the Trust and the proceeds thereof will be distributed pursuant to the terms of such Paired Series, and, in either case, the Investor Interest of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Series Investor Interest, assuming that there have been no unreimbursed Loss Amounts with respect to any related Paired Series, the aggregate amount of such Paired Series shall have been increased by an amount up to an aggregate amount equal to the Series Investor Interest paid to the Series 2004-1 Certificateholders (or such other amount as the holders of such Paired Series shall agree).

         SECTION 4.19 Pre-Funding Account. (a) The Seller hereby directs the Servicer, for the benefit of the Series 2004-1 Certificateholders, to establish and maintain or cause to be established and maintained in the name of the Trustee and for the Trustee, on behalf of the Series 2004-1 Certificateholders, with a Qualified Depository Institution (which initially shall be the Trustee) a segregated trust account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2004-1 Certificateholders. The Seller does hereby transfer, assign, set over and otherwise convey to the Trust for the benefit of the Series 2004-1 Certificateholders, without recourse, all of its right, title and interest (if any) in, to and under the Pre-Funding Account, any cash and/or investments on deposit therein and any proceeds of the foregoing, including the investment earnings. The Pre-Funding Account shall be owned by, and under the sole dominion and control of, the Trustee for the benefit of the Series 2004-1 Certificateholders. If, at any time, the institution holding the Pre-Funding Account ceases to be a Qualified Depository Institution, the Seller shall direct the Servicer to establish within 10 Business Days a new Pre-Funding Account meeting the conditions specified above with a Qualified Depository Institution, transfer any cash and/or any investments to such new Pre-Funding Account and from the date such new Pre-Funding Account is established, it shall be the "Pre-Funding Account." In addition, after five days notice to the Trustee, the Seller may direct the Servicer to establish a new Pre-Funding Account meeting the conditions specified above with a different Qualified Depository Institution, transfer any cash and/or investments to such new Pre-Funding Account and from the date such new Pre-Funding Account is established, it shall be, for the Series 2004-1 Certificates, the "Pre-Funding Account." The Trustee, at the direction of the Servicer, shall make withdrawals and payments from the Pre-Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder.

         (b) A portion of the cash proceeds of the sale of the Series 2004-1 Certificates in an amount equal to $118,500,000 shall be deposited into the Pre-Funding Account on the Closing Date. This amount shall be the initial Cash Pre-Funded Amount. On the Business Day preceding each Distribution Date, the Trustee, at the direction of the Servicer, shall withdraw from the Pre-Funding Account and deposit in the Collection Account all interest and other investment income on the Cash Pre-Funded Amount. Interest (including reinvested interest) and other investment income on funds on deposit in the Pre-Funding Account shall not be considered part of the Cash Pre-Funded Amount for purposes of this Supplement. Funds on deposit in the Pre-Funding Account shall be withdrawn by the Trustee, at the direction of the Servicer, and paid to the Seller to the extent of any increases in the Series Investor Interest pursuant to Section
4.21. If the Funding Period Termination Distribution Date occurs and any Cash Pre-Funded

Amount remains on deposit in the Pre-Funding Account, such remaining Cash Pre-Funded Amount will be deposited into the Collection Account and will be applied by the Trustee, at the direction of the Servicer, in accordance with subsection 4.9(h) to reduce the outstanding principal amount of the Class A Certificates, the Class M Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates as specified in subsection 4.9(h).

         (c) Funds on deposit in the Pre-Funding Account shall be invested in Permitted Investments by the Trustee, at the direction of the Servicer. Funds on deposit in the Pre-Funding Account on any Distribution Date, after giving effect to any withdrawals from the Pre-Funding Account, shall be invested in Permitted Investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Pre-Funding Account shall be deposited by the Trustee, at the direction of the Servicer, in the Collection Account on each Distribution Date and treated as Collections of Finance Charge Receivables allocated to the Series 2004-1 Certificates for the prior Due Period.

         (d) The parties hereto intend that the Pre-Funding Account shall be an account of the Trustee, and not an account of the Seller. If, notwithstanding the intent of the parties hereto, it shall be determined that the Seller has any rights in the Pre-Funding Account, the Seller hereby grants to the Trustee, to secure all of its obligations hereunder, a security interest in all of its right, title, and interest, whether now owned or hereafter acquired, in, to, and under the Pre-Funding Account, all money, instruments, investment property, and other property credited to or on deposit in the Pre-Funding Account, and all proceeds thereof.

         Section 4.20. Funding Period Reserve Account. (a) The Seller hereby directs the Servicer, for the benefit of the Series 2004-1 Certificateholders, to establish and maintain or cause to be established and maintained in the name of the Trustee and for the Trustee, on behalf of the Series 2004-1 Certificateholders, with a Qualified Depository Institution (which initially shall be the Trustee) a segregated trust account (the "Funding Period Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2004-1 Certificateholders. The Seller does hereby transfer, assign, set over and otherwise convey to the Trust for the benefit of the Series 2004-1 Certificateholders, without recourse, all of its right, title and interest (if any) in, to and under the Funding Period Reserve Account, any cash and/or investments on deposit therein and any proceeds of the foregoing, including the investment earnings. The Funding Period Reserve Account shall be owned by, and under the sole dominion and control of, the Trustee for the benefit of the Series 2004-1 Certificateholders. If, at any time, the institution holding the Funding Period Reserve Account ceases to be a Qualified Depository Institution, the Seller shall direct the Servicer to establish within 10 Business Days a new Funding Period Reserve Account meeting the conditions specified above with a Qualified Depository Institution, transfer any cash and/or any investment to such new Funding Period Reserve Account and from the date such new Funding Period Reserve Account is established, it shall be the "Funding Period Reserve Account." In addition, after five days notice to the Trustee, the Seller may direct the Servicer to establish a new Funding Period Reserve Account meeting the conditions specified above with a different Qualified Depository Institution, transfer any cash and/or investments to such new Funding Period Reserve Account and from the date such new Funding Period Reserve Account is established, it shall be, for the Series 2004-1 Certificates, the "Funding Period Reserve Account." Pursuant to the authority granted to the Servicer in subsection 3.1(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Funding Period Reserve Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder.

         (b) The Servicer shall deposit $2,100,000 into the Funding Period Reserve Account on the Closing Date. Funds on deposit in the Funding Period Reserve Account (after giving effect to any withdrawals from the Funding Period Reserve Account) shall be invested by the Trustee at the direction of the Servicer in Permitted Investments maturing no later than the following Distribution Date. The interest and other investment income (net of investment expenses and losses) earned on such investments shall be deposited in the Collection Account at the end of each month and treated as Collections of Finance Charge Receivables allocated to the Series 2004-1 Certificates for the preceding Due Period and available to be applied as Available Funds.

         (c) On or before each Distribution Date with respect to the Funding Period, the Trustee at the direction of the Servicer shall (i) withdraw from the Funding Period Reserve Account an amount equal to the Funding Period Reserve Draw Amount for such Distribution Date and deposit such amount into the Collection Account for application as Available Funds and (ii) deposit in the Funding Period Reserve Account an amount equal to the amount specified in, and otherwise in accordance with, subsection 4.11(r).

         (d) The Funding Period Reserve Account shall be terminated following the earlier to occur of (a) the completion of the Funding Period and (b) the termination of the Trust pursuant to the Agreement. Upon the termination of the Funding Period Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Funding Period Reserve Account on such date as described above) shall be distributed to the Holder of the Exchangeable Seller Certificate.

         Section 4.21.     Adjustments to Investor Interest.

         (a) Series 2004-1 shall be a Paired Series with respect to Series 1999-1. On each Distribution Date during the Funding Period, the Series Investor Interest will be increased (but not above an amount equal to the Initial Investor Interest) by the amount of any decrease in the Investor Interest for Series 1999-1 on each such Distribution Date. The Class A Investor Interest shall be increased by an amount equal to the Class A Percentage of the amount of such decrease, the Class M Investor Interest shall be increased by an amount equal to the Class M Percentage of the amount of such decrease, the Class B Investor Interest shall be increased by an amount equal to the Class B Percentage of the amount of such decrease, the Class C Investor Interest shall be increased by an amount equal to the Class C Percentage of the amount of such decrease, the Class D-1 Investor Interest shall be increased by an amount equal to the Class D-1 Percentage of the amount of such decrease and the Class D-2 Investor Interest shall be increased by an amount equal to the Class D-2 Percentage of the amount of such decrease, whereupon the

Trustee shall instruct the Servicer to withdraw from the Pre-Funding Account and pay to the Seller an amount equal to the increase in the Series Investor Interest.

         (b) The Seller may on any Distribution Date during the Funding Period determine to increase the Series Investor Interest amount up to the Initial Investor Interest by transferring new Receivables to the Trust so long as such increase to the Series Investor Interest shall not cause an Early Amortization Event to occur with respect to any outstanding Series. Upon determining to increase the Series Investor Interest pursuant to this Section 4.21(b), the Seller shall deliver to the Servicer and the Trustee an Officers' Certificate specifying the amount of the increase in the Series Investor Interest the Seller has determined to make and certifying that no Early Amortization Event with respect to any outstanding Series will occur as a result of or in connection with such increase in the Series Investor Interest. Upon receipt of such Officer's Certificate by the Trustee, the Class A Investor Interest shall be increased by an amount equal to the Class A Percentage of the amount of such increase, the Class M Investor Interest shall be increased by an amount equal to the Class M Percentage of the amount of such increase, the Class B Investor Interest shall be increased by an amount equal to the Class B Percentage of the amount of such increase, the Class C Investor Interest shall be increased by an amount equal to the Class C Percentage of the amount of such increase, the Class D-1 Investor Interest shall be increased by an amount equal to the Class D-1 Percentage of the amount of such increase and the Class D-2 Investor Interest shall be increased by an amount equal to the Class D-2 Percentage of the amount of such increase, whereupon the Trustee shall instruct the Servicer to withdraw from the Pre-Funding Account and pay to the Seller an amount equal to such increase in the Series Investor Interest.

         Section 4.22. Designation of Trustee's Jurisdiction. The Trustee hereby agrees that its jurisdiction for purposes of the applicable UCC is Pennsylvania.

SECTION 9. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 2004-1
Certificates:

                                   ARTICLE V.

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

         SECTION 5.1.  Distributions.

         (a) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class A Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 respecting a final distribution) such Class A Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Class A Certificates held by such Class A Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class A Certificateholders pursuant to Section 4.9 by check mailed to each Class A Certificateholder (at such Class A Certificateholder's address as it appears in the Certificate Register), except that with respect to Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

         (b) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class M Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 respecting a final distribution) such Class M Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Class M Certificates held by such Class M Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class M Certificateholders pursuant to Section 4.9 by check mailed to each Class M Certificateholder (at such Class M Certificateholder's address as it appears in the Certificate Register), except that with respect to Class M Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

         (c) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class B Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 respecting a final distribution) such Class B Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Class B Certificates held by such Class B Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class B Certificateholders pursuant to Section 4.9 by check mailed to each Class B Certificateholder (at such Class B Certificateholder's address as it appears in the Certificate Register), except that with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

         (d) Unless otherwise specified in the Class C Purchase Agreement, on each Distribution Date, the Trustee shall distribute to each Class C Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 of the Agreement respecting a final distribution) such Class C Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Class C Certificates held by such Class C

Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class C Certificateholders pursuant to Section 4.9 of this Supplement by check mailed to each Class C Certificateholder (at such Certificateholder's address as it appears in the Certificate Register) or by wire transfer of immediately available funds to such account designated in writing by such Class C Certificateholder to the Trustee not later than the Distribution Date preceding such Distribution Date.

         (e) Unless otherwise specified in the Class D-1 Purchase Agreement, on each Distribution Date, the Trustee shall distribute to each Class D-1 Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 of the Agreement respecting a final distribution) such Class D-1 Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Class D-1 Certificates held by such Class D-1 Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class D-1 Certificateholders pursuant to Section 4.9 of this Supplement by check mailed to each Class D-1 Certificateholder (at such Class D-1 Certificateholder's address as it appears in the Certificate Register) or by wire transfer of immediately available funds to such account designated in writing by such Class D-1 Certificateholder to the Trustee not later than the Distribution Date preceding such Distribution Date.

         (f) Unless otherwise specified in the Class D-2 Purchase Agreement, on each Distribution Date, the Trustee shall distribute to each Class D-2 Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 of the Agreement respecting a final distribution) such Class D-2 Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Class D-2 Certificates held by such Class D-2 Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class D-2 Certificateholders pursuant to the Class D-2 Purchase Agreement by check mailed to each Class D-2 Certificateholder (at such Class D-2 Certificateholder's address as it appears in the Certificate Register) or by wire transfer of immediately available funds to such account designated in writing by such Class D-2 Certificateholder to the Trustee not later than the Distribution Date preceding such Distribution Date.

         SECTION 5.2.  Monthly Certificateholders' Statement.

         (a) On or before each Distribution Date, the Paying Agent shall forward to each Series 2004-1 Certificateholder and each Rating Agency a statement substantially in the form of Exhibit F to this Supplement prepared by the Servicer, appropriately completed.

         (b) Annual Certificateholders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 2005, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 2004-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly statement to Series 2004-1 Certificateholders, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2004-1 Certificateholder, together with such other customary information (consistent with the treatment of the Class A Certificates, the Class M Certificates and the Class B Certificates as

debt) as the Servicer deems necessary or desirable to enable the Series 2004-1 Certificateholders to prepare their tax returns. The Servicer will provide such information to the Trustee as soon as possible after January 1 of each calendar year. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

         SECTION 10. Series 2004-1 Early Amortization Events. If any one of the following events shall occur with respect to the Series 2004-1 Certificates:

         (a) failure on the part of the Seller or the Originator (i) to make any payment or deposit required by the terms of (A) the Agreement, (B) this Supplement or (C) the Purchase Agreement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or
(ii) duly to observe or perform in any material respect any of its covenants or agreements set forth in the Agreement, this Supplement or the Purchase Agreement, which failure has a material adverse effect on the Class A Certificateholders, the Class M Certificateholders, the Class B Certificateholders or the Class C Certificateholders and which continues unremedied for a period of 35 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Controlling Certificateholders, and continues to affect materially and adversely the interests of the Class A Certificateholders, the Class M Certificateholders, the Class B Certificateholders or the Class C Certificateholders for such period;

         (b) any representation or warranty made by the Seller or the Originator in the Agreement, this Supplement or the Purchase Agreement, or any information contained in a computer file or microfiche or written list required to be delivered by the Seller pursuant to Section 2.1 or 2.6 or by the Originator pursuant to Section 1.1 or 2.4(e) of the Purchase Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Controlling Certificateholders, and (ii) as a result of which the interests of the Class A Certificateholders, the Class M Certificateholders, the Class B Certificateholders or the Class C Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 2004-1 Early Amortization Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

         (c) the average Portfolio Yield for any three consecutive Due Periods is reduced to a rate which is less than the average Base Rate for such period;

         (d) the Seller shall fail to convey Receivables arising under Additional Accounts to the Trust, as required by subsection 2.6(a) of the Agreement;

         (e) any Servicer Default shall occur which would have a material adverse effect on the Series 2004-1 Certificateholders;

         (f) the Class A Investor Interest shall not be paid in full on the Class A Expected Final Payment Date, or the Class M Investor Interest shall not be paid in full on the Class M Expected Final Payment Date, or the Class B Investor Interest shall not be paid in full on the Class B Expected Final Payment Date;

         (g) Fashion Service Corp. shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against Fashion Service Corp.; or Fashion Service Corp. shall admit in writing its inability to pay its debts generally as they become due, commence or have commenced against it (unless dismissed within thirty days) as a debtor a proceeding under any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

         (h) the early termination of the Class A Swap, the Class M Swap, the Class B Swap or the Class C Swap unless the Trustee obtains a replacement Class A Swap, Class M Swap, Class B Swap or Class C Swap, as applicable, or enters into another interest rate hedging arrangement with respect to the Class A Certificates, Class M Certificates, Class B Certificates or Class C Certificates that satisfies the Rating Agency Condition within 5 Business Days following the termination of such Class A Swap, Class M Swap, Class B Swap or Class C Swap, as applicable; or

         (i) failure of any Swap Counterparty to make a payment under any of the Interest Rate Swap Agreements for the Class A Certificates, Class M Certificates, Class B Certificates or Class C Certificates in respect of a payment obligation arising as a result of LIBOR being greater than the specified fixed rate for the related Interest Rate Swap Agreement, and the failure is not cured within 5 Business Days after payment is due, then, (x) in the case of any event described in subparagraph (a), (b) or (e) after the applicable grace period set forth in such subparagraphs, either the Trustee or the Controlling Certificateholders by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Certificateholders) may declare that an early amortization event (a "Series 2004-1 Early Amortization Event") has occurred as of the date of such notice and
(y) in the case of any event described in subparagraphs (c), (d), (f), (g), (h) or (i), a Series 2004-1 Early Amortization Event shall occur without any notice or other action on the part of the Trustee or the Series 2004-1 Certificateholders immediately upon the occurrence of such event.

         SECTION 11. Series 2004-1 Termination. The right of the Series 2004-1 Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 2004-1 Termination Date. For purposes of Series 2004-1, the reference to "110%" in Section 12.1(c) of the Agreement shall be deemed to be a reference to "110% (or if such percentage would cause an Early Amortization Event to occur with respect to any other outstanding Series, the greater of (x) such lesser percentage as would not cause such Early Amortization Event and (y) the then current Series Allocation Percentage)". The proceeds of such sale shall be treated as Collections on the Receivables that are allocated to Series 2004-1 pursuant to the Agreement and this Supplement and shall be distributed in accordance with the terms of this Supplement; provided, however, that the Servicer shall determine conclusively the amount of such proceeds that are allocable to Finance Charge Receivables and the amount of such proceeds that are allocable to Principal Receivables.

         SECTION 12. Ratification of Agreement. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

         SECTION 13. Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         SECTION 14. No Petition. Each of the Trustee, the Servicer and the Seller (with respect to the Trust only), by entering into this Supplement and each Series 2004-1 Certificateholder, by accepting a Series 2004-1 Certificate, shall not, prior to the date which is one year and one day after the last day on which any Investor Certificate shall have been outstanding, acquiesce, petition or otherwise invoke or cause the Trust or the Seller to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Trust or the Seller under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Seller or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Trust or the Seller.

         SECTION 15. Forms of Series 2004-1 Certificates.

         (a) Form of Certificates. The form of each of the Class A Certificates, the Class M Certificates, the Class B Certificates, the Class C Certificates, the Class D-1 Certificates and the Class D-2 Certificates, including the Certificate of Authentication, shall be substantially as set forth respectively as Exhibits A, M, B, C, D-1 and D-2 hereto, respectively.

         (b) Book-Entry Certificates.

                  (i) The Class A Certificates, the Class M Certificates and the Class B Certificates that are not sold in offshore transactions in reliance on Regulation S under the Securities Act shall be offered and sold in reliance on the exemption from registration under Rule 144A (except for any sale directly from the Trust) and shall be issued initially in the form of one or more permanent global certificates in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibits A, M and B hereto, as applicable, added to the form of such Certificates (each, a "Restricted Book-Entry Certificate"), which shall be registered in the name of the nominee of the Depository and deposited with the Trustee, as custodian for the Depository. The aggregate principal amount of the Restricted Book-Entry Certificates may from time to time be increased or decreased by adjustments made on the records of the Trustee or the Depository or its nominee, as the case may be, as hereinafter provided.

                  (ii) The Class A Certificates, the Class M Certificates and the Class B Certificates offered and sold in offshore transactions in reliance on Regulation S under the Securities Act shall be issued initially, and during the "40 day distribution compliance period" described below shall remain, in the form of temporary global certificates, without interest coupons (the "Regulation S Temporary Book-Entry Certificates"), to be held by the Depository and registered in the name of a nominee of the Depository or its custodian for the respective accounts of Euroclear and Clearstream duly executed by the Seller and authenticated by the Trustee as hereinafter provided. The "40 day distribution compliance period" shall be terminated upon the later of (i) the end of the distribution compliance period (as defined in Rule 902 of the Securities Act) and (ii) receipt by the Trustee of a written certificate from the Depository, together with copies of certificates substantially in the form of Exhibit I from Euroclear or Clearstream, certifying that the beneficial owner of such Regulation S Temporary Book-Entry Certificate is a non-U.S. person. Following the termination of the 40 day distribution compliance period, beneficial interests in the Regulation S Temporary Book-Entry Certificates may be exchanged for beneficial interests in permanent Book-Entry Certificates (the "Regulation S Permanent Book-Entry Certificates"; and together with the Regulation S Temporary Book-Entry Certificate, the "Regulation S Book-Entry Certificates"), which will be duly executed by the Seller and authenticated by the Trustee as hereinafter provided and which will be deposited with the Trustee, as custodian for the Depository, and registered in the name of the Depository or a nominee thereof. Upon any exchange of a portion of a Regulation S Temporary Book-Entry Certificate for a comparable portion of a Regulation S Permanent Book-Entry Certificate, the Trustee shall endorse on the schedules affixed to each of such Regulation S Book-Entry Certificate (or on continuations of such schedules affixed to each of such Regulation S Book-Entry Certificate and made parts thereof) appropriate notations evidencing the date of transfer and (x) with respect to the Regulation S Temporary Book-Entry Certificate, a decrease in the principal amount thereof equal to the amount covered by the applicable certification and
         (y) with respect to the Regulation S Permanent Book-Entry Certificate, an increase in the principal amount thereof equal to the principal amount of the decrease in the Regulation S Temporary Book-Entry Certificate.

         (c) Definitive Series 2004-1 Certificates. (i) The Class C Certificates and the Class D Certificates shall be issued in the form of Definitive Certificates with the applicable legends set forth in Exhibits C and D, hereto, which shall be registered in the name of the Holder or a nominee thereof, duly executed by the Trust and authenticated by the Trustee as hereinafter provided. Except as provided in Section 6.12 of the Agreement, owners of beneficial interests in the Book-Entry Certificates shall not be entitled to receive Definitive Certificates.

         SECTION 16. Transfer Restrictions.

         (a) No Series 2004-1 Certificate may be sold or transferred (including, without limitation, by pledge or hypothecation) unless such sale or transfer is exempt from the registration requirements of the Securities Act and is exempt from the registration requirements under applicable state securities laws.

         No Class A Certificate, Class M Certificate or Class B Certificate may be offered, sold or delivered within the United States or to, or for the benefit of, U.S. Persons as defined in Regulation S except to QIBs purchasing for their own account or for the accounts of one or more QIBs, for which the purchaser is acting as fiduciary or agent in accordance with Rule 144A in reliance on the exemption from registration in Section 4(2) of the Securities Act. The Class A Certificates, the Class M Certificates and the Class B Certificates may also be sold or resold, as the case may be, in offshore transactions to non-U.S. Persons in reliance on Regulation S under the Securities Act.

         No Class C Certificate or Class D Certificate may be offered, sold or delivered to, or for the benefit of, any Person except U.S. Persons (as defined in Section 7701(a)(30) of the Code) within the United States that are QIBs purchasing for their own account or for the accounts of one or more QIBs, for which the purchaser is acting as a fiduciary or agent in accordance with Rule 144A in reliance on the exemption for registration in Section 4(2) of the Securities Act.

         None of the Trust, the Trustee, the Seller, the Originator, the Servicer or any other Person may register the Series 2004-1 Certificates under the Securities Act or any applicable securities laws.

         (b) Notwithstanding any provision to the contrary herein, so long as a Book-Entry Certificate remains outstanding and is held by or on behalf of the Depository, transfers of a Book-Entry Certificate, in whole or in part, shall only be made in accordance with this Section 16(b) and Section 6.10 of the Agreement.

                  (i) Subject to clauses (ii) and (iii) of this Section 16(b), transfers of a Book-Entry Certificate shall be limited to transfers of such Book-Entry Certificate in whole, but not in part, to a nominee of the Depository or to a successor of the Depository or such successor's nominee.

                  (ii) Regulation S Book-Entry Certificate to Restricted Book-Entry Certificate. If a holder of a beneficial interest in a Regulation S Book-Entry Certificate wishes to transfer all or a part of its interest in such Regulation S Book-Entry Certificate to a Person who wishes to take delivery thereof in the form of a Restricted Book-Entry Certificate, such holder may, subject to the terms hereof and the rules and procedures of Euroclear or Clearstream, as the case may be, and the Depository exchange or cause the exchange of such interest for an equivalent beneficial interest in a Restricted Book-Entry Certificate of the same Class. Upon receipt by the Transfer Agent and Registrar, of (A) instructions from Euroclear, Clearstream or the Depository, as the case may be, directing the Trustee, as Transfer Agent and Registrar, to cause such Restricted Book-Entry Certificate to be increased by an amount equal to such beneficial interest in such Regulation S Book-Entry Certificate but not less than the minimum denomination applicable to the related Class of Series 2004-1 Certificates, and (B) a certificate substantially in the form of Exhibit G-1 hereto given by the prospective transferee of such beneficial interest and stating, among other things, that such transferee acquiring such interest in a Restricted Book-Entry Certificate is a QIB, is obtaining such beneficial interest in a transaction pursuant to Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction, then Euroclear, Clearstream or the Trustee, as Transfer Agent and Registrar, as the case may be, will instruct the Depository to reduce such Regulation S Book-Entry Certificate by the aggregate principal amount of the interest in such Regulation S Book-Entry Certificate to be transferred, increase the Restricted Book-Entry Certificate specified in such instructions by an amount equal to such reduction in such principal amount of the Regulation S Book-Entry Certificate and make the corresponding adjustments to the applicable participants' accounts.

                  (iii) Restricted Book-Entry Certificate to Regulation S Book-Entry Certificate. If a holder of a beneficial interest in a Restricted Book-Entry Certificate wishes to transfer all or a part of its interest in such Restricted Book-Entry Certificate to a Person who wishes to take delivery thereof in the form of a Regulation S Book-Entry Certificate, such holder may, subject to the terms hereof and the rules and procedures of Euroclear or Clearstream, as the case may be, and the Depository exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Book-Entry Certificate of the same Class. Upon receipt by the Trustee, as Transfer Agent and Registrar, of (A) instructions from Euroclear, Clearstream or the Depository, as the case may be, directing the Trustee, as Transfer Agent and Registrar, to cause such Regulation S Book-Entry Certificate to be increased by an amount equal to the beneficial interest in such Restricted Book-Entry Certificate but not less than the minimum denomination applicable to the related Class of Series 2004-1 Certificates to be exchanged, and (B) a certificate substantially in the form of Exhibit G-2 hereto given by the prospective transferee of such beneficial interest and stating, among other things, that such transferee acquiring such interest in a Regulation S Book-Entry Certificate is a non-U.S. Person located outside the United States and such transfer is being made pursuant to Rule 903 or 904 under Regulation S of the Securities Act, then Euroclear, Clearstream or the Trustee, as Transfer Agent and Registrar, as the case may be, will instruct the Depository to reduce such Restricted Book-Entry Certificate by the aggregate principal amount of the interest in such Restricted Book-Entry Certificate to be transferred, increase the Regulation S Book-Entry Certificate specified in such instructions by an aggregate principal amount equal to such reduction in the principal amount of the Restricted Book-Entry Certificate and make the corresponding adjustments to the applicable participants' accounts.

                  (iv) Other Exchanges. In the event that a Class A Certificate, a Class M Certificate or a Class B Certificate initially represented by a Book-Entry Certificate is exchanged for one or more Definitive Certificates pursuant to Section 6.12 of the Agreement, the related Class A Certificateholder, Class M Certificateholder or Class B Certificateholder, as the case may be, shall be required to deliver a representation letter with respect to the matters described in subsections 16(c) and (d) of this Supplement. Such Definitive Certificates may be exchanged for one another only upon delivery of a representation letter with respect to the matters described in subsections 16(c) and (d) of this Supplement and in accordance with such procedures as are substantially consistent with the provisions above (including certification requirements intended to insure that such transfers comply with Rule 144A or are to non-U.S. Persons, or otherwise comply with Regulation S under the Securities Act, as the case may be) and as may be from time to time adopted by the Trust and the Trustee.

         (c) Each beneficial owner of Restricted Book-Entry Certificates or Regulation S Book-Entry Certificates will be deemed to represent and agree as follows (terms used in this paragraph that are defined in Rule 144A or Regulation S under the Securities Act are used herein as defined therein):

                  (i) The owner either (A)(1) is a QIB, (2) is aware that the sale of the Class A Certificates, Class M Certificates or Class B Certificates, as applicable, to it (other than the initial sale by the Trust) is being made in reliance on the exemption from registration provided by Rule 144A under the Securities Act and (3) is acquiring the Class A Certificates, Class M Certificates or Class B Certificates, as applicable, for its own account or for one or more accounts, each of which is a QIB, and as to each of which the owner exercises sole investment discretion, and in a principal amount of not less than $1,000,000 for the purchaser or for each such account, as the case may be, or (B) (1) is not a U.S. Person (as defined under Regulation S of the Securities Act) and (2) is purchasing the Class A Certificates, Class M Certificates or Class B Certificates, as applicable, pursuant to Rule 903 or 904 of Regulation S of the Securities Act. The owner has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Class A Certificates, Class M Certificates or Class B Certificates, as applicable, and the owner and any accounts for which it is acting are each able to bear the economic risk of the owner's or its investment. The owner understands that in the event that at any time the Trust or the Trustee determines that such purchaser was in breach, at the time given, of any of the representations or agreements set forth in this clause (i), upon direction from the Trust the Trustee shall consider the acquisition of the related Class A Certificates, Class M Certificates or Class B Certificates, as applicable, void and require that the related Class A Certificates, Class M Certificates or Class B Certificates, as applicable, be transferred to a Person designated by the Trust.

                  (ii) The owner understands that the Class A Certificates, Class M Certificates or Class B Certificates, as applicable, are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities

         Act, the Class A Certificates, Class M Certificates or Class B Certificates, as applicable, have not been and will not be registered under the Securities Act, and, if in the future the owner decides to offer, resell, pledge or otherwise transfer the Class A Certificates, Class M Certificates or Class B Certificates, as applicable, such Class A Certificates, Class M Certificates or Class B Certificates, as applicable, may be offered, resold, pledged or otherwise transferred in accordance with the Agreement and this Supplement and the applicable legend on such Series 2004-1 Certificates set forth in Exhibit A or B hereto, as applicable. The owner acknowledges that no representation is made by the Trust, the Trustee, the Seller or the Initial Purchasers, as the case may be, as to the availability of any exemption under the Securities Act or any State securities laws for resale of the Series 2004-1 Certificates.

                  (iii) The owner is not purchasing the Class A Certificates, Class M Certificates or Class B Certificates, as applicable, with a view to the resale, distribution or other disposition thereof in violation of the Securities Act. The owner understands that an investment in the Series 2004-1 Certificates involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. The owner has had access to such financial and other information concerning the Originator, the Seller, the Servicer, the Trust and the Series 2004-1 Certificates as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Class A Certificates, Class M Certificates or Class B Certificates, as applicable, including an opportunity to ask questions of and request information from the Originator, the Seller and the Servicer.

                  (iv) In connection with the purchase of the Series 2004-1
         Certificates: (A) none of the Trust, the Initial Purchasers or the Trustee is acting as a fiduciary or financial or investment adviser for the owner; (B) the owner is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Originator, the Seller, the Servicer, the Trust, the Initial Purchasers or the Trustee or any of their Affiliates other than, in the case of the Trust, in a current offering memorandum for such Series 2004-1 Certificates and any representations expressly set forth in a written agreement with such party; (C) none of the Originator, the Seller, the Trust, the Initial Purchasers or the Trustee or any of their Affiliates has given to the owner (directly or indirectly through any other Person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of its purchase, (D) the owner has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Agreement or this Supplement) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Originator, the Seller, the Trust, the Initial Purchasers or the Trustee or any of their Affiliates; and (E) the owner is purchasing the Class A Certificates, Class M Certificates or Class B Certificates, as applicable, with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks.

                  (v) Neither the owner nor such account was formed for the purpose of acquiring any Series 2004-1 Certificates (unless the Trust, in its sole discretion and with the advice of counsel in respect of U.S. securities laws, expressly otherwise permits). The owner and each such account agrees that it shall not hold such Series 2004-1 Certificates for the benefit of any other Person and shall be the sole beneficial owner thereof for all purposes and that it shall not sell participation interests in the Series 2004-1 Certificates or enter into any other arrangement pursuant to which any other Person shall be entitled to a beneficial interest in the distributions on the Series 2004-1 Certificates. The owner understands and agrees that any purported transfer of the Series 2004-1 Certificates to an owner that does not comply with the requirements of this clause (v) shall be null and void ab initio. The owner understands that in the event that at any time the Trustee has determined, or the Trust notifies the Trustee that the Trust has determined, that such purchaser was in breach, at the time given, of any of the representations or agreements set forth in clause (i) above, then the Trustee shall consider the acquisition of the related Series 2004-1 Certificates void and require that the related Series 2004-1 Certificates be transferred to a Person designated by the Trust.

                  (vi) The owner understands that the Class A Certificates, Class M Certificates and Class B Certificates will bear the applicable legend set forth in Exhibit A, M or B hereto.

                  (vii) Either (A) the owner is not acquiring such Series 2004-1 Certificate with the assets of an "employee benefit plan" whether or not subject to ERISA, any "plan" described in Section 4975(e)(1) of the Code or any entity deemed to hold "plan assets" of any of the foregoing (each, a "Benefit Plan Investor") or (B) it is an insurance company purchasing such Series 2004-1 Certificate with assets of its general account, and at the time of acquisition and throughout the period of holding, (x) it meets all of the requirements of and is eligible for exemptive relief under Prohibited Transaction Class Exemption 95-60;
         (y) less than 25% of the assets of that general account are assets of a Benefit Plan Investor; and (z) it is not a servicer to the Trust or an affiliate of a servicer to the Trust, and would not otherwise be excluded under 29 CFR Section 2510.3-101(f)(1).

                  (viii) If such owner is acquiring the Class A Certificates, the Class M Certificates or the Class B Certificates in an "offshore transaction" (as defined in Regulation S), it acknowledges that such Series 2004-1 Certificates will initially be represented by the Regulation S Temporary Book-Entry Certificates and that transfers thereof or any interest or participation therein are restricted as described herein. It understands that the Temporary Regulation S Book-Entry Certificate will bear a legend to the following effect unless the Seller determines otherwise, consistent with applicable law:

                  "THIS CERTIFICATE IS A TEMPORARY GLOBAL SECURITY FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS TEMPORARY GLOBAL SECURITY NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE SERIES 2004-1 SUPPLEMENT. NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE SERIES 2004-1 SERIES SUPPLEMENT."

                  (ix) If such owner is acquiring the Class A Certificates, the Class M Certificates or the Class B Certificates in an "offshore transaction" (as defined in Regulation S), the owner is aware that the sale of such Series 2004-1 Certificates to it is being made in reliance on the exemption from registration provided by Regulation S and understands that the Series 2004-1 Certificates offered in reliance on Regulation S under the Securities Act will be represented by one or more Regulation S Book-Entry Certificates and will bear the appropriate legends set forth in Exhibits A, B and C as applicable. The Series 2004-1 Certificates so represented may not at any time be held by or on behalf of U.S. Persons as defined in Regulation S. Each of the owner and the related Holder is not, and will not be, a U.S. Person as defined in Regulation S. Before any interest in a Regulation S Book-Entry Certificate may be offered, resold, pledged or otherwise transferred to a Person who takes delivery in the form of a Restricted Book-Entry Certificate, the transferor and the prospective transferee will be required to provide the Trustee with a written certification substantially in the form of Exhibit G-1 hereto as to compliance with the transfer restrictions.

         (d) The transfers of the Class C Certificates and the Class D Certificates are subject to additional restrictions set forth in the Class C Purchase Agreement and the applicable Class D Purchase Agreement, respectively. Each of the Class C Certificates and the Class D Certificates are Subject Instruments subject to the transfer restrictions set forth in Section 6.3(e) of the Agreement. Notwithstanding Section 6.3 of the Agreement, Seller shall not execute, and the Transfer Agent and Registrar shall not register the transfer of, (i) any Class C Certificate, if after giving effect to the execution or transfer of such Class C Certificate, there would be more than 10 Private Holders of Class C Certificates or (ii) any Class D Certificate, if after giving effect to the execution or transfer of such Class D Certificate, there would be more than 5 Private Holders of Class D Certificates. For purposes of this Supplement and the Agreement, each Holder of a Class C Certificate or a Class D Certificate shall be a "Private Holder."

         (e) If the Seller owns Class D-1 Certificates, the Seller may, upon written request to the Trustee and Transfer Agent and Registrar, exchange all or any portion of the Class D-1 Certificates owned by it for a principal amount of Class D-2 Certificates equal to the principal amount of Class D-1 Certificates surrendered to the Transfer Agent and Registrar for exchange; provided that no Class D-1 Certificates may be exchanged for Class D-2 Certificates without the prior written consent of all Class D-2 Certificateholders other than the Seller. Upon any such exchange, the Class D-1 Investor Interest shall be proportionately reduced based on the proportion that the outstanding principal amount of the Class D-1 Certificates so exchanged bears to the outstanding principal amount of the Class D-1 Certificates before giving effect to the exchange, and the Class D-2 Investor Interest shall be increased by a corresponding amount.

         If the Seller owns Class D-2 Certificates, the Seller may, upon written request to the Trustee and the Transfer Agent and Registrar, exchange all or any portion of the Class D-2 Certificates owned by it for a principal amount of Class D-1 Certificates equal to the principal amount of Class D-2 Certificates surrendered to the Transfer Agent and Registrar for exchange; provided that no Class D-2 Certificates may be exchanged for Class D-1 Certificates without the prior written consent of all Class D-1 Certificateholders other than the Seller. Upon any such exchange, the Class D-2 Investor Interest shall be proportionately reduced based on the proportion that the outstanding principal amount of the Class D-2 Certificates so exchanged bears to the outstanding principal amount of the Class D-2 Certificates before giving effect to the exchange, and the Class D-1 Investor Interest shall be increased by a corresponding amount.

         The Trustee shall authenticate and deliver to the Seller such new Class D-1 Certificates and Class D-2 Certificates as the Seller shall be entitled to receive pursuant to this Section 16(e).

         (f) Any purported transfer of a Series 2004-1 Certificate of the Trust not in accordance with the Agreement and Section 16 of this Supplement and, in the case of the Class C Certificates and Class D Certificates, in accordance with the Class C Purchase Agreement and the applicable Class D Purchase Agreement, respectively shall be null and void and shall not be given effect for any purpose hereunder.

         (g) Notwithstanding anything contained in this Supplement to the contrary, neither the Trustee nor the Transfer Agent and Registrar shall be responsible or liable for compliance with applicable federal or state securities laws (including, without limitation, the Securities Act or Rule 144A or Regulation S promulgated thereunder), ERISA or the Code (or any applicable regulations thereunder); provided that if a specified transfer certificate or opinion of counsel is required by the express terms of the Agreement and Section 16 of this Supplement or, in the case of the Class C Certificates and Class D Certificates, the terms of the Class C Purchase Agreement and applicable Class D Purchase Agreement, respectively, to be delivered to the Trustee or Transfer Agent and Registrar prior to registration of transfer of a Series 2004-1 Certificate, the Trustee and/or Transfer Agent and Registrar, as applicable, shall be under a duty to receive such certificate or opinion of counsel and to examine the same to determine whether it conforms on its face to the requirements hereof and, in the case of the Class C Certificates and Class D Certificates, the requirements of the Class C Purchase Agreement and Class D Purchase Agreement, respectively, and the Trustee or Transfer Agent and Registrar, as the case may be, shall promptly notify the party delivering the same if it determines that such certificate or opinion does not so conform.

         (h) If the Trustee determines or is notified by the Trust, the Seller or the Servicer that (i) a transfer or attempted or purported transfer of any interest in any Series 2004-1

Certificate was not consummated in compliance with the provisions of Section 16 of this Supplement on the basis of an incorrect form or certification from the transferee or purported transferee, (ii) a transferee failed to deliver to the Trustee any form or certificate required to be delivered hereunder, (iii) the holder of any interest in a Series 2004-1 Certificate is in breach of any representation or agreement set forth in any certificate or any deemed representation or agreement of such holder or (iv) such transfer would have the effect of causing the assets of the Trust to be deemed to be "plan assets" for purposes of ERISA, the Trustee will not register such attempted or purported transfer and if a transfer has been registered, such transfer shall be absolutely null and void ab initio and shall vest no rights in the purported transferee (such purported transferee, a "Disqualified Transferee") and the last preceding holder of such interest in such Series 2004-1 Certificate that was not a Disqualified Transferee shall be restored to all rights as a holder thereof retroactively to the date of transfer of such Series 2004-1 Certificate by such holder. The purported transferor of such Series 2004-1 Certificates or beneficial interest therein shall be required to cause the purported transferee to surrender the Series 2004-1 Certificates or any beneficial interest therein in return for a refund of the consideration paid therefor by such transferee (together with interest thereon) or to cause the purported transferee to dispose of such Series 2004-1 Certificates or beneficial interest promptly in one or more open market sales to one or more Persons each of whom satisfies the requirements of the Agreement and this Supplement and the legends on the Series 2004-1 Certificates, and such purported transferor shall take, and shall cause such transferee to take, all further action necessary or desirable, in the judgment of the Trustee, to ensure that such Series 2004-1 Certificates or any beneficial interest therein are held by Persons in compliance therewith.

         In addition, the Trust may require that the interest in the Series 2004-1 Certificate referred to in (i), (ii) or (iii) in the preceding paragraph be transferred to any Person designated by the Trust at a price determined by the Trust, based upon its estimation of the prevailing price of such interest and each Holder, by acceptance of an interest in a Series 2004-1 Certificate, authorizes the Trust to take such action. In any case, neither the Trust nor the Trustee will be held responsible, other than the Trustee, to the extent of its obligations under Section 16(g) (but subject to Article XI), for any losses that may be incurred as a result of any required transfer under this Section 16(h).

         (i) To the extent applicable to the Trust, the Trust shall comply with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56 (2001) (the "Patriot Act"). To the extent applicable to the Trust, the Trust shall impose additional transfer restrictions to comply with the Patriot Act and each Holder agrees to comply with such transfer restrictions. The Trust shall notify the Trustee and the Transfer Agent and Registrar of the imposition of any such transfer restrictions, and the Trustee shall give notice to all Holders of such transfer restrictions. In order to comply with U.S. laws and regulations, including the Patriot Act, the Trust may request from an owner or a prospective owner such information as it reasonably believes is necessary to verify the identity of such owner or prospective owner, and to determine whether such owner or prospective owner is permitted to be an owner of the Series 2004-1 Certificates pursuant to such laws and regulations. In the event of the delay or failure by any owner or prospective owner of the Series 2004-1 Certificates to deliver to the Trust any such requested information, the Trust

(or the Initial Purchasers, the Servicer or the Trustee on its behalf) may (i) require such owner to immediately transfer any Series 2004-1 Certificate, or beneficial interest therein, held by such owner to an owner meeting the requirements of this Supplement and the Agreement, (ii) refuse to accept the subscription of a prospective owner, or (iii) take any other action required to comply with such laws and regulations. In addition, following the delivery of any such information, the Trust (or the Initial Purchasers, the Servicer or the Trustee on its behalf) may take any of the actions identified in clauses
(i)-(iii) above. In certain circumstances, the Trust, the Trustee, the Servicer or the Initial Purchasers may be required to provide information about owners to regulatory authorities and to take any further action as may be required by law. None of the Trust, the Trustee, the Servicer or the Initial Purchasers will be liable for any loss or injury to an owner or prospective owner that may occur as a result of disclosing such information, refusing to accept the subscription of any potential owner, redeeming any investment in a certificate or taking any other action required by law.

         SECTION 17. Certain Amendments. In addition to any other provisions relating to amendments in either the Agreement or this Supplement, this Supplement may be amended by written agreement of the Seller, subject to satisfaction of the Rating Agency Condition but without the consent of the Servicer, Trustee or any Series 2004-1 Certificateholder, if such amendment is to the Series 2004-1 Supplement and is made to conform the terms of this Supplement to the terms described in any offering memorandum relating to the initial offer and sale of the Class A Certificates, Class M Certificates and Class B Certificates; provided, however, that no such amendment shall be deemed effective without the Trustee's consent, if the Trustee's rights, duties and obligations hereunder are thereby modified. The Servicer shall provide notice to the Rating Agencies of the waiver of any Early Amortization Event with respect to Series 2004-1.

         SECTION 18. Commercial Law Representations and Warranties of the Seller. The Seller hereby makes the following representations and warranties. Such representations and warranties shall survive until the termination of the Series 2004-1 Supplement. Such representations and warranties speak as of the date that the Collateral (as defined below) is transferred to the Trustee but shall not be waived by any of the parties to this Supplement unless each Rating Agency shall have notified the Seller, the Servicer and the Trustee in writing that such waiver will not result in a reduction or withdrawal of the rating of any outstanding Series or Class to which it is a Rating Agency.

         (a) The Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in favor of the Trustee in the Receivables described in Section 2.1 of the Agreement (the "Collateral"), which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Seller.

         (b) The Collateral constitutes an "account" or a "general intangible" within the meaning of the applicable UCC.

         (c) At the time of its transfer of the Collateral pursuant to the Agreement, the Seller owned and had good and marketable title to the Collateral free and clear of any lien, claim or encumbrance of any Person.

         (d) The Seller has caused or will have caused, within ten (10) days of the initial execution of this Supplement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Trustee pursuant to the Agreement.

         (e) Other than the security interest granted to the Trustee pursuant to the Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Collateral. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of the Collateral other than any financing statement relating to the security interest granted to the Trustee pursuant to the Agreement or that has been terminated. The Seller is not aware of any judgment or tax lien filings against the Seller.

         SECTION 19. Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Series 2004-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

                                    CHARMING SHOPPES RECEIVABLES CORP.,
                                    Seller


                                    By:
                                    -----------------------------------
                                    Name:
                                    Title:


                                    SPIRIT OF AMERICA, INC.
                                    Servicer


                                    By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    Trustee


                                    By:
                                    ---------------------------------
                                    Name:
                                    Title:

                                                                      EXHIBIT A

                [REGULATION S TEMPORARY BOOK-ENTRY CERTIFICATE](1)

                      [RESTRICTED BOOK-ENTRY CERTIFICATE](2)

                           FORM OF CLASS A CERTIFICATE

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION. THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A)(1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QUALIFIED INSTITUTIONAL BUYER") THAT IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $1,000,000, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE SERIES 2004-1 SUPPLEMENT, (2) TO A NON U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT IN A PRINCIPAL AMOUNT OF NOT LESS THAN $1,000,000, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE SERIES 2004-1 SUPPLEMENT OR
(3) TO THE SELLER AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A BENEFICIAL INTEREST IN THIS CERTIFICATE WILL BE DEEMED TO HAVE MADE, AND EACH PURCHASER OF A DEFINITIVE CERTIFICATE WILL MAKE, THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 16 OF SERIES 2004-1 SUPPLEMENT (AS DEFINED HEREIN). ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE TRUSTEE OR ANY INTERMEDIARY. IF AT ANY TIME THE TRUST DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH CERTIFICATE OR DEFINITIVE CERTIFICATE, AS APPLICABLE, WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE SERIES 2004-1 SUPPLEMENT, THE TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS

-------------------
(1) Insert for Regulation S Certificates only.
(2) Insert for Restricted Book-Entry Certificates only.
                                      A-1

CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE TRUST.

     EACH HOLDER OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) IT IS NOT (A) AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHETHER OR NOT SUBJECT TO ERISA, (B) A "PLAN" AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (C) AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING (EACH, A "BENEFIT PLAN INVESTOR"), OR (II) IT IS AN INSURANCE COMPANY ACQUIRING THE CERTIFICATE WITH ASSETS OF ITS GENERAL ACCOUNT, AND AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING, (A) IT COMPLIES WITH AND IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, (B) LESS THAN 25% OF THE ASSETS OF THAT GENERAL ACCOUNT ARE BENEFIT PLAN INVESTOR ASSETS, AND (C) IT IS NOT A SERVICER TO THE TRUST OR AN AFFILIATE OF ANY SERVICER TO THE TRUST, AND WOULD NOT OTHERWISE BE DISREGARDED UNDER 29 C.F.R. SECTION 2510.3-101.

     [THIS CERTIFICATE IS A TEMPORARY GLOBAL SECURITY FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL SECURITY NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE SERIES 2004-1 SUPPLEMENT. NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE SERIES 2004-1 SUPPLEMENT.](3)

     [EACH PURCHASER OF THIS CERTIFICATE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 16(c) OF THE SERIES 2004-1 SUPPLEMENT. ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED TO A PERSON WHO TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S BOOK-ENTRY CERTIFICATE ONLY UPON RECEIPT BY THE CERTIFICATE REGISTRAR OF (A) A TRANSFER CERTIFICATE FROM THE TRANSFEROR SUBSTANTIALLY IN THE FORM SPECIFIED IN THE SERIES 2004-1 SUPPLEMENT AND (B) A WRITTEN ORDER GIVEN IN ACCORDANCE WITH THE APPLICABLE PROCEDURES UTILIZED OR IMPOSED FROM TIME TO

-------------------
(3) Insert for Regulation S Certificates only.

TIME BY DTC, THE EUROCLEAR SYSTEM AND/OR CLEARSTREAM BANKING (IN THE CASE OF A REGULATION S BOOK-ENTRY CERTIFICATE).](4)

     THIS CERTIFICATE (OR AN INTEREST HEREIN) MAY NOT BE TRANSFERRED UNLESS, AFTER GIVING EFFECT TO THE TRANSFER, THE TRANSFEREE IS HOLDING A PRINCIPAL AMOUNT WHICH IS EQUAL TO U.S.$1,000,000 OR INTEGRAL MULTIPLES OF $100,000 IN EXCESS THEREOF.

     THE PURCHASER OF THIS CERTIFICATE OR ANY BENEFICIAL INTEREST HEREIN WILL BE DEEMED TO UNDERSTAND AND AGREE THAT IF ANY PURPORTED TRANSFER OF THIS CERTIFICATE OR ANY BENEFICIAL INTEREST HEREIN TO A PURCHASER DOES NOT COMPLY WITH THE REQUIREMENTS SET FORTH IN THIS CERTIFICATE OR THE SERIES 2004-1 SUPPLEMENT, THEN THE PURPORTED TRANSFEROR OF THIS CERTIFICATE OR BENEFICIAL INTEREST HEREIN SHALL BE REQUIRED TO CAUSE THE PURPORTED TRANSFEREE TO SURRENDER THE TRANSFERRED CERTIFICATE OR ANY BENEFICIAL INTEREST THEREIN IN RETURN FOR A REFUND OF THE CONSIDERATION PAID THEREFOR BY SUCH TRANSFEREE (TOGETHER WITH INTEREST THEREON) OR TO CAUSE THE PURPORTED TRANSFEREE TO DISPOSE OF SUCH CERTIFICATE OR BENEFICIAL INTEREST PROMPTLY IN ONE OR MORE OPEN MARKET SALES TO ONE OR MORE PERSONS EACH OF WHOM SATISFIES THE REQUIREMENTS OF THE REPRESENTATIONS, WARRANTIES AND COVENANTS SET FORTH IN SECTION 16 OF THE SERIES 2004-1 SUPPLEMENT, AND SUCH PURPORTED TRANSFEROR SHALL TAKE, AND SHALL CAUSE SUCH TRANSFEREE TO TAKE, ALL FURTHER ACTION NECESSARY OR DESIRABLE, IN THE JUDGMENT OF THE ISSUER, TO ENSURE THAT SUCH CERTIFICATE OR ANY BENEFICIAL INTEREST THEREIN IS HELD BY PERSONS IN COMPLIANCE THEREWITH. ANY TRANSFER IN VIOLATION OF THE FOREGOING PROVISIONS OF THIS CERTIFICATE OR THE SERIES 2004-1 SUPPLEMENT WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE TRUSTEE OR ANY INTERMEDIARY.

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Charming Shoppes Receivables Corp. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

-------------------
(4) Insert for Restricted Book-Entry Certificates only.

No.__
                                                              Up to $__________
                                                                   CUSIP No.
                                                                   [ISIN No. _]


                          CHARMING SHOPPES MASTER TRUST
         FLOATING RATE ASSET BACKED CERTIFICATE, SERIES 2004-1, CLASS A


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                      (Not an interest in or obligation of,
      Charming Shoppes Receivables Corp., Spirit of America National Bank, Spirit of America, Inc. Charming Shoppes, Inc. or any Affiliate thereof.)

         This certifies that CEDE & CO. (the "Class A Certificateholder") is the registered owner of the Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under credit card accounts (the "Accounts") of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the benefits of the subordination of the Class M Certificates, the Class B Certificates, the Class C Certificates and Class D Certificates and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended on July 22, 1999, May 8, 2001 and August 5, 2004 and as supplemented by the Series 2004-1 Supplement dated as of August 5, 2004 (as amended, the "Series 2004-1 Supplement") (as further amended or otherwise modified from time to time, the "Pooling and Servicing Agreement"), by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer, and Wachovia Bank, National Association (formerly known as First Union National Bank), as Trustee (the "Trustee"). The aggregate principal amount of all outstanding Class A Certificates shall be as indicated in the books and records of the Trustee and shall not exceed one hundred fifteen million two hundred thousand Dollars (U.S. $115,200,000). To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Series 2004-1 Certificates are issued in five classes: (i) the Class A Certificates (of which this certificate is one); (ii) the Class M Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iii) the Class B Certificates, which are subordinated to the Class A Certificates and the Class M Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iv) the Class C Certificates, which are subordinated to the Class A Certificates, the Class M Certificates and the Class B Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (v)
                                      A-4
the Class D Certificates, comprised of the Class D-1 Certificates and Class D-2 Certificates, which are subordinated to the Class A Certificates, the Class M Certificates, the Class B Certificates and the Class C Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

         The Seller has structured the Pooling and Servicing Agreement and the Class A Certificates with the intention that the Class A Certificates will qualify under applicable tax law as indebtedness, and the Seller, the Holder of the Exchangeable Seller Certificate, the Servicer and each Class A Certificateholder (or Certificate Owner with respect to a Class A Certificate (a "Class A Certificate Owner")) by acceptance of its Class A Certificate (or in the case of a Class A Certificate Owner, by virtue of such Class A Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Class A Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Class A Certificateholder agrees that it will cause any Class A Certificate Owner acquiring an interest in a Class A Certificate through it to comply with the Pooling and Servicing Agreement as to treatment as indebtedness for certain tax purposes.

         This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound.

         The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement. The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account. This Class A Certificate is one of a series of Certificates entitled Charming Shoppes Master Trust, Asset Backed Certificates, Series 2004-1, Class A (the "Class A Certificates") each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class A Certificateholders. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Investor Interest at such time. In addition to the Series 2004-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust. The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

         This Class A Certificate does not represent an obligation of, or an interest in, the Seller, the Originator or the Servicer, and neither the Class A Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class A Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

         The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate Undivided Interests, as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

         IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class A Certificate to be duly executed under its official seal.

                                            CHARMING SHOPPES RECEIVABLES CORP.


                                            By:
                                               --------------------------------
                                                   Authorized Officer
Attested to:

By:
   -----------------------------------------
         Assistant Secretary


Date: [____], [_________]


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                           WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            Trustee


                                            By:
                                                -------------------------------
                                                    Authorized Officer

                                                                       EXHIBIT M

                [REGULATION S TEMPORARY BOOK-ENTRY CERTIFICATE](5)

                      [RESTRICTED BOOK-ENTRY CERTIFICATE](6)

                           FORM OF CLASS M CERTIFICATE

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION. THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A)(1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QUALIFIED INSTITUTIONAL BUYER") THAT IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $1,000,000, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE SERIES 2004-1 SUPPLEMENT, (2) TO A NON U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT IN A PRINCIPAL AMOUNT OF NOT LESS THAN $1,000,000, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE SERIES 2004-1 SUPPLEMENT OR
(3) TO THE SELLER AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A BENEFICIAL INTEREST IN THIS CERTIFICATE WILL BE DEEMED TO HAVE MADE, AND EACH PURCHASER OF A DEFINITIVE CERTIFICATE WILL MAKE, THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 16 OF SERIES 2004-1 SUPPLEMENT (AS DEFINED HEREIN). ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE TRUSTEE OR ANY INTERMEDIARY. IF AT ANY TIME THE TRUST DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH CERTIFICATE OR DEFINITIVE CERTIFICATE, AS APPLICABLE, WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE SERIES 2004-1 SUPPLEMENT, THE TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS

-------------------
(5) Insert for Regulation S Certificates only.
(6) Insert for Restricted Book-Entry Certificates only.

CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE TRUST.

     EACH HOLDER OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) IT IS NOT (A) AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHETHER OR NOT SUBJECT TO ERISA, (B) A "PLAN" AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (C) AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING (EACH, A "BENEFIT PLAN INVESTOR"), OR (II) IT IS AN INSURANCE COMPANY ACQUIRING THE CERTIFICATE WITH ASSETS OF ITS GENERAL ACCOUNT, AND AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING, (A) IT COMPLIES WITH AND IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, (B) LESS THAN 25% OF THE ASSETS OF THAT GENERAL ACCOUNT ARE BENEFIT PLAN INVESTOR ASSETS, AND (C) IT IS NOT A SERVICER TO THE TRUST OR AN AFFILIATE OF ANY SERVICER TO THE TRUST, AND WOULD NOT OTHERWISE BE DISREGARDED UNDER 29 C.F.R. SECTION 2510.3-101.

     [THIS CERTIFICATE IS A TEMPORARY GLOBAL SECURITY FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL SECURITY NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE SERIES 2004-1 SUPPLEMENT. NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE SERIES 2004-1 SUPPLEMENT.](7)

     [EACH PURCHASER OF THIS CERTIFICATE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 16(c) OF THE SERIES 2004-1 SUPPLEMENT. ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED TO A PERSON WHO TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S BOOK-ENTRY CERTIFICATE ONLY UPON RECEIPT BY THE CERTIFICATE REGISTRAR OF (A) A TRANSFER CERTIFICATE FROM THE TRANSFEROR SUBSTANTIALLY IN THE FORM SPECIFIED IN THE SERIES 2004-1 SUPPLEMENT AND (B) A WRITTEN ORDER GIVEN IN ACCORDANCE WITH THE APPLICABLE PROCEDURES UTILIZED OR IMPOSED FROM TIME TO

-------------------
(7) Insert for Regulation S Certificates only.

TIME BY DTC, THE EUROCLEAR SYSTEM AND/OR CLEARSTREAM BANKING (IN THE CASE OF A REGULATION S BOOK-ENTRY CERTIFICATE).](8)

     THIS CERTIFICATE (OR AN INTEREST HEREIN) MAY NOT BE TRANSFERRED UNLESS, AFTER GIVING EFFECT TO THE TRANSFER, THE TRANSFEREE IS HOLDING A PRINCIPAL AMOUNT WHICH IS EQUAL TO U.S.$1,000,000 OR INTEGRAL MULTIPLES OF $100,000 IN EXCESS THEREOF.

     THE PURCHASER OF THIS CERTIFICATE OR ANY BENEFICIAL INTEREST HEREIN WILL BE DEEMED TO UNDERSTAND AND AGREE THAT IF ANY PURPORTED TRANSFER OF THIS CERTIFICATE OR ANY BENEFICIAL INTEREST HEREIN TO A PURCHASER DOES NOT COMPLY WITH THE REQUIREMENTS SET FORTH IN THIS CERTIFICATE OR THE SERIES 2004-1 SUPPLEMENT, THEN THE PURPORTED TRANSFEROR OF THIS CERTIFICATE OR BENEFICIAL INTEREST HEREIN SHALL BE REQUIRED TO CAUSE THE PURPORTED TRANSFEREE TO SURRENDER THE TRANSFERRED CERTIFICATE OR ANY BENEFICIAL INTEREST THEREIN IN RETURN FOR A REFUND OF THE CONSIDERATION PAID THEREFOR BY SUCH TRANSFEREE (TOGETHER WITH INTEREST THEREON) OR TO CAUSE THE PURPORTED TRANSFEREE TO DISPOSE OF SUCH CERTIFICATE OR BENEFICIAL INTEREST PROMPTLY IN ONE OR MORE OPEN MARKET SALES TO ONE OR MORE PERSONS EACH OF WHOM SATISFIES THE REQUIREMENTS OF THE REPRESENTATIONS, WARRANTIES AND COVENANTS SET FORTH IN SECTION 16 OF THE SERIES 2004-1 SUPPLEMENT, AND SUCH PURPORTED TRANSFEROR SHALL TAKE, AND SHALL CAUSE SUCH TRANSFEREE TO TAKE, ALL FURTHER ACTION NECESSARY OR DESIRABLE, IN THE JUDGMENT OF THE ISSUER, TO ENSURE THAT SUCH CERTIFICATE OR ANY BENEFICIAL INTEREST THEREIN IS HELD BY PERSONS IN COMPLIANCE THEREWITH. ANY TRANSFER IN VIOLATION OF THE FOREGOING PROVISIONS OF THIS CERTIFICATE OR THE SERIES 2004-1 SUPPLEMENT WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE TRUSTEE OR ANY INTERMEDIARY.

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Charming Shoppes Receivables Corp. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

-------------------
(8) Insert for Restricted Book-Entry Certificates only.

No.  __
                                                              Up to $__________
                                                               CUSIP No.
                                                               [ISIN No. _]

                          CHARMING SHOPPES MASTER TRUST
         FLOATING RATE ASSET BACKED CERTIFICATE, SERIES 2004-1, CLASS M


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                      (Not an interest in or obligation of,
      Charming Shoppes Receivables Corp., Spirit of America National Bank, Spirit of America, Inc. Charming Shoppes, Inc. or any Affiliate thereof.)

         This certifies that CEDE & CO. (the "Class M Certificateholder") is the registered owner of the Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under credit card accounts (the "Accounts") of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the benefits of the subordination of the Class B Certificates, the Class C Certificates and Class D Certificates and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended on July 22, 1999, May 8, 2001 and August 5, 2004 and as supplemented by the Series 2004-1 Supplement dated as of August 5, 2004 (as amended, the "Series 2004-1 Supplement") (as further amended or otherwise modified from time to time, the "Pooling and Servicing Agreement"), by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer, and Wachovia Bank, National Association (formerly known as First Union National Bank), as Trustee (the "Trustee"). The aggregate principal amount of all outstanding Class M Certificates shall be as indicated in the books and records of the Trustee and shall not exceed ten million eight hundred thousand Dollars (U.S. $10,800,000). To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Series 2004-1 Certificates are issued in five classes: (i) the Class A Certificates; (ii) the Class M Certificates (of which this certificate is one), which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iii) the Class B Certificates, which are subordinated to the Class A Certificates and the Class M Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iv) the Class C Certificates, which are subordinated to the Class A Certificates, the Class M Certificates and the Class B Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (v) the Class D Certificates, comprised of the Class D-1 Certificates and Class D-2 Certificates, which are subordinated to the Class A Certificates, the Class M Certificates, the Class B Certificates and the Class C Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

         The Seller has structured the Pooling and Servicing Agreement and the Class M Certificates with the intention that the Class M Certificates will qualify under applicable tax law as indebtedness, and the Seller, the Holder of the Exchangeable Seller Certificate, the Servicer and each Class M Certificateholder (or Certificate Owner with respect to a Class M Certificate (a "Class M Certificate Owner")) by acceptance of its Class M Certificate (or in the case of a Class M Certificate Owner, by virtue of such Class M Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Class M Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Class M Certificateholder agrees that it will cause any Class M Certificate Owner acquiring an interest in a Class M Certificate through it to comply with the Pooling and Servicing Agreement as to treatment as indebtedness for certain tax purposes.

         This Class M Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class M Certificateholder by virtue of the acceptance hereof assents and by which the Class M Certificateholder is bound.

         The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement. The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account. This Certificate is one of a Series of Certificates entitled Charming Shoppes Master Trust, Floating Rate Asset Backed Certificates, Series 2004-1 Class M Certificates (the "Class M Certificates"), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class M Certificateholders. The aggregate interest represented by the Class M Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class M Investor Interest at such time. In addition to the Series 2004-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust. The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

         This Class M Certificate does not represent an obligation of, or an interest in, the Seller, the Originator or the Servicer, and neither the Class M Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class M Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

         The transfer of this Class M Certificate shall be registered in the Certificate Register upon surrender of this Class M Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class M Certificateholder or such Class M Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class M Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class M Certificates are exchangeable for new Class M Certificates evidencing like aggregate Undivided Interests, as requested by the Class M Certificateholder surrendering such Class M Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class M Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class M Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

         IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class M Certificate to be duly executed under its official seal.

                                        CHARMING SHOPPES RECEIVABLES CORP.


                                         By:
                                            ------------------------------------
                                               Authorized Officer
Attested to:


By:
   -----------------------------------------
         Assistant Secretary


Date: _______ __, 200[__]

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class M Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                          WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            Trustee


                                          By:
                                             ---------------------------------
                                                Authorized Officer

                                                                      EXHIBIT B

                [REGULATION S TEMPORARY BOOK-ENTRY CERTIFICATE](9)

                      [RESTRICTED BOOK-ENTRY CERTIFICATE](10)

                           FORM OF CLASS B CERTIFICATE

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION. THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A)(1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QUALIFIED INSTITUTIONAL BUYER") THAT IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $1,000,000, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE SERIES 2004-1 SUPPLEMENT, (2) TO A NON U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT IN A PRINCIPAL AMOUNT OF NOT LESS THAN $1,000,000, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE SERIES 2004-1 SUPPLEMENT OR
(3) TO THE SELLER AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A BENEFICIAL INTEREST IN THIS CERTIFICATE WILL BE DEEMED TO HAVE MADE, AND EACH PURCHASER OF A DEFINITIVE CERTIFICATE WILL MAKE, THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 16 OF SERIES 2004-1 SUPPLEMENT (AS DEFINED HEREIN). ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE TRUSTEE OR ANY INTERMEDIARY. IF AT ANY TIME THE TRUST DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH CERTIFICATE OR DEFINITIVE CERTIFICATE, AS APPLICABLE, WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE SERIES 2004-1

-------------------
(9)  Insert for Regulation S Certificates only.
(10) Insert for Restricted Book-Entry Certificates only.

SUPPLEMENT, THE TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE TRUST.

     EACH HOLDER OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) IT IS NOT (A) AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHETHER OR NOT SUBJECT TO ERISA, (B) A "PLAN" AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (C) AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING (EACH, A "BENEFIT PLAN INVESTOR"), OR (II) IT IS AN INSURANCE COMPANY ACQUIRING THE CERTIFICATE WITH ASSETS OF ITS GENERAL ACCOUNT, AND AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING, (A) IT COMPLIES WITH AND IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, (B) LESS THAN 25% OF THE ASSETS OF THAT GENERAL ACCOUNT ARE BENEFIT PLAN INVESTOR ASSETS, AND (C) IT IS NOT A SERVICER TO THE TRUST OR AN AFFILIATE OF ANY SERVICER TO THE TRUST, AND WOULD NOT OTHERWISE BE DISREGARDED UNDER 29 C.F.R. SECTION 2510.3-101.

     [THIS CERTIFICATE IS A TEMPORARY GLOBAL SECURITY FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL SECURITY NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE SERIES 2004-1 SUPPLEMENT. NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE SERIES 2004-1 SUPPLEMENT.](11)

     [EACH PURCHASER OF THIS CERTIFICATE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 16(c) OF THE SERIES 2004-1 SUPPLEMENT. ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED TO A PERSON WHO TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S BOOK-ENTRY CERTIFICATE ONLY UPON RECEIPT BY THE CERTIFICATE REGISTRAR OF (A) A TRANSFER CERTIFICATE FROM THE TRANSFEROR SUBSTANTIALLY IN THE FORM SPECIFIED IN THE SERIES 2004-1 SUPPLEMENT AND (B) A WRITTEN ORDER GIVEN IN ACCORDANCE WITH THE APPLICABLE PROCEDURES UTILIZED OR IMPOSED FROM TIME TO

-------------------
(11) Insert for Regulation S Certificates only.

TIME BY DTC, THE EUROCLEAR SYSTEM AND/OR CLEARSTREAM BANKING (IN THE CASE OF A REGULATION S BOOK-ENTRY CERTIFICATE).](12)

     THIS CERTIFICATE (OR AN INTEREST HEREIN) MAY NOT BE TRANSFERRED UNLESS, AFTER GIVING EFFECT TO THE TRANSFER, THE TRANSFEREE IS HOLDING A PRINCIPAL AMOUNT WHICH IS EQUAL TO U.S.$1,000,000 OR INTEGRAL MULTIPLES OF $100,000 IN EXCESS THEREOF.

     THE PURCHASER OF THIS CERTIFICATE OR ANY BENEFICIAL INTEREST HEREIN WILL BE DEEMED TO UNDERSTAND AND AGREE THAT IF ANY PURPORTED TRANSFER OF THIS CERTIFICATE OR ANY BENEFICIAL INTEREST HEREIN TO A PURCHASER DOES NOT COMPLY WITH THE REQUIREMENTS SET FORTH IN THIS CERTIFICATE OR THE SERIES 2004-1 SUPPLEMENT, THEN THE PURPORTED TRANSFEROR OF THIS CERTIFICATE OR BENEFICIAL INTEREST HEREIN SHALL BE REQUIRED TO CAUSE THE PURPORTED TRANSFEREE TO SURRENDER THE TRANSFERRED CERTIFICATE OR ANY BENEFICIAL INTEREST THEREIN IN RETURN FOR A REFUND OF THE CONSIDERATION PAID THEREFOR BY SUCH TRANSFEREE (TOGETHER WITH INTEREST THEREON) OR TO CAUSE THE PURPORTED TRANSFEREE TO DISPOSE OF SUCH CERTIFICATE OR BENEFICIAL INTEREST PROMPTLY IN ONE OR MORE OPEN MARKET SALES TO ONE OR MORE PERSONS EACH OF WHOM SATISFIES THE REQUIREMENTS OF THE REPRESENTATIONS, WARRANTIES AND COVENANTS SET FORTH IN SECTION 16 OF THE SERIES 2004-1 SUPPLEMENT, AND SUCH PURPORTED TRANSFEROR SHALL TAKE, AND SHALL CAUSE SUCH TRANSFEREE TO TAKE, ALL FURTHER ACTION NECESSARY OR DESIRABLE, IN THE JUDGMENT OF THE ISSUER, TO ENSURE THAT SUCH CERTIFICATE OR ANY BENEFICIAL INTEREST THEREIN IS HELD BY PERSONS IN COMPLIANCE THEREWITH. ANY TRANSFER IN VIOLATION OF THE FOREGOING PROVISIONS OF THIS CERTIFICATE OR THE SERIES 2004-1 SUPPLEMENT WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE TRUSTEE OR ANY INTERMEDIARY.

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Charming Shoppes Receivables Corp. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

-------------------
(12) Insert for Restricted Book-Entry Certificates only.

No. __
                                                             Up to $__________
                                                                CUSIP No.
                                                                [ISIN No. _]

                          CHARMING SHOPPES MASTER TRUST
         FLOATING RATE ASSET BACKED CERTIFICATE, SERIES 2004-1, CLASS B


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                      (Not an interest in or obligation of,
      Charming Shoppes Receivables Corp., Spirit of America National Bank, Spirit of America, Inc. Charming Shoppes, Inc. or any Affiliate thereof.)

         This certifies that CEDE & CO. (the "Class B Certificateholder") is the registered owner of the Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under credit card accounts (the "Accounts") of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the benefits of the subordination of the C Certificates and Class D Certificates and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended on July 22, 1999, May 8, 2001 and August 5, 2004 and as supplemented by the Series 2004-1 Supplement dated as of August 5, 2004 (as amended, the "Series 2004-1 Supplement") (as further amended or otherwise modified from time to time, the "Pooling and Servicing Agreement"), by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer, and Wachovia Bank, National Association (formerly known as First Union National Bank), as Trustee (the "Trustee"). The aggregate principal amount of all outstanding Class B Certificates shall be as indicated in the books and records of the Trustee and shall not exceed eighteen million nine hundred thousand Dollars (U.S. $18,900,000). To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Series 2004-1 Certificates are issued in five classes: (i) the Class A Certificates; (ii) the Class M Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iii) the Class B Certificates (of which this certificate is one), which are subordinated to the Class A Certificates and the Class M Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iv) the Class C Certificates, which are subordinated to the Class A Certificates, the Class M Certificates and the Class B Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (v) the Class D Certificates, comprised of the Class D-1 Certificates and Class D-2 Certificates, which are subordinated to the Class A Certificates, the Class M Certificates, the Class B Certificates and the Class C Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

         The Seller has structured the Pooling and Servicing Agreement and the Class B Certificates with the intention that the Class B Certificates will qualify under applicable tax law as indebtedness, and the Seller, the Holder of the Exchangeable Seller Certificate, the Servicer and each Class B Certificateholder (or Certificate Owner with respect to a Class B Certificate (a "Class B Certificate Owner")) by acceptance of its Class B Certificate (or in the case of a Class B Certificate Owner, by virtue of such Class B Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Class B Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Class B Certificateholder agrees that it will cause any Class B Certificate Owner acquiring an interest in a Class B Certificate through it to comply with the Pooling and Servicing Agreement as to treatment as indebtedness for certain tax purposes.

         This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and by which the Class B Certificateholder is bound.

         The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement. The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account. This Certificate is one of a Series of Certificates entitled Charming Shoppes Master Trust, Floating Rate Asset Backed Certificates, Series 2004-1 Class B Certificates (the "Class B Certificates"), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class B Certificateholders. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Investor Interest at such time. In addition to the Series 2004-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust. The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

         This Class B Certificate does not represent an obligation of, or an interest in, the Seller, the Originator or the Servicer, and neither the Class B Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class B Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

         The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate Undivided Interests, as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

         IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class B Certificate to be duly executed under its official seal.

                                        CHARMING SHOPPES RECEIVABLES CORP.


                                        By:
                                           --------------------------------
                                              Authorized Officer
Attested to:


By:
   -----------------------------------------
         Assistant Secretary


Date: _______ __, 200[__]

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                          WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            Trustee


                                          By:
                                              ---------------------------------
                                                 Authorized Officer

                                                                      EXHIBIT C

                           FORM OF CLASS C CERTIFICATE
NO. R-1                                                          $[16,200,000]-

                          CHARMING SHOPPES MASTER TRUST
                    ASSET BACKED CERTIFICATE, SERIES 2004-1,
                               CLASS C CERTIFICATE

         THIS CERTIFICATE WAS ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY BE SOLD ONLY PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE ACT OR AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE ACT. IN ADDITION, THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. A COPY OF THE POOLING AND SERVICING AGREEMENT WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE BY THE TRUSTEE UPON WRITTEN REQUEST.

         THIS CERTIFICATE, OR AN INTEREST HEREIN, MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF ANY EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHETHER OR NOT SUBJECT TO ERISA, OR A PLAN THAT IS DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT (EACH, A "BENEFIT PLAN"), OR BY OR FOR THE ACCOUNT OF ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE ANY BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN SUCH ENTITY. BY ACQUIRING THIS CERTIFICATE OR AN INTEREST HEREIN, THE PURCHASER OR TRANSFEREE THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) IT IS NOT A BENEFIT PLAN, AND THAT ITS ACQUISITION OF THIS CERTIFICATE OR AN INTEREST HEREIN IS IN COMPLIANCE WITH THE FOREGOING RESTRICTIONS ON BENEFIT PLAN ASSETS OR (II) IT IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE OR INTEREST HEREIN WITH ASSETS OF ITS GENERAL ACCOUNT, AND AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING,
(A) IT MEETS ALL OF THE REQUIREMENTS OF AND IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, (B) LESS THAN 25% OF THE ASSETS OF SUCH ACCOUNT ARE BENEFIT PLAN ASSETS AND (C) IT IS NOT A SERVICER TO THE TRUST OR AN AFFILIATE OF SUCH SERVICER, AND WOULD NOT OTHERWISE BE EXCLUDED UNDER 29 CFR 2510.3-101(f)(1).

         NEITHER THIS CERTIFICATE, NOR ANY PORTION OF THIS CERTIFICATE, MAY BE TRANSFERRED (X) IF AFTER GIVING EFFECT TO THE EXECUTION OR TRANSFER OF SUCH CERTIFICATE, THERE WOULD BE MORE THAN (I) 10 PRIVATE HOLDERS OF CLASS C CERTIFICATES OR (II) 100 PRIVATE HOLDERS, OR (Y) ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATIONS SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) "SECONDARY MARKET" OR "SUBSTANTIAL EQUIVALENT THEREOF" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATIONS THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE TRUST ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE TRUST AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS. ANY ATTEMPTED TRANSFER, ASSIGNMENT, CONVEYANCE, PARTICIPATION OR SUBDIVISION IN CONTRAVENTION OF THE PRECEDING RESTRICTIONS, AS REASONABLY DETERMINED BY THE SELLER, SHALL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR, SELLER, OR SUBDIVIDER OF SUCH CERTIFICATE SHALL BE CONSTRUED TO BE TREATED AS THE CERTIFICATEHOLDER OF ANY SUCH CERTIFICATE FOR ALL PURPOSES OF THE POOLING AND SERVICING AGREEMENT (DEFINED BELOW).

         Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                      (Not an interest in or obligation of,
      Charming Shoppes Receivables Corp., Spirit of America National Bank, Spirit of America, Inc. Charming Shoppes, Inc. or any Affiliate thereof.)

         This certifies that CHARMING SHOPPES RECEIVABLES CORP. (the "Class C Certificateholder") is the registered owner of the Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of credit card receivables (the "Receivables") now existing or hereafter created under credit card accounts (the "Accounts") of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the subordination of the Class D-1 Certificates and the Class D-2 Certificates and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended on July 22, 1999, May 8, 2001 and August 5, 2004 and as supplemented by the Series

2004-1 Supplement dated as of August 5, 2004 (as further amended, supplemented or otherwise modified from time to time, the "Pooling and Servicing Agreement"), by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer, and Wachovia Bank, National Association (formerly known as First Union National Bank), as Trustee (the "Trustee"). To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Series 2004-1 Certificates are issued in five classes: (i) the Class A Certificates; (ii) the Class M Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iii) the Class B Certificates, which are subordinated to the Class A Certificates and the Class M Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iv) the Class C Certificates (of which this certificate is one), which are subordinated to the Class A Certificates, the Class M Certificates and the Class B Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (v) the Class D Certificates, comprised of the Class D-1 Certificates and Class D-2 Certificates, which are subordinated to the Class A Certificates, the Class M Certificates, the Class B Certificates and the Class C Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement as described herein and in the Pooling and Servicing Agreement.

         This Class C Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class C Certificateholder by virtue of the acceptance hereof assents and by which the Class C Certificateholder is bound.

         The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement. The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account. This Certificate is one of a series of Certificates entitled Charming Shoppes Master Trust, Asset Backed Certificates, Series 2004-1, Class C Certificates (the "Class C Certificates"), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class C Certificateholders. The aggregate interest represented by the Class C Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class C Investor Interest at such time. In addition to the Series 2004-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust. The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

         This Class C Certificate does not represent an obligation of, or an interest in, the Seller, the Originator or the Servicer, and neither the Class C Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class C Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

         The transfer of this Class C Certificate shall be registered in the Certificate Register upon surrender of this Class C Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class C Certificateholder or such Class C Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class C Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and in the Class C Purchase Agreement, Class C Certificates are exchangeable for new Class C Certificates evidencing like aggregate Undivided Interests, as requested by the Class C Certificateholder surrendering such Class C Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class C Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class C Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

         IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class C Certificate to be duly executed under its official seal.

                                          CHARMING SHOPPES RECEIVABLES CORP.


                                          By:
                                             -------------------------------
                                              Authorized Officer
Attested to:

By:
   -----------------------------------------
         Assistant Secretary

Date: August ___, 2004



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class C Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                          WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            Trustee


                                          By:
                                             ---------------------------------
                                                 Authorized Officer

                                                                    EXHIBIT D-1


                          FORM OF CLASS D-1 CERTIFICATE
NO. R-1                                                            $[9,450,000]

                          CHARMING SHOPPES MASTER TRUST
                    ASSET BACKED CERTIFICATE, SERIES 2004-1,
                              CLASS D-1 CERTIFICATE

         THIS CERTIFICATE WAS ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY BE SOLD ONLY PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE ACT OR AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE ACT. IN ADDITION, THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. A COPY OF THE POOLING AND SERVICING AGREEMENT WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE BY THE TRUSTEE UPON WRITTEN REQUEST.

         THIS CERTIFICATE, OR AN INTEREST HEREIN, MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF ANY EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHETHER OR NOT SUBJECT TO ERISA, OR A PLAN THAT IS DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT (EACH, A "BENEFIT PLAN"), OR BY OR FOR THE ACCOUNT OF ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE ANY BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN SUCH ENTITY. BY ACQUIRING THIS CERTIFICATE OR AN INTEREST HEREIN, THE PURCHASER OR TRANSFEREE THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) IT IS NOT A BENEFIT PLAN, AND THAT ITS ACQUISITION OF THIS CERTIFICATE OR AN INTEREST HEREIN IS IN COMPLIANCE WITH THE FOREGOING RESTRICTIONS ON BENEFIT PLAN ASSETS OR (II) IT IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE OR INTEREST HEREIN WITH ASSETS OF ITS GENERAL ACCOUNT, AND AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING,
(A) IT MEETS ALL OF THE REQUIREMENTS OF AND IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, (B) LESS THAN 25% OF THE ASSETS OF SUCH ACCOUNT ARE BENEFIT PLAN ASSETS AND (C) IT IS NOT A SERVICER TO THE TRUST OR AN AFFILIATE OF SUCH SERVICER, AND WOULD NOT OTHERWISE BE EXCLUDED UNDER 29 CFR 2510.3-101(f)(1).

         NEITHER THIS CERTIFICATE, NOR ANY PORTION OF THIS CERTIFICATE, MAY BE TRANSFERRED (X) IF AFTER GIVING EFFECT TO THE

EXECUTION OR TRANSFER OF SUCH CERTIFICATE, THERE WOULD BE MORE THAN (I) 5 PRIVATE HOLDERS OF CLASS D CERTIFICATES OR (II) 100 PRIVATE HOLDERS, OR (Y) ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATIONS THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATIONS SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) "SECONDARY MARKET" OR "SUBSTANTIAL EQUIVALENT THEREOF" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATIONS THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE TRUST ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTEREST IN THE TRUST AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS. ANY ATTEMPTED TRANSFER, ASSIGNMENT, CONVEYANCE, PARTICIPATION OR SUBDIVISION IN CONTRAVENTION OF THE PRECEDING RESTRICTIONS, AS REASONABLY DETERMINED BY THE SELLER, SHALL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR, SELLER, OR SUBDIVIDER OF SUCH CERTIFICATE SHALL BE CONSTRUED TO BE TREATED AS THE CERTIFICATEHOLDER OF ANY SUCH CERTIFICATE FOR ALL PURPOSES OF THE POOLING AND SERVICING AGREEMENT (DEFINED BELOW).

         Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                      (Not an interest in or obligation of,
      Charming Shoppes Receivables Corp., Spirit of America National Bank, Spirit of America, Inc. Charming Shoppes, Inc. or any Affiliate thereof.)

         This certifies that CHARMING SHOPPES RECEIVABLES CORP. (the "Class D-1 Certificateholder") is the registered owner of the Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of credit card receivables (the "Receivables") now existing or hereafter created under credit card accounts (the "Accounts") of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended on July 22, 1999, May 8, 2001 and August 5, 2004 and as supplemented by the Series 2004-1 Supplement dated as of August 5, 2004 (as further amended, supplemented or otherwise modified from time to time, the "Pooling and Servicing Agreement"), by and among Charming Shoppes Receivables Corp. ("CSRC"), as Seller, Spirit of America, Inc. ("SOAI"), as Servicer, and Wachovia Bank, National Association (formerly known as First Union National
Bank), as Trustee (the "Trustee"). To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The initial principal balance of this D-1 Certificate may be increased or decreased according to the terms of the Pooling and Servicing Agreement and the Certificate Purchase Agreement, dated as of August 5, 2004, among CSRC, SOAI, the Trustee and the Class D-1 Certificateholder described therein.

         The Series 2004-1 Certificates are issued in five classes: (i) the Class A Certificates; (ii) the Class M Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iii) the Class B Certificates, which are subordinated to the Class A Certificates and the Class M Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iv) the Class C Certificates, which are subordinated to the Class A Certificates, the Class M Certificates and the Class B Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (v) the Class D Certificates, comprised of the Class D-1 Certificates and Class D-2 Certificates (of which this certificate is one), which are subordinated to the Class A Certificates, the Class M Certificates, the Class B Certificates and the Class C Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement as described herein and in the Pooling and Servicing Agreement.

         This Class D-1 Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing

Agreement, as amended from time to time, the Class D-1 Certificateholder by virtue of the acceptance hereof assents and by which the Class D-1 Certificateholder is bound.

         The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement. The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account. This Certificate is one of a series of Certificates entitled Charming Shoppes Master Trust, Asset Backed Certificates, Series 2004-1, Class D-1 Certificates (the "Class D-1 Certificates"), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class D-1 Certificateholders. The aggregate interest represented by the Class D-1 Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class D-1 Investor Interest at such time. In addition to the Series 2004-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust. The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

         This Class D-1 Certificate does not represent an obligation of, or an interest in, the Seller, the Originator or the Servicer, and neither the Class D-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class D-1 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

         The transfer of this Class D-1 Certificate shall be registered in the Certificate Register upon surrender of this Class D-1 Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class D-1 Certificateholder or such Class D-1 Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class D-1 Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and in the Class D-1 Purchase Agreement, Class D-1 Certificates are exchangeable for new Class D-1 Certificates evidencing like aggregate Undivided Interests, as requested by the Class D-1 Certificateholder surrendering such Class D-1 Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class D-1 Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class D-1 Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

         IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class D-1 Certificate to be duly executed under its official seal.

                                     CHARMING SHOPPES RECEIVABLES CORP.


                                     By:
                                         ---------------------------------
                                           Authorized Officer
Attested to:

By:
   -----------------------------------------
         Assistant Secretary

Date: August ___, 2004



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class D-1 Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       Trustee


                                     By:
                                        ----------------------------------
                                           Authorized Officer

                                                                    EXHIBIT D-2

                          FORM OF CLASS D-2 CERTIFICATE
NO. R-1                                                              $9,450,000

                          CHARMING SHOPPES MASTER TRUST
                    ASSET BACKED CERTIFICATE, SERIES 2004-1,
                              CLASS D-2 CERTIFICATE

         THIS CERTIFICATE WAS ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY BE SOLD ONLY PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE ACT OR AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE ACT. IN ADDITION, THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. A COPY OF THE POOLING AND SERVICING AGREEMENT WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE BY THE TRUSTEE UPON WRITTEN REQUEST.

         THIS CERTIFICATE, OR AN INTEREST HEREIN, MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF ANY EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHETHER OR NOT SUBJECT TO ERISA, OR A PLAN THAT IS DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT (EACH, A "BENEFIT PLAN"), OR BY OR FOR THE ACCOUNT OF ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE ANY BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN SUCH ENTITY. BY ACQUIRING THIS CERTIFICATE OR AN INTEREST HEREIN, THE PURCHASER OR TRANSFEREE THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) IT IS NOT A BENEFIT PLAN, AND THAT ITS ACQUISITION OF THIS CERTIFICATE OR AN INTEREST HEREIN IS IN COMPLIANCE WITH THE FOREGOING RESTRICTIONS ON BENEFIT PLAN ASSETS OR (II) IT IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE OR INTEREST HEREIN WITH ASSETS OF ITS GENERAL ACCOUNT, AND AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING,
(A) IT MEETS ALL OF THE REQUIREMENTS OF AND IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, (B) LESS THAN 25% OF THE ASSETS OF SUCH ACCOUNT ARE BENEFIT PLAN ASSETS AND (C) IT IS NOT A SERVICER TO THE TRUST OR AN AFFILIATE OF SUCH SERVICER, AND WOULD NOT OTHERWISE BE EXCLUDED UNDER 29 CFR 2510.3-101(f)(1).

         NEITHER THIS CERTIFICATE, NOR ANY PORTION OF THIS CERTIFICATE, MAY BE TRANSFERRED (X) IF AFTER GIVING EFFECT TO THE EXECUTION OR TRANSFER OF SUCH CERTIFICATE, THERE WOULD BE MORE THAN (I) 5 PRIVATE HOLDERS OF CLASS D-2 CERTIFICATES OR (II) 100 PRIVATE HOLDERS, OR (Y) ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATIONS THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATIONS SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) "SECONDARY MARKET" OR "SUBSTANTIAL EQUIVALENT THEREOF" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATIONS THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE TRUST ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTEREST IN THE TRUST AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS. ANY ATTEMPTED TRANSFER, ASSIGNMENT, CONVEYANCE, PARTICIPATION OR SUBDIVISION IN CONTRAVENTION OF THE PRECEDING RESTRICTIONS, AS REASONABLY DETERMINED BY THE SELLER, SHALL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR, SELLER, OR SUBDIVIDER OF SUCH CERTIFICATE SHALL BE CONSTRUED TO BE TREATED AS THE CERTIFICATEHOLDER OF ANY SUCH CERTIFICATE FOR ALL PURPOSES OF THE POOLING AND SERVICING AGREEMENT (DEFINED BELOW).

         Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                      (Not an interest in or obligation of,
      Charming Shoppes Receivables Corp., Spirit of America National Bank, Spirit of America, Inc. Charming Shoppes, Inc. or any Affiliate thereof.)

         This certifies that CHARMING SHOPPES RECEIVABLES CORP. (the "Class D-2 Certificateholder") is the registered owner of the Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of credit card receivables (the "Receivables") now existing or hereafter created under credit card accounts (the "Accounts") of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended on July 22, 1999, May 8, 2001 and August 5, 2004 and as supplemented by the Series 2004-1 Supplement dated as of August 5, 2004 (as further amended, supplemented or otherwise modified from time to time, the "Pooling and Servicing Agreement"), by and among Charming Shoppes Receivables Corp. ("CSRC"), as Seller, Spirit of America, Inc. ("SOAI"), as Servicer, and Wachovia Bank, National Association (formerly known as First Union National Bank), as Trustee (the "Trustee"). To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The initial principal balance of this D-2 Certificate may be increased or decreased according to the terms of the Pooling and Servicing Agreement and the Certificate Purchase Agreement, dated as of August 5, 2004, among CSRC, SOAI, the Trustee and the Class D-2 Certificateholder described therein.

         The Series 2004-1 Certificates are issued in five classes: (i) the Class A Certificates; (ii) the Class M Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iii) the Class B Certificates, which are subordinated to the Class A Certificates and the Class M Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iv) the Class C Certificates, which are subordinated to the Class A Certificates, the Class M Certificates and the Class B Certificates in certain rights of payment as described herein, and in the Pooling and Servicing Agreement; (v) the Class D Certificates, comprised of the D-1 Certificates and the Class D-2 Certificates, which are subordinated to the Class A Certificates, the Class M Certificates, the Class B Certificates and the Class C Certificates in certain rights of payment as described herein, and in the Pooling and Servicing Agreement as described herein and in the Pooling and Servicing Agreement.

         This Class D-2 Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class D-2 Certificateholder by virtue of the acceptance hereof assents and by which the Class D-2 Certificateholder is bound.

         The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement. The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account. This Certificate is one of a series of Certificates entitled Charming Shoppes Master Trust, Asset Backed Certificates, Series 2004-1, Class D-2 Certificates (the "Class D-2 Certificates"), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class D-2 Certificateholders. The aggregate interest represented by the Class D-2 Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class D-2 Investor Interest at such time. In addition to the Series 2004-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust. The

Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust. The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

         This Class D-2 Certificate does not represent an obligation of, or an interest in, the Seller, the Originator or the Servicer, and neither the Class D-2 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class D-2 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

         The transfer of this Class D-2 Certificate shall be registered in the Certificate Register upon surrender of this Class D-2 Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class D-2 Certificateholder or such Class D-2 Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class D-2 Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and the Class D-2 Certificate Purchase Agreement, Class D-2 Certificates are exchangeable for new Class D-2 Certificates evidencing like aggregate Undivided Interests, as requested by the Class D-2 Certificateholder surrendering such Class D-2 Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class D-2 Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class D-2 Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

         IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class D-2 Certificate to be duly executed under its official seal.

                                   CHARMING SHOPPES RECEIVABLES CORP.


                                   By:
                                      ----------------------------------
                                         Authorized Officer
Attested to:

By:
   -----------------------------------------
         Assistant Secretary

Date: August ___, 2004



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class D-2 Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                   WACHOVIA BANK, NATIONAL ASSOCIATION,
                                      Trustee


                                   By:
                                      ---------------------------------
                                        Authorized Officer

   SPIRIT OF AMERICA, INC.                                         Form 2004-1E
   CHARMING SHOPPES MASTER TRUST
   Series 2004-1 (Exhibit E)

   FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
   NOTIFICATION TO THE TRUSTEE


   Distribution Date:                                                                                          15-Jun-04
   Due Period Ending:                                                                                          31-May-04

 1 Series 2004-1 Principal Payable to Investors on this Distribution Date
   (a) Class A                                                                                                          $0.00
   (b) Class M                                                                                                          $0.00
   (c) Class B                                                                                                          $0.00
   (d) Class C                                                                                                          $0.00
   (e) Class D-1                                                                                                        $0.00
   (f) Class D-2                                                                                                        $0.00

 2 Series 2004-1 Interest Payable to Investors on this Distribution Date
   (a) Class A                                                                                                          $0.00
   (b) Class M                                                                                                          $0.00
   (c) Class B                                                                                                          $0.00
   (d) Class C                                                                                                          $0.00
   (e) Class D-1                                                                                                        $0.00
   (f) Class D-2                                                                                                        $0.00

 3 Series 2004-1 Net Swap Payment/(Receipt) to/(from) Swap Counterparty on this Distribution Date
   (a) Class A                                                                                                          $0.00
   (b) Class M                                                                                                          $0.00
   (c) Class B                                                                                                          $0.00
   (d) Class C                                                                                                          $0.00

 4 Class A Available Funds                                                                                              $0.00
   (a) Class A Monthly Interest                                                                                 refer to 2(a)
   (b) Class A Net Swap Payment                                                                                 refer to 3(a)
   (c) Class A Servicing Fee                                                                                            $0.00
   (d) Class A Investor Loss Amount                                                                                     $0.00
   (e) Class A Dilution Amount                                                                                          $0.00
   (f) Excess Spread                                                                                                    $0.00

 5 Class M Available Funds                                                                                              $0.00
   (a) Class M Monthly Interest                                                                                 refer to 2(b)
   (b) Class M Net Swap Payment                                                                                 refer to 3(b)
   (c) Class M Servicing Fee                                                                                            $0.00
   (d) Excess Spread                                                                                                    $0.00

 6 Class B Available Funds                                                                                              $0.00
   (a) Class B Monthly Interest                                                                                 refer to 2(c)
   (b) Class B Net Swap Payment                                                                                 refer to 3(c)
   (c) Class B Servicing Fee                                                                                            $0.00
   (d) Excess Spread                                                                                                    $0.00

 7 Class C Available Funds                                                                                              $0.00
   (a) Class C Servicing Fee                                                                                            $0.00
   (b) Excess Spread                                                                                                    $0.00

 8 Class D Available Funds                                                                                              $0.00
   (a) Class D Servicing Fee                                                                                            $0.00
   (b) Excess Spread                                                                                                    $0.00



   The Servicer does hereby instruct the Trustee (i) to make withdrawals from the Collection Account as of this Distribution Date in an aggregate amount as set forth above and, (ii) to apply the proceeds of such withdrawal in accordance with Section 4.7, 4.9 and 4.11 of the Series 2004-1 Supplement, as applicable and Section 3 of the Pooling and Servicing Agreement, as applicable.


                                                      By: /s/ Kirk R. Simme
                                                              Kirk R. Simme
                                                             Vice President
                                                    Spirit of America, Inc.

   Note - Reporting on class deficiency amounts, class additional interest, certificate reductions, reallocations of collections, unreimbursed charge-offs, discounting of principal, allocation of dilution to investors and other transactions contemplated by the Series 2004-1 Supplement will be added to the above report as applicable.

   Charming Shoppes Master Trust                                   Form 2004-1F
   Monthly Certificateholders' Statement
   Series 2004-1 Monthly Statement
   Exhibit F



   Distribution Date:                                                                                          15-Sep-04
   Due Period Ending:                                                                                          31-Aug-04


    Information for the Due Period and the Distribution Date listed above is set forth below:

 1 Trust Receivables at the beginning of the Due Period:
   (a) Aggregate Receivables in the Trust at beginning of Due Period                                                    $0.00

   (b) Total Principal Receivables in Trust                                                                             $0.00
   (1) Excess Funding in Trust at beginning of Due Period                                                               $0.00
   (2) Total Trust Assets at beginning of Due Period                                                                    $0.00

   (c) Aggregate Investor Interest at beginning of Due Period                                                           $0.00

   (d) Seller Interest at beginning of Due Period                                                                       $0.00


 2 Trust Receivables at the end of the Due Period:
   (a) Aggregate Receivables in the Trust at end of Due Period                                                          $0.00

   (b) Total Principal Receivables in Trust                                                                             $0.00
   (1) Excess Funding in Trust at end of Due Period                                                                     $0.00
   (2) Total Trust Assets at end of Due Period                                                                          $0.00

   (c) Aggregate Investor Interest at end of Due Period                                                                 $0.00

   (d) Seller Interest at end of Due Period                                                                             $0.00


 3 Trust Delinquency Distribution
   30 - 59 days past due                                                                                                $0.00
   60 - 89 days past due                                                                                                $0.00
   90 - 119 days past due                                                                                               $0.00
   120 days or more past due                                                                                            $0.00


 4 Investor Losses
   (a) Trust gross investor Losses                                                                                      $0.00
   (b) Trust investor Recoveries                                                                                        $0.00
   (c) Trust net investor Losses                                                                                        $0.00


 5 Allocation of Collections During the Due Period
   (a) Total Collections $0.00

   (b) Principal Receivables Collected $0.00

   (c) Total Finance Charge Collections                                                                                 $0.00
   (1) Finance Charge Receivables Collected                                                                             $0.00
   (2) Excess Funding Account interest earned                                                                           $0.00
   (3) Collections Account interest earned                                                                              $0.00


 6 Pre-Funding Account
   (a)  Pre-Funding Account Balance at Beginning of Due Period                                                          $0.00
   (1) Principal Funding Account interest earned                                                                        $0.00
   (b)  Pre-Funding Account Balance at End of Due Period                                                                $0.00
   (c)  Pre-Funding Account Withdrawals on this Distribution Date                                                       $0.00
   (d)  Pre-Funding Account Balance on this Distribution Date                                                           $0.00


 7 Funding Period Reserve Account
   (a)  Funding Period Reserve Account Balance at Beginning of Due Period                                               $0.00
   (1) Funding Period Reserve Account Interest                                                                          $0.00
   (b)  Funding Period Reserve Account Balance at End of Due Period                                                     $0.00
   (c)  Funding Period Reserve Draw Amount on this Distribution Date                                                    $0.00
   (d)  Funding Period Reserve Account Balance on this Distribution Date                                                $0.00


 8 LIBOR                                                                                                                0.000%

 9 Number of Days in Distribution Period                                                                                    0

10 Number of Days in Due Period                                                                                             0

11 Series 2004-1 Interest Rates
   (a) Class A  ( LIBOR + spread .33bps )                                                                               0.000%
   (b) Class M ( LIBOR + spread .65 bps )                                                                               0.000%
   (c) Class B  ( LIBOR + spread .95 bps )                                                                              0.000%


12 Series 2004-1 Investor Interest by Class                                                                        Investor %
   (a) Class A Investor Interest                                                                                        0.000%
   (b) Class M Investor Interest                                                                                        0.000%
   (c) Class B Investor Interest                                                                                        0.000%
   (d) Class C Investor Interest                                                                                        0.000%
   (e) Class D-1 Investor Interest                                                                                      0.000%
   (f) Class D-2 Investor Interest                                                                                      0.000%

                                                                                                                   Investor $
13 Series 2004-1 Total Investor Interest at Beginning of Due Period                                                     $0.00
   (a) Class A Investor Interest                                                                                        $0.00
   (b) Class M Investor Interest                                                                                        $0.00
   (c) Class B Investor Interest                                                                                        $0.00
   (d) Class C Investor Interest                                                                                        $0.00
   (e) Class D-1 Investor Interest                                                                                      $0.00
   (f) Class D-2 Investor Interest                                                                                      $0.00


14 Series 2004-1 Principal Allocations to Investors                                                                     $0.00
   (a) Class A                                                                                                          $0.00
   (b) Class M                                                                                                          $0.00
   (c) Class B                                                                                                          $0.00
   (d) Class C                                                                                                          $0.00
   (e) Class D-1                                                                                                        $0.00
   (f) Class D-2                                                                                                        $0.00


15 Series 2004-1 Finance Charge Allocations to Investors                                                                $0.00
   (a) Class A                                                                                                          $0.00
   (b) Class M                                                                                                          $0.00
   (c) Class B                                                                                                          $0.00
   (d) Class C                                                                                                          $0.00
   (e) Class D-1                                                                                                        $0.00
   (f) Class D-2                                                                                                        $0.00


16 Series 2004-1 Loss Allocations to Investors                                                                          $0.00
   (a) Class A                                                                                                          $0.00
   (b) Class M                                                                                                          $0.00
   (c) Class B                                                                                                          $0.00
   (d) Class C                                                                                                          $0.00
   (e) Class D-1                                                                                                        $0.00
   (f) Class D-2                                                                                                        $0.00


17 Monthly Servicing Fee Payable on this Distribution Date
   (a) Class A                                                                                                          $0.00
   (b) Class M                                                                                                          $0.00
   (c) Class B                                                                                                          $0.00
   (d) Class C                                                                                                          $0.00
   (e) Class D-1                                                                                                        $0.00
   (f) Class D-2                                                                                                        $0.00


18 Series 2004-1 Performance

   (a) Portfolio Yield (Finance Charge Collections during the Due Period allocated to Series 2004-1, plus interest earned on the PFA and the Funding
   Period Reserve Account, plus the Funding Period Reserve Draw Amount, plus any
   Net Swap Receipt, minus the net losses allocated to Series 2004-1, divided by
   the outstanding principal amount as of the last day of the previous                       current period             0.000%
   Due Period, multiplied by 365                                                           preceding period             0.0000%
   divided by number of days in Due Period)                                         second preceding period             0.0000%

   (b) Base Rate (Monthly Interest for related Distribution Date for Series 2004-1,
   plus any Net Swap Payment, plus the Series 2004-1 Servicing Fee, divided by               current period             0.000%
   the Series 2004-1 outstanding principal amount as of the last day of the previous       preceding period             0.000%
   Due Period, multiplied by 360, divided by number of days in Due Period)          second preceding period             0.000%

   (c) Portfolio Yield Test
   (1)  3 month average Portfolio Yield                                                                                 0.000%
   (2)  3 month average Base Rate                                                                                       0.000%
   (3)  Is 3 month average Portfolio Yield greater than 3 month
   average Base Rate? If YES, test was passed.                                                                            YES

   (d) Servicing Fee Percentage 0.000%

   (e) Excess Spread Amount (Finance Charges allocated to Series 2004-1 minus losses allocated to Series 2004-1, minus Series' Servicing Fee, minus Series
   Certificate Interest, minus Swap
   Payment) $0.00




The representations and warranties of Charming Shoppes Receivable Corp. ("CSRC") in the Second Amended Pooling and Servicing Agreement dated as of November 25, 1997 and amended as of July 22, 1999, May 8, 2001 and August 5, 2004 (as amended or otherwise modified, the "Pooling and Servicing Agreement"), among CSRC, as Seller, Spirit of America, Inc. as Servicer, and Wachovia Bank, NA, as Trustee (the "Trustee") and the Series 2004-1 Supplement dated as of August 5, 2004 are true and correct on the date hereof.

                                                          By: /s/ Kirk R. Simme
                                                                  Kirk R. Simme
                                                                 Vice President
                                                        Spirit of America, Inc.


   Note - Reporting on class deficiency amounts, class additional interest, certificate reductions, reallocations of collections, unreimbursed charge-offs, discounting of principal, allocation of dilution to investors and other transactions contemplated by the Series 2004-1 Supplement will be added to the above report as applicable.

                                                                    Exhibit G-1

    Form of Class A, Class M and Class B Regulation S Book-Entry Certificate to Restricted Book-Entry Certificate Transfer Certificate

          (Transfer pursuant to subsection 16(b)(ii) of the Supplement)


Wachovia Bank, National Association, as Trustee
123 South Broad Street
11th Floor, PA1249
Philadelphia, Pennsylvania  19109
Attention:  Corporate Trust Department

         Reference is hereby made to the Series 2004-1 Supplement dated as of August 5, 2004 (the "Supplement") by and between Charming Shoppes Receivables Corp. ("Seller"), Spirit of America, Inc. ("Servicer") and Wachovia Bank, National Association (formerly known as First Union National Bank) ("Trustee") to the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997 by and between the Seller, the Servicer and the Trustee (as amended, the "Agreement"). Capitalized terms used but not defined herein are used as defined in the Supplement and if not in the Supplement then such terms shall have the meanings assigned to them in Regulation S ("Regulation S") or Rule 144A ("Rule 144A") under the United States Securities Act of 1933, as amended (the "Securities Act").

         This letter relates to U.S.$[o] aggregate principal amount of [Class A] [Class M] [Class B] Certificates which are held in the form of a Regulation S Book-Entry Certificate (CUSIP No. [o]) with The Depositary Trust Company in the name of [name of Transferor] (the "Transferor") and is intended to facilitate the transfer of [Class A] [Class M] [Class B] Certificates in exchange for an equivalent beneficial interest in a Restricted Book-Entry Certificate in the name of [name of Transferee](the "Transferee").

         In connection with such request, (i) the Transferor and the Transferee both hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Agreement, the Supplement and the Offering Memorandum relating to the initial sale of the Class A Certificates, the Class M Certificates and the Class B Certificates, and (ii) (A) the Transferee does hereby make the representations and warranties discussed or listed in Section 16(c) of the Supplement and further represents, warrants and agrees for the benefit of the Seller and the Trust that statements (1) through
(6) below are all true, and (B) the Transferor does hereby certify that it reasonably believes that the following statements (1) through (6) concerning the Transferee are all true:

     1. The Transferee is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act.

     2. The Transferee is acquiring the [Class A Certificates] [Class M Certificates] [Class B Certificates] for its own account or for an account that is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act.

                                     G-1-1

          The Transferee and each such account is acquiring not less than the minimum denomination of the [Class A Certificates] [Class M Certificates] [Class B Certificates];

     3. The Transferee (and each such account) is not formed for the purpose of acquiring the [Class A Certificates] [Class M Certificates] [Class B Certificates];

     4. The Transferee will notify future transferees of these transfer restrictions;

     5. The Transferee is obtaining the [Class A Certificates] [Class M Certificates] [Class B Certificates] in a transaction pursuant to Rule 144A; and

     6. The Transferee is obtaining the [Class A Certificates] [Class M Certificates] [Class B Certificates] in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.









                      [THIS SPACE INTENTIONALLY LEFT BLANK]



                                     G-1-2

         You, the Seller and the Trust are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                          [Name of Transferee]


                                          By:
                                             -------------------------------
                                              Name:
                                              Title:


                                          [Name of Transferor]


                                          By:
                                             -------------------------------
                                              Name:
                                              Title:


Dated:


                                     G-1-3

                                     ANNEX A


The Transferor owns and proposes to transfer a beneficial interest in the following:

(i)   0   Class A Regulation S Book-Entry Certificate, principal amount of $[o],

(ii)  0   Class M Regulation S Book-Entry Certificate, principal amount of $[o],
          or

(iii) 0   Class B Regulation S Book-Entry Certificate, principal amount of $[o].
















                                     G-1-4

                                                                    Exhibit G-2

     Form of Class A, Class M and Class B Restricted Book-Entry Certificate to Regulation S Book-Entry Certificate Transfer Certificate

         (Transfer pursuant to subsection 16(b)(iii) of the Supplement)


Wachovia Bank, National Association, as Trustee
123 South Broad Street
11th Floor, PA1249
Philadelphia, Pennsylvania  19109
Attention:  Corporate Trust Department

         Reference is hereby made to the Series 2004-1 Supplement dated as of August 5, 2004 (the "Supplement") by and between Charming Shoppes Receivables Corp. ("Seller"), Spirit of America, Inc. ("Servicer") and Wachovia Bank, National Association (formerly known as First Union National Bank) ("Trustee") to the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997 by and between the Seller, the Servicer and the Trustee (as amended, the "Agreement"). Capitalized terms used but not defined herein are used as defined in the Supplement and if not in the Supplement then such terms shall have the meanings assigned to them in Regulation S ("Regulation S") or Rule 144A ("Rule 144A") under the United States Securities Act of 1933, as amended (the "Securities Act").

         This letter relates to U.S.$[o] aggregate principal amount of [Class A] [Class M] [Class B] Certificates which are held in the form of a Restricted Book-Entry Certificate (CUSIP No. [o]) with The Depositary Trust Company in the name of [name of Transferor] (the "Transferor") and is intended to facilitate the transfer of [Class A] [Class M] [Class B] Certificates in exchange for an equivalent beneficial interest in a Regulation S Book-Entry Certificate in the name of [name of Transferee](the "Transferee").

         In connection with such request the Transferee does hereby certify represent, warrant and agree for the benefit of the Trust and the Trustee that
(1) at the time the buy order was originated, the Transferee was outside the United States, (2) the Transferee is not a U.S. Person, (3) the transfer from Transferor to Transferee is being made pursuant to Rule 903 or 904 under Regulation S and (4) the transfer is being effected in accordance with the transfer restrictions set forth in the Agreement and the Offering Memorandum relating to the initial sale of the Class A Certificates, the Class M Certificates and Class B Certificates. The transferee further hereby makes the representations and warranties discussed or listed in Section 16(c) of the Supplement.


                                     G-2-1

         You, the Seller and the Trust are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                               [Name of Transferee]


                               By:
                                  -----------------------------------
                                     Name:
                                    Title:



Dated:







                                     G-2-2

                                     ANNEX A


The Transferor owns and proposes to transfer a beneficial interest in the following to the Transferee:

(i)      0    Class A Rule 144A Restricted Book-Entry Certificate, principal amount of $[o],

(ii)     0    Class M Rule 144A Restricted Book-Entry Certificate, principal amount of $[o], or

(iii)    0    Class B Rule 144A Restricted Book-Entry Certificate, principal amount of $[o].















                                     G-2-3

                                                                       EXHIBIT H

(Multicurrency--Cross Border)


                                     ISDA(R)
                  International Swap Dealers Association, Inc.


                                MASTER AGREEMENT

                           dated as of August 5, 2004
                                   ([Class A])


[Barclays Bank PLC]        And         Wachovia Bank, National Association, as
   ("Party A")                         Trustee of Charming Shoppes Master Trust
                                                     ("Party B")


have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1. Interpretation

a. Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

b. Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

c. Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2. Obligations

a. General Conditions.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.


       Copyright (c) 1992 by International Swap Dealers Association, Inc.

b. Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

c. Netting. If on any date amounts would otherwise be payable:--

     (i) in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

d. Deduction or Withholding for Tax.

     (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

          (1) promptly notify the other party ("Y") of such requirement;

          (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

               A. the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

               B. the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

     (ii) Liability. If:--

          (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

          (2) X does not so deduct or withhold; and

          (3) a liability resulting from such Tax is assessed directly against X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

e. Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

a. Basic Representations.

     (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

b. Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

c. Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

d. Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

e. Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

f. Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4. Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

a. Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii) any other documents specified in the Schedule or any Confirmation; and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

b. Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

c. Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

d. Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

e. Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp
Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5. Events of Default and Termination Events

a. Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

     (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) Credit Support Default.

          (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

          (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

          (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified

     Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

          (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

          (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

          (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

b. Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

     (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

          (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

          (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

c. Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.Early Termination

a. Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

b. Right to Terminate Following Termination Event.

     (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii) Transfer to Avoid Termination Event. If either an Illegality under
     Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv) Right to Terminate. If:--

          (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

          (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

c. Effect of Designation.

     (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

     (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

d. Calculations.

     (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

e. Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) Events of Default. If the Early Termination Date results from an Event of Default:--

          (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

          (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

          (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

          Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

          (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (ii) Termination Events. If the Early Termination Date results from a Termination Event:--

          (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

          (2) Two Affected Parties. If there are two Affected Parties:--

               A. if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

               B. if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

          If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

     (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

     (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7. Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

a. a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

b. a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8. Contractual Currency

a. Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

b. Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

c. Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

d. Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9. Miscellaneous

a. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

b. Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

c. Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

d. Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

e. Counterparts and Confirmations.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall he entered into as soon as practicable and may he executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

f. No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

g. Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10. Offices; Multibranch Parties

a. If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

b. Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

c. If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11. Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12. Notices

a. Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii) if sent by telex, on the date the recipient's answerback is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

b. Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13. Governing Law and Jurisdiction

a. Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

b. Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

c. Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in
Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

d. Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14. Definitions

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

a. in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

b. in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

c. in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

d. in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

a. the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

b. such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meanings specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency, of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.



[Barclays Bank PLC] ("[Barclays]")      Wachovia Bank, National Association ,
        (Name of Party)              as Trustee of Charming Shoppes Master Trust
                                                 ("Counterparty")
                                                  (Name of Party)

By:                                  By:
   ----------------------------          ---------------------------------
     Name:                                  Name:
     Title:                                 Title:
     Date:                                  Date:

                                    SCHEDULE
                                     to the
                                Master Agreement

                           dated as of August 5, 2004

                                     between

[Barclays Bank PLC]        and             Wachovia Bank, National Association,
  ("[Barclays]")                           as Trustee of the Charming Shoppes
                                           Master Trust
                                           (the "Counterparty")


The only Transaction that will be governed by the terms of this Agreement will be the [Class A] Swap (as defined in the Series Supplement). References in the Agreement to "Transactions" or "Transaction" shall be deemed to be references to the [Class A] Swap.

                                     Part 1

                             Termination Provisions

In this Agreement:-

(1)  "Specified Entity" shall not apply.

(2) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to [Barclays] and will not apply to the Counterparty.

(3) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to [Barclays] and will not apply to the Counterparty.

(4) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to [Barclays] and will not apply to the Counterparty.

(5) The "Default Under Specified Transaction" provisions of Section 5(a)(v) will not apply to [Barclays] and will not apply to the Counterparty.

(6) The "Cross Default" provisions of Section 5(a)(vi) will not apply to [Barclays] and will not apply to the Counterparty.

(7) The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to [Barclays] and will not apply to the Counterparty.

(8) The "Tax Event" provisions of Section 5(b)(ii) will not apply to [Barclays] and will not apply to the Counterparty.

(9) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will not apply to [Barclays] and will not apply to the Counterparty.

(10) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to [Barclays] and will not apply to the Counterparty.

(11) The "Additional Termination Event" provisions of Section 5(b)(v) will apply as set forth in Part 1(15) hereof.

(12) The "Automatic Early Termination" provisions of Section 6(a) will not apply to [Barclays] and will not apply to the Counterparty.

(13) "Termination Currency" means United States Dollars.

(14) For purposes of computing amounts payable on early termination resulting from an Event of Default with respect to [Barclays] or a Termination Event (including an Additional Termination Event) with [Barclays] as the Affected Party, (a) Market Quotation will apply to this Agreement; and (b) the First Method will apply to this Agreement. For purposes of computing amounts payable on early termination as a result of an Event of Default or Termination Event with respect to the Counterparty, the Settlement Amount shall be deemed to be zero.

(15) The occurrence of the following event shall constitute an "Additional Termination Event" for purposes of Section 5(b)(v):

     (a) the occurrence of an Additional Termination Event as forth in Part 5
     (10) hereof. If this Additional Termination Event occurs, [Barclays] shall be the sole Affected Party and all Transactions then outstanding between the parties shall be Affected Transactions.

Upon the occurrence of an Additional Termination Event, [Barclays] shall notify the Rating Agencies of such occurrence.


                                     Part 2

                               Tax Representations

(1) Payer Tax Representation:

     For the purpose of Section 3(e) of this Agreement, [Barclays] and Counterparty each make the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

     (ii) the satisfaction of the agreement of the other party contained in
          Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
          Section 4(a)(i) or 4(a)(iii) of this Agreement; and

     (iii) the satisfaction of the agreement of the other party contained in
          Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(2) [Barclays] Payee Tax Representations: For the purpose of Section 3(f), [Barclays] makes the following representations, which apply to [Barclays] with respect to that portion of its payments that are not attributable to [Barclays]' U.S. trade or business:

     (i) With respect to payments made to [Barclays] that are not effectively connected to the United States: It is a non-U.S. branch of a foreign person for United States federal income tax purposes;

     (ii) With respect to payments made to [Barclays] that are effectively connected to the United States: Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the United States; and

     (iii) Each payment received or to be received by [Barclays] in connection with this Agreement may, in whole or in part, be effectively connected with the conduct of a trade or business by [Barclays] in the United States and the Counterparty may treat the full amount of each such payment as effectively connected with the conduct of a trade or business by [Barclays] in the United States for United States information reporting purposes.

(3) Counterparty Payee Tax Representation:

     For the purpose of Section 3(f), the Counterparty represents that it is a United States Person for U.S. federal income tax purposes and either (a) is a financial institution or (b) is not acting as an agent for a person that is not a United States Person for U.S. federal income tax purposes.


                                     Part 3

                         Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii), each party agrees to deliver the following documents, as applicable:

(1) For the purpose of Sections 4(a)(i) and (ii) of this Agreement, Counterparty agrees to deliver a complete and accurate United States Internal Revenue Service Form W-9 (or any applicable successor form), in a manner reasonably satisfactory to [Barclays], (I) upon execution of this Agreement; (II) promptly upon reasonable demand of [Barclays], and (III) promptly upon learning that any such form previously filed by Counterparty has become obsolete or incorrect.

(2) [Barclays] will, on demand, deliver a certificate (or, if available, the current authorized signature book of [Barclays]) specifying the names, title and specimen signatures of the persons authorized to execute this Agreement and each Confirmation on its behalf.

(3) The Counterparty will, on demand, deliver a certificate (or, if available, the current authorized signature book of the Counterparty) specifying the names, title and specimen signatures of the persons authorized to execute this Agreement and each Confirmation on its behalf.

(4) The Counterparty will, upon execution of this Agreement, deliver a conformed copy of the Pooling and Servicing Agreement and the Series Supplement.

(5) Each party will, upon execution of this Agreement, deliver a legal opinion of counsel in form and substance satisfactory to the other party regarding this Agreement and any other matters as such other party may reasonably request.

(6) The Counterparty shall supply (and/or shall instruct the Trustee to supply) [Barclays] with copies of the monthly and annual servicing reports delivered to the Series 2004-1 Certificateholders in the form specified in the Series Supplement. Copies of such accountings and/or reports shall be delivered to [Barclays] at the following address:

                  [Barclays Bank PLC]
                  5 The North Colonnade
                  Canary Wharf
                  E14 4BB
                  e-mail address:           bgsoperations@barcap.com

Each of the foregoing documents (other than the legal opinions described in (5) above) is covered by the representation contained in Section 3(d) of this Agreement.


                                     Part 4

                                  Miscellaneous

(1) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

(2)  Notices.

     (a) In connection with Section 12(a), all notices to [Barclays] shall, with respect to any particular Transaction, be sent to the address, telex number or facsimile number specified in the relevant Confirmation and any notice for purposes of Sections 5 or 6 of the Agreement shall be sent to the address or telex number specified below:

                  [Barclays Bank PLC]
                  Attention:  Swaps Documentation
                  5 The North Colonnade
                  Canary Wharf
                  E14 4BB
                  Telephone No.: 44 (20) 7773 6810
                  Facsimile No.:  44 (20) 7773 6461

     (b) In connection with Section 12(a), all notices to the Counterparty shall, with respect to any particular Transaction, be sent to the address, telex number or facsimile number specified in the relevant Confirmation and any notice for purposes of Sections 5 or 6 of the Agreement shall be sent to the address or telex number specified below:

                  Charming Shoppes Master Trust
                  c/o Wachovia Bank, National Association
                  123 Broad Street
                  Philadelphia, PA 19101
                  Attn:  George Rayzis
                  Telephone No.:  (215) 985-7321
                  Facsimile No.:  (215) 985-7290

                  With a copy to:
                  Spirit of America, Inc.
                  450 Winks Lane
                  Bensalem, PA 19020
                  Attn: Kirk Simme
                  Telephone No.:  (215) 638-6722
                  Facsimile No.:  (215) 633-4856


(3) Netting of Payments. Section 2(c)(ii) of this Agreement will apply, with the effect that payment netting will not take place with respect to amounts due and owing in respect of more than one Transaction.

(4)  Offices; Multibranch Party. For purposes of Section 10:

     (a)  Section 10(a) will apply; and

     (b)  For the purpose of Section 10(c):

     (i) [Barclays] is a Multibranch Party and may act through its London and New York Offices.

     (ii) The Counterparty is not a Multibranch Party.

(5)  Credit Support Documents.

     With respect to [Barclays], if applicable, any Third Party Credit Support Document delivered by [Barclays] shall constitute a Credit Support Document.

     With respect to [Barclays] and the Counterparty, if applicable, any Approved Credit Support Document shall constitute a Credit Support Document.


(6)  Credit Support Provider.

     With respect to [Barclays], the party guaranteeing [Barclays]' obligations pursuant to a Third Party Credit Support Document, if any, shall be a Credit Support Provider.

(7) Process Agents. The Counterparty appoints as its Process Agent for the purpose of Section 13(c):

     Not applicable


                                     Part 5

                                Other Provisions

(1) ISDA Definitions. Reference is hereby made to the 2000 ISDA Definitions (the "ISDA Definitions") each as published by the International Swaps and Derivatives Association, Inc., which are hereby incorporated by reference herein. Any terms used and not otherwise defined herein which are contained in the ISDA Definitions shall have the meaning set forth therein.

(2) Scope of Agreement. Notwithstanding anything contained in the Agreement to the contrary, if the parties enter into any Specified Transaction, such Specified Transaction shall be subject to, governed by and construed in accordance with the terms of this Agreement unless the Confirmation relating thereto shall specifically state to the contrary. Each such Specified Transaction shall be a Transaction for the purposes of this Agreement.

(3) Inconsistency. In the event of any inconsistency between any of the following documents, the relevant document first listed below shall govern:
     (i) a Confirmation; (ii) the Schedule; (iii) the ISDA Definitions; and (iv) the printed form of ISDA Master Agreement.

(4)  Calculation Agent. The Calculation Agent will be [Barclays].

(5) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and
     (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(6) Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal, or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

(7) No Gross-up for Counterparty. Section 2(d) of the Agreement shall not apply with respect to the Counterparty so that the Counterparty shall not be obligated to gross up pursuant thereto.

(8)  [RESERVED]

(9) No Petition; Limited Recourse. [Barclays] hereby agrees that it shall not institute against, or join any other Person in instituting against the Counterparty any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings or other proceedings under U.S. federal or state or other bankruptcy or similar laws. Notwithstanding the foregoing, nothing herein shall prevent [Barclays] from participating in any such proceeding once commenced.

     [Barclays] hereby acknowledges and agrees that the Counterparty's obligations hereunder will be solely the limited recourse obligations of the Counterparty, and that [Barclays] will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Counterparty with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. Notwithstanding any other provisions hereof, recourse in respect of any obligations of the Counterparty to [Barclays] hereunder or thereunder will be limited to the assets of the Trust, subject to and in accordance with the terms of the priority of payments set forth in the Series Supplement, and on the exhaustion thereof all claims against the Counterparty arising from this Agreement or any other transactions contemplated hereby or thereby shall be extinguished.


(10) Ratings Downgrade Provisions. Unless written notification to the contrary has been received from the Rating Agencies, following the occurrence of a Ratings Event I and/or a Ratings Event II, the parties shall comply with the following provisions, as applicable.

     I. If a Ratings Event I shall occur and be continuing with respect to [Barclays], then [Barclays] shall, within 5 Local Business Days of the occurrence of such Ratings Event I, give notice of the occurrence of such Ratings Event I to Counterparty and the Servicer. Following such notice, [Barclays] may either

          (A) at its sole option and expense, provide, or cause to be provided, a Third Party Credit Support Document to Counterparty; or


          (B) at its sole option and expense, use reasonable efforts to transfer [Barclays]' rights and obligations under the Agreement and all Confirmations to another party.

     Each of I(A) and I(B) above shall be subject to satisfaction of the Rating Agency Condition.

     If, on or prior to the date that is 29 calendar days after the occurrence of a Ratings Event I, [Barclays] has provided a Third Party Credit Support Document as provided in I(A) above and the Rating Agency Condition has been satisfied, then, for so long as such Third Party Credit Support Document is in effect and the Rating Agency Condition continues to be satisfied, [Barclays] shall have no further obligations in respect of this Part 5(10)(I).

     If,

          (i) on or prior to the date that is 29 calendar days after the occurrence of a Ratings Event I, [Barclays] has not provided a Third Party Credit Support Document as provided in I(A) above or transferred its rights and obligations as provided in I(B) above, or


          (ii) [Barclays] has provided a Third Party Credit Support Document as provided in I(A) above but such Third Party Credit Support Document has ceased to be in effect and/or the Rating Agency Condition is no longer satisfied, then, on the first Local Business Day following the date that is 29 calendar days after the occurrence of the Ratings Event I (in respect of (i) above) or on the first Local Business Day following the date on which the Third Party Credit Support Document referred to in (ii) above has ceased to be in effect and/or fails to satisfy the Rating Agency Condition, Counterparty may demand that [Barclays] deliver Eligible Collateral to Counterparty in accordance with the terms of an Approved Credit Support Document. Concurrently with such delivery of Eligible Collateral, [Barclays] shall cause its outside counsel to deliver to Counterparty an opinion as to the enforceability, perfection and priority of Counterparty's security interest in such Eligible Collateral in all relevant jurisdictions (i.e. that, notwithstanding Barclay's insolvency, the collateral will be available to meet swap obligations free from any preference claim or moratorium), if necessary to satisfy the Rating Agency Condition. Notwithstanding the foregoing, [Barclays]' obligations under this Part 5(10)(I) to post Eligible Collateral under the Approved Credit Support Document shall remain in effect only for so long as a Ratings Event I is continuing with respect to [Barclays].

     The failure by [Barclays] to comply with the provisions hereof shall constitute an Additional Termination Event, with [Barclays] as the sole Affected Party and all Transactions then outstanding between the parties as Affected Transactions.

     II. If a Ratings Event II or Ratings Event III shall occur and be continuing with respect to [Barclays], then [Barclays] shall, within 5 Local Business Days of the occurrence of such Ratings Event, give notice of the occurrence of such Ratings Event to Counterparty and the Servicer. Following such notice, [Barclays] shall either

          (A) if such Ratings Event is a Ratings Event II only (i.e., is not a Ratings Event III) and to the extent that is has not already done so in accordance with Part 5(10)(I), at its sole option and expense, provide, or cause to be provided, a Third Party Credit Support Document to Counterparty; or


          (B) if such Ratings Event is either a Ratings Event II or Ratings Event III, at its sole option and expense, use reasonable efforts to transfer [Barclays]' rights and obligations under the Agreement and all Confirmations to another party.

     Each of II(A) and II(B) above shall be subject to satisfaction of the Rating Agency Condition.

     If, on or prior to the date that is 29 calendar days after the occurrence of a Ratings Event II, [Barclays] has provided a Third Party Credit Support Document as provided in II(A) or I(A) above and the Rating Agency Condition has been satisfied, then, for so long as such Third Party Credit Support Document is in effect and the Rating Agency Condition continues to be satisfied, then, (i) [Barclays] shall have no further obligations in respect of this Part 5(10)(II) and, (ii) if [Barclays] was delivering Eligible Collateral to Counterparty in accordance with the terms of an Approved Credit Support Document pursuant to the provisions of Part 5(10)(I) hereof, [Barclays] shall have no further obligations to deliver Eligible Collateral under the Approved Credit Support Document.

     If,


          (i) on or prior to the date that is 29 calendar days after the occurrence of a Ratings Event II, [Barclays] has not provided a Third Party Credit Support Document as provided in II(A) above or transferred its rights and obligations as provided in II(B) above; or on or prior to the date that is 29 calendar days after the occurrence of Ratings Event III, [Barclays] has not transferred its rights and obligations as provided in II(B) above, or


          (ii) [Barclays] has provided a Third Party Credit Support Document as provided in II(A) or I(A) above but such Third Party Credit Support Document has ceased to be in effect and/or the Rating Agency Condition is no longer satisfied, then, on the first Local Business Day following the date that is 29 calendar days after the occurrence of the Ratings Event II (in respect of (i) above) or on the first Local Business Day following the date on which the Third Party Credit Support Document referred to in (ii) above has ceased to be in effect and/or fails to satisfy the Rating Agency Condition, and only to the extent that [Barclays] is not already delivering Eligible Collateral to Counterparty in accordance with the terms of an Approved Credit Support Document pursuant to the provisions of Part 5(10)(I) hereof, [Barclays] will deliver Eligible Collateral to Counterparty in accordance with the terms of an Approved Credit Support Document. Concurrently with such delivery of Eligible Collateral, [Barclays] shall cause its outside counsel to deliver to Counterparty an opinion as to the enforceability, perfection and priority of Counterparty's security interest in such Eligible Collateral in all relevant jurisdictions (i.e. that, notwithstanding Barclay's insolvency, the collateral will be available to meet swap obligations free from any preference claim or moratorium), if necessary to satisfy the Rating Agency Condition. Notwithstanding [Barclays]' posting of Eligible Collateral in accordance with the terms of the Approved Credit Support Document, [Barclays] shall use best efforts to either transfer its rights and obligations to an acceptable third party or to provide a Third Party Credit Support Document. Notwithstanding the foregoing, [Barclays]' obligations under this Part 5(10)(II) to find a transferee or provide a Third Party Credit Support Document, as applicable, and to post Eligible Collateral under the Approved Credit Support Document shall remain in effect only for so long as a Ratings Event II or Ratings Event III is continuing with respect to [Barclays].

     The failure by [Barclays] to comply with the provisions hereof shall constitute an Additional Termination Event, with [Barclays] as the sole Affected Party and all Transactions then outstanding between the parties as Affected Transactions.

     As used herein:

     "Approved Credit Support Document" the 1994 ISDA Credit Support Annex (ISDA Agreements Subject to New York Law Only), dated as of August 5, 2004, between Party A and Party B, as modified by the Paragraph 13 thereto (collectively, the "Initial Credit Support Document"), and any other security agreement substantially in the form of the Initial Credit Support Document.



     "Moody's" means Moody's Investors Service, Inc. or any successor thereto;

     "Pooling and Servicing Agreement" means the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997 and as amended as of July 22, 1999 and as of May 8, 2001 among Charming Shoppes Receivables Corp., Spirit of America, Inc., as servicer (together with its successors and assigns, the "Servicer") and Wachovia Bank National Association (formerly known as First Union National Bank), as trustee (together with its successors and assigns, the "Trustee").

     "Rating Agencies" means S&P and Moody's;

     "Rating Agency Condition" has the meaning specified in the Pooling and Servicing Agreement;

     "Ratings Event" means a Ratings Event I, a Ratings Event II or a Ratings Event III.

     "Ratings Event I" shall occur with respect to [Barclays] (to the extent that [Barclays]' relevant obligations are rated by Moody's) if [Barclays]' long-term senior unsecured debt rating by Moody's is lower than A1 or is A1 on negative watch or [Barclays]' short-term senior unsecured debt rating by Moody's is lower than P-1 or is P-1 on negative watch;


     "Ratings Event II" shall occur with respect to [Barclays] (to the extent that [Barclays]' relevant obligations are rated by S&P and/or Moody's) if
     (a) [Barclays]' short-term senior unsecured debt rating by S&P is lower than A-1 or (b) [Barclays]' long-term senior unsecured debt rating by Moody's is A3 or lower or [Barclays]' short-term senior unsecured debt rating by Moody's is P-2 or lower;

     "Ratings Event III" shall occur with respect to [Barclays] (to the extent that [Barclays]' relevant obligations are rated by S&P) if [Barclays]' long-term senior unsecured debt rating by S&P is lower than BBB-;

     "Series Supplement" means the Series 2004-1 Supplement to the Pooling and Servicing Agreement dated as of August 5, 2004, among the Seller, the Servicer and the Trustee;

     "S&P" means by Standard & Poor's Ratings Service or any successor thereto; and

     "Third Party Credit Support Document" means any agreement or instrument (including any guarantee, letter of credit, insurance policy, security agreement or pledge agreement) whose terms provide for the guarantee of [Barclays]' obligations under this Agreement by a third party.

(11) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following paragraphs:

     "(g) It is an "eligible contract participant" under, and as defined in,
     Section 1a(12) of the Commodity Exchange Act, as amended.

     (h) Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

          (i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

          (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

          (iii) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction."

(12) Amendment to Section 7 of the Agreement. Section 7 of the Agreement is hereby amended by:

          (i) adding the words "and the confirmation of the Rating Agencies" immediately following the word "party" in the third line thereof; and


          (ii) adding the following sentence immediately following the final sentence thereof:

               "In addition, no transfer shall be effective unless it satisfies the Rating Agency Condition.".

(13) Events of Default. Section 5(a)(i) of the Agreement is amended by substituting the following therefor: "Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the fifth Local Business Day after notice of such failure is given to the other party; provided that failure by Party A to make a payment under this Agreement shall not constitute an Event of Default if the required payment is made from Posted Collateral (as defined in the applicable Approved Credit Support Document) available for such purpose and Party A Transfers to the Trustee Cash in U.S. Dollars in an amount equal to the amount of Posted Collateral applied to make such required payment on behalf of Party A within five Local Business Days of the date on which such payment or delivery is due.

(14) Amendment to Section 9(b) of the Agreement. Section 9(b) of the Agreement is amended by adding the following sentence immediately following the end of the first sentence thereof:

          "In addition, no amendment modification or waiver in respect of this Agreement will be effective unless it satisfied the Rating Agency Condition."

(15) Amendment to Section 6(e) of the Agreement. Section 6(e) of the Agreement is amended by deleting the last sentence of the introductory paragraph thereof (i.e. there shall be no Set-Off).

(16) Set-Off. The parties agree that there will be no Set-off with respect to this Agreement.

(17) Restrictions on Amendments. The Trustee shall not, without the prior written consent of Party A, enter into any amendment, modification or supplement to the Series Supplement that would materially and adversely affects the timing, amount or priority of distributions to be made to Party A.

(18) Servicer Empowered to Act for Party B. Each of Party A and Party B acknowledges and agrees that, until the Trustee shall have notified the Servicer and Party A to the contrary, the Servicer (as defined in the Pooling and Servicing Agreement) is hereby authorized and empowered to make or deliver, as applicable, any notice, demand, request or consent required or permitted to be made by Party B pursuant to this Agreement.

         Please confirm your agreement to the terms of the foregoing Schedule by signing below.

                                     [BARCLAYS BANK PLC]


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:



                                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                                     as Trustee of Charming Shoppes
                                     Master Trust


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:

(Bilateral Form)                 (ISDA Agreements Subject to New York Law Only)


                                     ISDA(R)

              International Swaps and Derivatives Association, Inc.


                              CREDIT SUPPORT ANNEX

                             to the Schedule to the


                             ISDA MASTER AGREEMENT
                                   ([Class A])
                           dated as of August 5, 2004

                                     between

 [Barclays Bank PLC]           and      Wachovia Bank, National Association, as
       ("Party A")                                    Trustee
                                                    ("Party B")


This Annex supplements, forms part of, and is subject to, the ISDA Master Agreement referred to above (this "Agreement"), is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:

Paragraphs 1 - 12.  Incorporation

Paragraphs 1 through 12 inclusive of the ISDA Credit Support Annex (Bilateral
Form) (ISDA Agreements Subject to New York Law Only) published in 1994 by the International Swaps and Derivatives Association, Inc. are incorporated herein by reference and made a part hereof.

Paragraph 13.

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

                  With respect to Party A: None.
                  With respect to Party B: None.



(b) Credit Support Obligations.

     (i) Delivery Amount, Return Amount and Credit Support Amount.

          (A) "Delivery Amount" has the meaning specified in Paragraph 3(a), except that the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" shall be deleted and replaced with the words "not later than the close of business on the next Local Business Day following a Valuation Date"; and

          (B) "Return Amount" has the meaning specified in Paragraph 3(b).


          (C) "Credit Support Amount" shall not have the meaning specified in Paragraph 3(b) and, instead, will have the following meaning:

          "Credit Support Amount" means, (a) for any Valuation Date on which a Ratings Event (as defined in the Agreement) has occurred and is continuing, the Secured Party's Modified Exposure for that Valuation Date, and (b) for any other Valuation Date, Floor Amount.


     (ii) Eligible Credit Support. On any date, the following items will qualify as "Eligible Credit Support" for each party; provided that an amount of Eligible Collateral equal to the Floor Amount shall at all times be posted as cash in U.S. Dollars.

                                                                                      Valuation
                                                                                      Percentage

     (A)  cash in U.S. Dollars 100%


(B)  negotiable debt obligations issued after 18 July 1984 by the U.S. Treasury         97.1%
      Department having a residual maturity on such date of less than 1 year (with local and foreign currency issuer ratings of Moody's Aa2 and S&P
     AA or above)


(C)  negotiable debt obligations issued after 18 July 1984 by the U.S. Treasury    To Be Determined
     Department having a residual maturity on such date equal to or greater than
     1 year but less than 5 years (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above)


(D)  negotiable debt obligations issued after l8 July 1984 by the U.S. Treasury   To Be Determined
     Department having a residual maturity on such date equal to or greater than
     5 years but less than 10 years (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above)


(E)  negotiable debt obligations of the Government National Mortgage              To Be Determined
     Association, the Federal National Mortgage Association, the Federal Home
     Loan Mortgage Corporation, the Student Loan Marketing Association or a
     Federal Home Loan Bank (all entities rated Moody's Aal and S&P AA+ or above) with a residual maturity on such date equal to or greater than 1 year but less than 3 years.


(F)  negotiable debt obligations of the Government National Mortgage              To Be Determined
     Association, the Federal National Mortgage Association, the Federal Home
     Loan Mortgage Corporation, the Student Loan Marketing Association or a
     Federal Home Loan Bank (all entries rated Moody's Aa1 and S&P AA+ or above)
     with a residual maturity on such date equal to or greater than 3 years but less than 5 years.


(G)  negotiable debt obligations of the Government National Mortgage              To Be Determined
     Association, the Federal National Mortgage Association, the Federal Home
     Loan Mortgage Corporation, the Student Loan Marketing Association or a
     Federal Home Loan Bank (all entries rated Moody's Aal and S&P AA+ or above)
     with a residual maturity on such date equal to or greater than 5 years but less than 7 years.


(H)  negotiable debt obligations of the Government National Mortgage              To Be Determined
     Association, the Federal National Mortgage Association, the Federal Home
     Loan Mortgage Corporation, the Student Loan Marketing Association or a
     Federal Home Loan Bank (all entries rated Moody's Aal and S&P AA+ or above)
     with a residual maturity on such date equal to or greater than 7 years but less than 10 years.

Where the ratings of the relevant agencies differ with respect to the same negotiable debt obligation, the lower of the ratings shall apply.

In addition, upon a Ratings Event, the Valuation Percentage in relation to Eligible Collateral of the type described in (C) through (H) above shall be determined with the consent of S&P and Moody's; provided, however, that if Party A is required to post collateral in accordance with the terms of this Agreement it shall post only Eligible Collateral of the type described in (A) and (B) above until such time as the Rating Agency Condition shall have been satisfied with respect to the Valuation Percentages assigned to Eligible Collateral of the type described in (C) through (H) above.



     (iii) Other Eligible Support. Such Other Eligible Support as the Pledgor may designate with the consent of the Secured Party and the Servicer; provided, at the expense of the Pledgor, the Rating Agency Condition shall have been satisfied; and provided further that an amount of Eligible Collateral equal to the Floor Amount shall at all times be posted as cash in U.S. Dollars. For the avoidance of doubt there are no items which qualify as Other Eligible Support as of the date of this Annex.

     (iv) Thresholds.

          (A)  "Independent Amount" means zero.

          (B)  "Threshold" means for Party A: zero.

               "Threshold" means, for Party B: infinity.


          (C)  "Minimum Transfer Amount" means zero.


          (D) Rounding: The Delivery Amount and the Return Amount will not be rounded.

(c)  Valuation and Timing.



     (i) "Valuation Agent" means Party A.


     (ii) "Valuation Date" means each Reset Date (as defined in the Confirmation relating to the [Class A] Swap) and each other Local Business Day which, if treated as a Valuation Date, would result in a Delivery Amount or Return Amount. Additionally, in the event of a Ratings Event (and except as otherwise agreed by S&P), the parties agree that a Valuation Date shall occur at least once each week and that the Valuation Agent will use its best efforts to verify the Valuation Agent's Exposure calculation at least once each month by obtaining Exposure calculations from two Reference Market-makers. The Valuation Agent shall obtain Exposure calculations from the same Reference Market-maker no more than four times in any calendar year. For the purposes of this provision only, the Exposure calculation by the Valuation Agent should reflect the higher of the two Exposure calculations provided by the Reference Market-makers.

     (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

     (iv) "Notification Time" means 11:00 a.m., New York time, on a Local Business Day.

(d) Conditions Precedent and Secured Party's Rights and Remedies. With respect to Party A, each of the following will be a "Specified Condition": (x) any Additional Termination Event (if [Barclays] is the Affected Party), (y) any Potential Event of Default under Section 5(a)(i) of the Agreement and the continuance thereof for one Local Business Day after the related payment or delivery is due, or (z) any Potential Event of Default under Section 5(a)(vii) of the Agreement.

         Party A:

(e) Substitution.

     (i)  "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

     (ii) Consent. Not applicable.

(f) Dispute Resolution.


     (i) "Resolution Time" means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

          Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), on any date, the Value of Eligible Credit Support will be calculated as follows:

               For Eligible Credit Support comprised of cash, the amount of such cash.

               For Eligible Collateral comprising securities; the sum of (a)(x) the last bid price on such date for such securities on the principal national securities exchange on which such securities are listed, multiplied by the applicable Valuation Percentage or
               (y) where any such securities are not listed on a national securities exchange, the bid price for such securities quoted as at the close of business on such date by any principal market maker for such securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available; multiplied by the applicable Valuation Percentage; plus (b) the accrued interest on such securities (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date.


     (ii) Alternative. The provisions of Paragraph 5 will apply; provided that the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g) Holding and Using Posted Collateral.

(i)  Eligibility to Hold Posted Collateral; Custodians.

     Party B is not and will not be entitled to hold Posted Collateral. Party B's Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the Custodian for Party B shall be the same banking institution that acts as Trustee under the Pooling and Servicing Agreement.

     Initially, the Custodian for Party B is Wachovia Bank, National Association, not in its individual capacity, but solely as Trustee under the Pooling and Servicing Agreement.

(ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Party B; therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6 (c)(ii); provided, however, that the Trustee shall invest Cash Posted Credit Support in Permitted Investments (as defined in the Pooling and Servicing Agreement) designated by Party A and approved by the Servicer that mature no later than the following Floating Rate Payer Payment Date, with losses (net of gains) incurred in respect of such investments to be for the account of Party A. The Secured Party is authorized to liquidate any Posted Credit Support pursuant to written instructions from Party A.

(h) Distributions and Interest Amount.

     (i) Interest Rate. The "Interest Rate" will be the yield earned on Cash Posted Credit Support pursuant to clause (g)(ii) above.

     (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the first Local Business Day following each Reset Date (as defined in the Confirmation relating to the Class A Certificates).

(i) Additional Representation(s).

     There are no additional representations by either party.

(j) Other Eligible Support and Other Posted Support.

     (i) "Value" with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties and the Servicer shall agree in writing from time to time.

     (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties and the Servicer shall agree in writing from time to time.

(k) Demands and Notices.

     All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand, specification or notice:

    (i)  shall be given to or made at the following addresses:

     If   to Party A:

          As   per the Notices Section of the Agreement.

     with a copy to:

          General Counsel's Office
          200 Park Avenue
          New York, N.Y. 10166


     Notices to Party A shall not be deemed effective unless delivered to the New York address set forth above.


     If to Party B:


          Charming Shoppes Master Trust
          c/o Wachovia Bank, National Association
          123 Broad Street
          Philadelphia, PA 19101
          Attn:  George Rayzis
          Telephone No.:  (215) 985-7321
          Facsimile No.:  (215) 985-7290

          With a copy to:

          Spirit of America, Inc., as Servicer
          450 Winks Lane
          Bensalem, PA 19020
          Attn: Kirk Simme
          Telephone No.:  (215) 638-6722
          Facsimile No:  (215) 633-4856

or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party;

(ii) shall (unless otherwise stated in this Annex) be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day.

(l)      Address for Transfers.

         Party B:
         Wachovia Bank, National Association
         Charlotte, NC ABA# 053000219
         D/5000000016439
         FFC: 2576047066/CSMT 2004-1 Swap 8-5-04
         Attention to: CT1870 George Rayzis

(m) Other Provisions.

     (i)  Additional Definitions. As used in this Annex:

          "Floor Amount" means, for any Valuation Date, the amount payable by Party A on the next following Floating Rate Payer Payment Date specified in the Confirmation relating to the [Class A] Certificates.

               "Local Business Day" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York, Philadelphia, Pennsylvania, Milford, Ohio and the location of the Trustee, and
               (ii) in relation to a Return Date on which a Transfer of Eligible Credit Support is to occur, a day on which the clearance system agreed between the parties for the delivery of Eligible Credit Support is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Credit Support for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign deposits) in New York and such other places as the parties shall agree).

               "Modified Exposure" means, for any Valuation Date, an amount equal to the greater of:

                    (x) the greater of (i) the Secured Party's Exposure for that
               Valuation Date (plus the Notional Volatility Buffer or (ii) zero, and

                    (y) the Floor Amount.

               "Ratings Event" means a "Ratings Event I" (as defined in the Agreement) or a "Ratings Event II" (as defined in the Agreement").

               "Notional Volatility Buffer" as determined by the Valuation Agent for any date, means the outstanding Notional Amount of the Transaction on such date multiplied by the relevant percentage for such date as set out in the table below on such date.

                                     Less than or       Less than or equal to
                                     equal to 5         10 years but greater
                                     years to           than 5 years to
     Party A S&P Rating on           Termination        Termination Date of
     such date                       Date of the        the Transaction
     ---------                       Transaction       ---------------
                                     -----------

     S-T Rating of A-2                  3.25%              4.00%
     ------------------------------- -----------       ---------------
     S-T Rating of A-3                  4.00%              5.00%
     ------------------------------- -----------       ---------------
      L-T Rating of BB+ or lower        4.50%              6.75%
     ------------------------------- -----------       ---------------

     "Servicer" means the person designated as such under the Pooling and Servicing Agreement. As of the date hereof, the Servicer is Spirit of America, Inc.

(ii) Holding Collateral. The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account and to hold, record and identify all the Posted Collateral in such segregated account and, subject to Paragraph 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

(iii) Agreement as to Single Secured Party and Pledgor. Party A and Party B agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, and (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

     (iv) Modifications to Paragraph 12: The following definitions of "Pledgor" and "Secured Party" are substituted for the definitions of those terms contained in Paragraph 12 of this Annex:

     "Pledgor" means Party A.

     "Secured Party" means Party B.


     (v) Expenses. Notwithstanding Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in the transfer of Eligible Collateral.

     (vi) Servicer Empowered to Act for Party B. Each of Party A and Party B acknowledges and agrees that, until the Trustee shall have notified the Servicer and Party A to the contrary, the Servicer is hereby authorized and empowered to make or deliver, as applicable, any notice, demand, request or consent required or permitted to be made by Party B pursuant to this Agreement.

     (vii) Amendment to Paragraph 8. Paragraph 8 of this Annex is amended by adding the following new sentence at the end thereof:

`For the avoidance of doubt, in the event a Potential Event of Default occurs under Section 5(a)(i) or 5(a)(vii) of the Agreement, Party B shall be entitled to exercise the rights described in Paragraph 8(a), including the application of Posted Collateral to satisfy any payment obligation of Party A (including any payment obligation that gave rise to such Potential Event of Default) when due.'

IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.

[BARCLAYS BANK PLC]                     WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                        Trustee

By:                                     By:
      -------------------------               ---------------------------------
      Name                                    Name:
      Title:                                  Title:

                                    [CLASS A]
                 CONFIRMATION FOR U.S. DOLLAR INTEREST RATE SWAP
                     TRANSACTION UNDER 1992 MASTER AGREEMENT

Date: August 5, 2004                       Our ref: [Barclays] Reference Number
                                                     576361B
To:   Wachovia Bank, National Association,      From:  [Barclays Bank PLC]
      as Trustee of Charming Shoppes            5 The North Colonnade
      Master Trust                              Canary Wharf
                                                E14 4BB
Attn:          George Rayzis                    Contact:     Swap Documentation
Fax No:        (215) 985-7321                   Fax No:      44 (20) 7773 6461
Tel No:        (215) 985-7290                   Tel No:      44 (20) 7773 6810


Dear Sir/Madam,

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Wachovia Bank, National Association, as trustee of Charming Shoppes Master Trust and [Barclays Bank PLC] (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

     The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc., the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Definitions or the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997 and as amended as of July 22, 1999, May 8, 2001 and August 5, 2004 (the "Pooling and Servicing Agreement") among the Seller, Spirit of America, Inc., a Delaware corporation, as servicer (in such capacity, the "Servicer"), and Wachovia Bank, National Association (formerly known as First Union National Bank), as trustee (the "Trustee"), as supplemented by the Series 2004-1 Supplement to the Pooling and Servicing Agreement dated as of August 5, 2004 (the "Series Supplement").

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement ([Class A]) (including the Schedule thereto) dated as of August 5, 2004 as amended and supplemented from time to time (the "Agreement"), between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         In this Confirmation "Party A" means [Barclays Bank PLC] and "Party B" means Wachovia Bank, National Association, as Trustee for Charming Shoppes Master Trust.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Notional Amount                       Initially, USD
                                           $[115,200,000] and thereafter an
                                           amount equal for each Calculation
                                           Period to the outstanding
                                           principal amount of the [Class A]
                                           Certificates (as defined in the
                                           Series Supplement) at the end of
                                           the first day of that Calculation
                                           Period.

     Trade Date:                           July 21, 2004

     Effective Date:                       August 5, 2004

     Termination Date:                     The  earlier of (i) May 15, 2014,
                                           subject to adjustment in
                                           accordance with the Following
                                           Business Day Convention, and
                                           (ii) the date on which the
                                           outstanding principal amount of
                                           the [Class  A] Certificates (as
                                           defined in the Series
                                           Supplement) is reduced to zero,
                                           subject to early  termination
                                           in accordance with the terms of the
                                           Agreement.  In accordance with
                                           the Series Supplement, the [Class A]
                                           Expected  Final Payment Date is
                                           November 15, 2009, subject to the
                                           Modified Following Business Day
                                           Convention.

     Fixed Amounts:

     Fixed Rate Payer:                     Party B

     Fixed Rate Payer Payment Dates:       The 15th of each month commencing
                                           September 15, 2004 and
                                           ending on the Termination Date,
                                           subject to adjustmentin
                                           accordance with the Modified
                                           Following Business Day Convention

     Fixed Rate:                           4.326% per annum

     Fixed Rate Day Count Fraction:        Actual/360

     Floating Amounts:

     Floating Rate Payer:                   Party A

     Floating Rate Payer Payment Dates:     The 15th of each month commencing
                                            September 15, 2004 and ending on
                                            the Termination Date, subject to
                                            adjustment in accordance with
                                            the Modified Following Business
                                            Day Convention.
     Floating Rate for initial
     Calculation Period:                    Linear Interpolation

     Floating Rate Option:                  USD-LIBOR-BBA

     Designated Maturity:                   1 Month, except for the initial
                                            Calculation Period

     Spread:                                None

     Floating Rate Day Count Fraction:      Actual/360

     Reset Dates:                           First day of each Calculation Period

     Business Days:                         New York, London, Philadelphia,
                                            Pennsylvania, and Milford, Ohio

     Calculation Agent:                     Party A

3.   Additional Amounts Upon Certain Partial Terminations

     (a) Capitalized terms used but not otherwise defined in this Section 3 have the meanings assigned thereto in the Series Supplement. In addition, the following terms have the meanings set forth below:

          "Available Reserve Funds" means funds on deposit in the Swap Reserve Account, other than interest and other investment income.

          "Estimate Date" means (x) the first Determination Date in 2005 on which the Three Month Excess Yield Percentage for the immediately succeeding Distribution Date is less than 7%, (y) each Determination Date thereafter during the Funding Period, and (z) the June, 2005 Determination Date.

          "Estimated Payment" means, with respect to any Estimate Date:

               (i) if the Three Month Excess Yield Percentage for the immediately succeeding Distribution Date (other than the June, 2005 Determination Date) is 7% or greater, zero; and

               (ii) otherwise, the amount, if any, that would be payable by Party B under this Section 3 if a Terminated Transaction were to occur on the Distribution Date immediately succeeding such Estimate Date as a result of a reduction in the Notional Amount by the [Class A] Percentage of the lesser of (A) $[30 million] or (B) the amount on deposit in the Pre-Funding Account, excluding interest or other investment earnings on funds on deposit in such account.

          "Floor Amount" means the lesser of (a) $[390,000] and (b) 1.3% of the amount on deposit in the Pre-Funding Account.

          "Prefunding Reduction" means a principal payment made on the [Class A] Certificates as a result of the release of funds from the Pre-Funding Account pursuant to Section 4.19(b) of the Series Supplement.

          "Swap Reserve Account" means a segregated trust account maintained by the Trustee at the Trustee in the name of the Trustee, for the benefit of Party A as counterparty under each of the Interest Rate Swap Agreements.

          "Three Month Excess Yield Percentage" has the meaning set forth in the [Class C] Purchase Agreement.

     (b) If the Notional Amount is reduced on the Funding Period Termination Distribution Date as a result of a Prefunding Reduction, the parties hereto shall treat the portion of such reduction (without duplication) as terminated on such date (a "Terminated Transaction"). Party A shall calculate the Market Quotation for the Terminated Transaction as set forth below.

     "Market Quotation" means, with respect to a Terminated Transaction, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to Party A (expressed as a negative number) or by Party A (expressed as a positive number) in consideration of an agreement between Party A and the quoting Reference Market-maker to enter into such Terminated Transaction (with the same fixed and floating payment rates and remaining term as this Transaction) on the relevant Payment Date. Party A will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable prior to the relevant Payment Date. The day and time as of which those quotations are to be obtained will be selected in good faith by Party A. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, Party A will determine the Market Quotation in good faith. Notwithstanding the foregoing, Party A shall be the sole Reference Market-maker unless: (a) the reduction in the Notional Amount of the Transaction is equal to or greater than $[50 million], and (b) the Servicer or the Trustee requests that Quotations from Reference Market-makers other than Party A are utilized.

     If the amount so determined by Party A in respect of a Terminated Transaction is positive, Party B shall owe such amount to Party A, which shall be payable (with interest thereon accruing from such Payment Date and calculated at the Fixed Rate) on the next Payment Date to the extent provided in the Series Supplement. If such amount is negative, Party A shall pay such amount to Party B on the next Local Business Day.

     (c) On each Estimate Date, the Calculation Agent shall calculate the Estimated Payment. If the Estimated Payment on the first Estimate Date exceeds the Floor Amount, Party B shall transfer an amount equal to the excess, pursuant to Section 4.11(t) of the Series Supplement, to the Swap Reserve Account on the immediately succeeding Distribution Date. On each Estimate Date thereafter, the Calculation Agent shall calculate:

          (i) the Estimated Payment,

          (ii) the excess, if any (the "Estimated Shortfall"), of (A) the Estimated Payment over (B) the sum of the Floor Amount plus Available Reserve Funds; and

          (iii) the excess, if any (the "Estimated Excess") of (A) the sum of the Floor Amount plus Available Reserve Funds, over (B) the Estimated Payment.

     If the Estimated Shortfall is greater than zero, Party B shall transfer the Estimated Shortfall to the Swap Reserve Account on the next succeeding Distribution Date pursuant to Section 4.11(t) of the Series Supplement. If the Estimated Excess is greater than zero, Party B shall withdraw the Estimated Excess from the Swap Reserve Account and transfer such amount to the Holder of the Exchangeable Seller Certificate.

     (d) On the Funding Period Termination Distribution Date, the amount payable by Party B under clause (b) of this Section 3, if any, shall be paid from the following sources:

          first, funds available for that purpose under Section 4.11(t) of the Series Supplement,

          second, Available Reserve Funds in the Swap Reserve Account, and third, funds that would otherwise be released on such date to the holder of the Exchangeable Seller Certificate from the Funding Period Reserve Account.

     (e) Party B's obligation to deposit funds to the Swap Reserve Account shall be limited to the extent that funds are available for such purpose under Section 4.11(t) of the Series Supplement, and failure to make such deposit due to such funds not being available shall not constitute an Event of Default. Funds held in the Swap Reserve Account shall be used solely to fund Party B's obligations under clause (b) of this Section 3 in respect of a Terminated Transaction, and may not be used for any other purpose.

     (f) Funds on deposit in the Swap Reserve Account (after giving effect to any withdrawals from the Swap Reserve Account) shall be invested by the Trustee at the direction of the Servicer in Permitted Investments maturing no later than the following Distribution Date. The interest and other investment income (net of investment expenses and losses) earned on such investments shall be withdrawn from the Swap Reserve Account and transferred to the holder of the Exchangeable Seller Certificate on each Distribution Date, provided that any other deposit to, or withdrawal from, such account required to be made on such date has occurred.

     (g) The Swap Reserve Account shall be terminated following the earlier to occur of (a) the completion of the Funding Period and (b) the termination of the Trust pursuant to the Agreement. Upon the termination of the Swap Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Swap Reserve Account on such date as described above) shall be distributed to the Holder of the Exchangeable Seller Certificate.

4.   Account Details:

     Account for payments to Party A:    Name:  [Barclays Bank PLC]
                                         City:  New York
                                         ABA# 026 002 574
                                         Ref:  [Barclays] Swaps
                                         Acct:  050-01922-8


     Account for payments to Party B:    Wachovia Bank, National Association
                                         Charlotte, NC ABA# 053000219
                                         D/5000000016439
                                         FFC: 2576000052/CSMT Collections AC
                                         Attention to: CT1870 George Rayzis

5.   Offices:

     The Office of Party A for this      5 The North Colonnade
     Transaction is:                     Canary Wharf
                                         E14 4BB

     The Office of Party B for this      c/o Wachovia Bank, National Association
     Transaction is:                     123 Broad Street
                                         Philadelphia, PA 19101

6.   Insolvency

The "Bankruptcy" provisions of clause (2) of Section 5(a)(vii) will not apply to the Counterparty if the Counterparty's insolvency, inability to pay its debts, or failure or admission in writing of its inability generally to pay its debts as they become due relates solely to debts of the Counterparty that are subordinated to the [Class A] Certificates.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of BGS Operations (fax no. 44 (20) 7773 6461).

Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

[BARCLAYS BANK PLC]                 Accepted and confirmed as of the date
                                    first written:

                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
By:                                 as Trustee of Charming Shoppes Master Trust
   --------------------------
   Name:
   Title:                           By:
                                        ------------------------------
                                        Name:
                                        Title:

                                                                      Exhibit I

               FORM OF NON-U.S. BENEFICIAL OWNERSHIP CERTIFICATION
                             BY MEMBER ORGANIZATION

                                                                       [Date]

[Euroclear or Clearstream Banking, societe anonyme, as applicable]

       Re: Charming Shoppes Master Trust (the "Trust")
           Series 2004-1 Certificates, Class [A] [M] [B] (the "Certificates")

                  This is to certify that as of the date hereof, and except as set forth below, the Certificates held by you for our account are beneficially owned by a non-U.S. person(s). As used in this paragraph the term "U.S. person" has the meaning given to it by Regulation S under the United States Securities Act of 1933, as amended.

                  We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Certificates held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

                  We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you, the Trust, Indenture Trustee or Transfer Agent and Registrar for the Certificates to produce this certification to any interested party in such proceedings.

Date: ____________, 20___.

                                         By:
                                            ---------------------------------
                                            [Agent Member]
                                            As, or as agent for, the Beneficial
                                            Owner(s) of the Certificates to
                                            which this certificate relates.

                                                                      Exhibit J

               FORM OF NON-U.S. BENEFICIAL OWNERSHIP CERTIFICATION
              BY EUROCLEAR OR CLEARSTREAM BANKING, SOCIETE ANONYME

                                                 [Date]

[Name and address of Trustee]

       Re:   Charming Shoppes Master Trust (the "Trust")
             Series 2004-1 Certificates, Class [A] [M] [B] (the "Certificates")

     This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission, from member organizations appearing in our records as persons being entitled to a portion of the principal amount of the Certificates set forth below (our "Member Organizations") substantially to the effect set forth in the Series 2004-1 Supplement, dated as of August 5, 2004, between Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer, and Wachovia Bank, National Association, as Trustee, U.S. $_______ principal amount of the above-captioned Certificates held by us or on our behalf are beneficially owned by non-U.S. person(s). As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the United States Securities Act of 1933, as amended.

     We further certify:

          1. that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Regulation S Temporary Book-Entry Certificates excepted in such certifications; and

          2. that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as the date hereof.

     We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you, the Seller or the Trust to produce this certification to any interested party in such proceedings.

        Dated: ________, 20_

                                         Yours Faithfully,
                                         [Euroclear or Clearstream Banking,
                                          societe anonyme]


                                         By:_________________________________



















                                      J-2